UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
March 31, 2009

American Century Investments

Mid Cap Value Fund

Small Cap Value Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Mid Cap Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Small Cap Value

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Top Five Industries	12
Types of Investments in Portfolio	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Notes to Financial Statements	29
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	46

Other Information

Management	47
Additional Information	50
Index Definitions	51

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

An Unprecedented Period for Stocks

The 12 months ended March 31, 2009, represented one of the most tumultuous periods ever for the U.S. stock market. A combination of traumatic factors—a severe economic downturn, a near-collapse of the financial sector, and significantly curtailed access to credit—led to a steep decline in stocks throughout much of the 12-month period.

The U.S. economy contracted in each of the last three quarters of the period, extending a recession that began in late 2007. The unemployment rate hit a 26-year high as the economy shed more than five million jobs since the beginning of 2008. The housing market deteriorated further, and retail spending declined as consumers moved to reduce debt and increase savings.

The troubled financial sector also weighed on stocks during the period. The consolidation that reshaped the sector in recent years led to the formation of financial conglomerates and huge investment banks. These enormous institutions ventured into risky new forms of investing, often with substantial leverage. As a result of rising defaults on lending of all kinds, the credit markets froze, and several of these financial giants collapsed. The federal government created an alphabet soup of programs designed to shore up the financial sector, but it remains a work in progress.

Value Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the 12-month period (see the accompanying table). Virtually all of this underperformance occurred in the final three months of the period as investors began to shift into beaten-down growth sectors in anticipation of a nascent economic recovery before the end of 2009.

The unprecedented events during the past year were a reminder of how risky stocks can be. For value investors, however, there is a silver lining in this dark market cloud. In the wake of indiscriminate selling across the market, we have been able to purchase shares of higher-quality companies at extremely attractive valuation levels. Moreover, thanks to our emphasis on strong balance sheets, we have largely been insulated from the many companies whose dividends have been under pressure.

U.S. Stock Index Returns
For the 12 months ended March 31, 2009
Russell 1000 Index (Large-Cap)	–38.27%	Russell Midcap Index	–40.81%
Russell 1000 Growth Index	–34.28%	Russell Midcap Growth Index	–39.58%
Russell 1000 Value Index	–42.42%	Russell Midcap Value Index	–42.51%
Russell 2000 Index (Small-Cap)	–37.50%
Russell 2000 Growth Index	–36.36%
Russell 2000 Value Index	–38.89%

2

Performance

Mid Cap Value

Total Returns as of March 31, 2009
		Average Annual Returns
			Since	Inception
	1 year	5 years	Inception	Date
Investor Class	-29.66%	0.15%	0.15%	3/31/04
Russell Midcap Value Index(1)	-42.51%	-3.81%	-3.81%	—
Institutional Class	-29.52%	—	0.16%	8/2/04
Advisor Class	-29.84%	—	-2.95%	1/13/05
R Class	-29.95%	—	-6.57%	7/29/05

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Mid Cap Value

Growth of $10,000 Over Life of Class

One-Year Returns Over Life of Class
Periods ended March 31
	2005	2006	2007	2008	2009
Investor Class	16.63%	17.62%	17.12%	-10.84%	-29.66%
Russell Midcap Value Index	18.34%	20.30%	17.13%	-14.12%	-42.51%

Total Annual Fund Operating Expenses

Investor Class	Institutional Class	Advisor Class		R Class
1.01%	0.81%	1.26%		1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

Mid Cap Value declined -29.66%* for the 12 months ended March 31, 2009. By comparison, the average return for Morningstar’s Mid Cap Value category** (whose performance, like Mid Cap Value’s, reflects operating expenses) was -39.94%. The fund’s benchmark, the Russell Midcap Value Index, fell -42.51%. Its returns do not include operating expenses.

The volatile market environment described in the Market Perspective on page 2 hampered Mid Cap Value’s absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the Russell Midcap Value Index. Mid Cap Value outperformed largely because of effective security selection and our continued emphasis on less-risky businesses with sound balance sheets. The portfolio benefited the most from its position in the financials, utilities, and materials sectors. Holdings in information technology detracted.

Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 0.15%, topping the returns for that period for Morningstar’s Mid Cap Value category average and the Russell Midcap Value Index (see the performance information on pages 3-4).

Financials Contributed the Most

Many financials stocks suffered deep declines, but our focus on higher-quality companies with strong balance sheets and reliable funding sources boosted relative outperformance. A significant underweight position in real estate investment trusts (REITs), which were down more than 57% in the benchmark, bolstered relative performance. Many REITs are burdened with significantly overleveraged balance sheets and large off-balance sheet capital commitments.

Two financials holdings were leading contributors—People’s United Financial and Chubb Corp. A conservatively run, well-capitalized thrift, People’s United has avoided most of the issues adversely affecting other financials. Chubb, a property and casualty insurer, maintains a sound investment portfolio and could gain market share as American International Group (AIG) continues to struggle.

Financials was also the source of a top detractor, asset manager Alliance-Bernstein Holding LP. Weak investment performance and broadly negative returns in the equity markets have driven a decline in assets under management at the firm.

*	All fund returns referenced in this commentary are for Investor Class shares.
**	The five-year and since inception average returns as of March 31, 2009, for Morningstar’s Mid Cap Value category were -4.86% and -4.37%, respectively. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
5

Mid Cap Value

Utilities Enhanced Results

Security selection—particularly long-term investments in electric and gas utilities—aided relative performance. A notable position was WGL Holdings, which provides natural gas to Washington, D.C., and surrounding metropolitan areas in Maryland and Virginia. The company’s strong balance sheet, stable business model, predictable returns on capital, and solid dividend are representative of the characteristics we seek for the portfolio.

Moreover, because of valuations and higher-risk business models, the portfolio did not hold any independent power producers; the segment declined more than 75% in the benchmark. Conversely, its progress was hampered by a lack of exposure to electric and natural gas provider, PG&E Corp.  The company has executed on its business plan and is benefiting from an advantageous regulatory environment.

Materials Added Value

In materials, strong security selection among containers and packaging companies added to results. Top contributor Bemis Co., a major producer of flexible packaging primarily for the food industry, benefited from stable end market demand and falling resin costs.

Information Technology Detracted

Within information technology, the communications equipment industry provided a notable detractor. Emulex, a provider of storage networking infrastructure solutions, underperformed as demand for its products waned along with shrinking corporate information technology budgets. Uncertainty about evolving technology standards within the network storage market also concerned investors.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2009, we see opportunities in consumer staples, health care, and industrials stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in financials, consumer discretionary, and utilities stocks.

6

Mid Cap Value

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Kimberly-Clark Corp.	3.5%	3.4%
Marsh & McLennan Cos., Inc.	3.3%	2.0%
iShares Russell Midcap Value Index Fund	2.8%	4.0%
Wisconsin Energy Corp.	2.8%	1.4%
IDACORP, Inc.	2.3%	1.5%
Aon Corp.	2.3%	—
EQT Corp.	2.1%	—
ConAgra Foods, Inc.	2.0%	2.0%
Waste Management, Inc.	2.0%	0.9%
Beckman Coulter, Inc.	2.0%	1.7%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Insurance	10.0%	8.6%
Food Products	7.5%	4.6%
Electric Utilities	6.0%	6.8%
Health Care Equipment & Supplies	5.6%	3.5%
Multi-Utilities	5.1%	4.9%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks	99.0%	98.6%
Temporary Cash Investments	1.2%	1.4%
Other Assets and Liabilities	(0.2)%	—(1)
(1) Category is less than 0.05% of total net assets.

7

Performance

Small Cap Value

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-31.69%	-2.36%	8.23%	7.26%	7/31/98
Russell 2000 Value Index(1)	-38.89%	-5.30%	4.87%	3.29%	—
Institutional Class	-31.61%	-2.19%	8.41%	7.99%	10/26/98
Advisor Class	-31.82%	-2.59%	—	7.89%	12/31/99

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

Small Cap Value

Growth of $10,000 Over 10 Years

One-Year Returns Over 10 Years
Periods ended March 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	14.37%	36.51%	33.97%	-21.55%	51.53%	14.00%	18.67%	9.38%	-12.22%	-31.69%
Russell 2000
Value Index	13.26%	19.45%	23.74%	-23.27%	64.49%	9.79%	23.77%	10.38%	-16.88%	-38.89%

Total Annual Fund Operating Expenses
Investor Class			Institutional Class					Advisor Class
1.49%			1.29%					1.74%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary

Small Cap Value

Portfolio Managers: Ben Giele and James Pitman

Performance Summary

Small Cap Value returned -31.69%* for the 12 months ended March 31, 2009. By comparison, its benchmark, the Russell 2000 Value Index, returned -38.89%. The portfolio’s returns reflect operating expenses while the index’s returns do not. The Lipper Small-Cap Value Funds Index, which includes operating expenses, returned -38.07%.**

The volatile market environment described in the Market Perspective on page 2 hampered Small Cap Value’s absolute performance. However, on a relative basis, the portfolio outpaced the performance of its benchmark, the Russell 2000 Value Index. U.S. equity indexes were universally down over the 12 months while growth outperformed value across the capitalization spectrum. Small Cap Value outperformed largely because of effective security selection and our continued emphasis on less-risky businesses with sound balance sheets. The portfolio benefited from holdings among financials, consumer discretionary, and industrials stocks. Its position in the energy and utilities sectors detracted.

Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 7.26%, outpacing the returns of the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index for the same period (see performance information on pages 8-9).

Financials Boosted Results

Many financials stocks suffered deep declines during the year, but our focus on higher-quality companies with strong balance sheets and reliable funding sources allowed us to sidestep much of the damage. One of our largest contributors was in HCC Insurance, a property casualty insurer which benefited from its conservative underwriting, capital structure, and investment portfolio.

Two other notable contributors were asset managers Waddell & Reed Financial and Federated Investors. Waddell performed particularly well as financials rallied toward the end of the period. Federated Investors, one of the nation’s largest money-market fund managers, benefited from a flight to cash late in 2008 when it received $68.1 billion in new money market assets.

Consumer Discretionary Added Value

As the economy weakened, Americans reduced their discretionary spending and consumer discretionary stocks faltered, declining more than -51% in the benchmark. But effective security selection made this sector the portfolio’s second strongest in relative terms. A key holding was Chipotle Mexican Grill, a casual restaurant chain with a solid balance sheet and a strong growth profile.

*	All fund returns referenced in this commentary are for Investor Class shares.
**	The Lipper Small-Cap Value Funds Index returned -4.56%, 5.47% and 3.63% for the five-, ten-year and since inception periods ended March 31, 2009, respectively.
10

Small Cap Value

Industrials Contributed

In the industrials sector, which has been hurt by the global recession and declining commodity prices, the portfolio’s mix of stocks was advantageous. A significant contributor was Granite Construction, a builder of highways, dams, airport infrastructure, and mass transit facilities. The company reported an increase in 2008 profit and stands to benefit from federal and state government infrastructure spending.

Energy Detracted

The portfolio’s allocation to the energy sector—which declined 61% in the benchmark—was a drag on results. As energy prices declined, many of these names underperformed. In particular, our overweight in the energy equipment and services industry was detrimental. Two top detractors were Global Industries Ltd., an offshore construction company that builds pipelines and drilling platforms around the world; and Helix Energy Solutions Group, an international offshore energy company providing development solutions and other contracting services to the energy market. Global Industries was hampered by logistical challenges and production delays (some of them weather related), which slowed the company’s progress on key projects. Helix reported lower-than-expected revenues, resulting from the decline in energy prices and a drop in production.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. In our search for companies that are undervalued, we will structure exposure to market segments based on the attractiveness of individual companies. As of March 31, 2009, the portfolio is broadly diversified, with larger positions than the benchmark in health care, energy, and industrials. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

11

Small Cap Value

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Aspen Insurance Holdings Ltd., Series AHL,
5.625%, 12/31/49 (Conv. Pref.)	3.2%	2.2%
iShares Russell 2000 Index Fund	1.6%	0.4%
iShares Russell 2000 Value Index Fund	1.5%	0.6%
Parametric Technology Corp.	1.4%	1.5%
Young Innovations, Inc.	1.3%	1.0%
Ulticom, Inc.	1.1%	0.9%
iShares S&P SmallCap 600 Index Fund	1.1%	0.4%
DHT Maritime, Inc.	1.0%	1.2%
Erie Indemnity Co., Class A	0.9%	0.5%
Fulton Financial Corp.	0.9%	0.7%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Insurance	9.2%	10.1%
Commercial Banks	8.8%	5.5%
Real Estate Investment Trusts (REITs)	6.5%	3.9%
Software	4.3%	5.5%
Diversified	4.2%	1.4%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks	92.2%	92.8%
Convertible Preferred Stocks	4.6%	3.0%
Preferred Stocks	1.4%	1.2%
Total Equity Exposure	98.2%	97.0%
Temporary Cash Investments	2.3%	3.1%
Other Assets and Liabilties(1)	(0.5)%	(0.1)%
(1) Includes securities lending collateral and other assets and liabilities.

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

13

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 - 3/31/09	Expense Ratio*
Mid Cap Value
Actual
Investor Class	$1,000	$713.30	$4.27	1.00%
Institutional Class	$1,000	$714.00	$3.42	0.80%
Advisor Class	$1,000	$712.40	$5.34	1.25%
R Class	$1,000	$711.50	$6.40	1.50%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
Advisor Class	$1,000	$1,018.70	$6.29	1.25%
R Class	$1,000	$1,017.45	$7.54	1.50%
Small Cap Value
Actual
Investor Class	$1,000	$689.40	$5.31	1.26%
Institutional Class	$1,000	$689.30	$4.46	1.06%
Advisor Class	$1,000	$689.40	$6.36	1.51%
Hypothetical
Investor Class	$1,000	$1,018.65	$6.34	1.26%
Institutional Class	$1,000	$1,019.65	$5.34	1.06%
Advisor Class	$1,000	$1,017.40	$7.59	1.51%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The class’s annualized expense ratio does not include any acquired fund fees and expenses.

14

Schedule of Investments
Mid Cap Value

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.0%			DISTRIBUTORS — 1.5%
AEROSPACE & DEFENSE — 0.6%			Genuine Parts Co.	128,994	$ 3,851,761
Northrop Grumman Corp.	39,400	$ 1,719,416	DIVERSIFIED — 2.8%
			iShares Russell Midcap
AIRLINES — 1.0%			Value Index Fund	307,500	7,324,650
Southwest Airlines Co.	408,203	2,583,925	DIVERSIFIED FINANCIAL SERVICES — 0.7%
AUTOMOBILES — 0.1%			McGraw-Hill Cos., Inc. (The)	81,700	1,868,479
Bayerische Motoren			DIVERSIFIED TELECOMMUNICATION
Werke AG	9,300	269,857	SERVICES — 2.0%
BEVERAGES — 1.6%			BCE, Inc.	102,827	2,048,710
Coca-Cola Enterprises, Inc.	193,500	2,552,265	CenturyTel, Inc.	29,100	818,292
Pepsi Bottling Group, Inc.	75,700	1,675,998	Embarq Corp.	59,500	2,252,075
		4,228,263			5,119,077
CAPITAL MARKETS — 2.8%			ELECTRIC UTILITIES — 6.0%
AllianceBernstein Holding LP	152,500	2,244,800	IDACORP, Inc.	259,068	6,051,828
Ameriprise Financial, Inc.	153,600	3,147,264	Northeast Utilities	47,083	1,016,522
Legg Mason, Inc.	118,900	1,890,510	Portland General Electric Co.	217,836	3,831,735
		7,282,574	Westar Energy, Inc.	257,041	4,505,929
CHEMICALS — 2.1%					15,406,014
Air Products &			ELECTRICAL EQUIPMENT — 1.1%
Chemicals, Inc.	2,300	129,375	Emerson Electric Co.	6,400	182,912
Ecolab, Inc.	13,400	465,382	Hubbell, Inc., Class B	93,800	2,528,848
International Flavors &					2,711,760
Fragrances, Inc.	101,639	3,095,924
Minerals Technologies, Inc.	54,401	1,743,552	ELECTRONIC EQUIPMENT & INSTRUMENTS — 3.1%
		5,434,233	AVX Corp.	260,101	2,361,717
COMMERCIAL BANKS — 2.0%			Littelfuse, Inc.(1)	124,691	1,370,354
Associated Banc-Corp.	100,800	1,556,352	Molex, Inc.	303,884	4,175,366
BancorpSouth, Inc.	22,500	468,900			7,907,437
Commerce Bancshares, Inc.	58,871	2,137,017	ENERGY EQUIPMENT & SERVICES — 1.1%
Synovus Financial Corp.	294,200	956,150	Cameron
		5,118,419	International Corp.(1)	125,900	2,760,987
COMMERCIAL SERVICES & SUPPLIES — 3.7%			FOOD & STAPLES RETAILING — 1.0%
Pitney Bowes, Inc.	19,559	456,703	Costco Wholesale Corp.	57,300	2,654,136
Republic Services, Inc.	229,598	3,937,606	FOOD PRODUCTS — 7.5%
Waste Management, Inc.	203,744	5,215,846	Campbell Soup Co.	145,400	3,978,144
		9,610,155	ConAgra Foods, Inc.	312,990	5,280,141
COMMUNICATIONS EQUIPMENT — 0.9%			General Mills, Inc.	30,700	1,531,316
Emulex Corp.(1)	441,300	2,219,739	H.J. Heinz Co.	142,700	4,717,662
COMPUTERS & PERIPHERALS — 0.9%			Hershey Co. (The)	31,177	1,083,401
Diebold, Inc.	105,651	2,255,649	Hormel Foods Corp.	33,800	1,071,798
CONTAINERS & PACKAGING — 1.3%			Kellogg Co.	49,900	1,827,837
Bemis Co., Inc.	164,184	3,442,938			19,490,299

15

Mid Cap Value

	Shares	Value		Shares	Value
GAS UTILITIES — 4.1%			LEISURE EQUIPMENT & PRODUCTS — 1.5%
AGL Resources, Inc.	110,500	$ 2,931,565	Mattel, Inc.	345,000	$ 3,977,850
Southwest Gas Corp.	146,803	3,093,139	LIFE SCIENCES TOOLS & SERVICES — 0.2%
WGL Holdings, Inc.	142,815	4,684,332	Bio-Rad Laboratories, Inc.,
		10,709,036	Class A(1)	7,200	474,480
HEALTH CARE EQUIPMENT			MACHINERY — 2.6%
& SUPPLIES — 5.6%			Altra Holdings, Inc.(1)	510,627	1,981,233
Beckman Coulter, Inc.	100,812	5,142,420	Dover Corp.	56,300	1,485,194
Boston Scientific Corp.(1)	109,100	867,345	Ingersoll-Rand Co. Ltd.,
Hospira, Inc.(1)	56,200	1,734,332	Class A	68,200	941,160
Symmetry Medical, Inc.(1)	352,041	2,221,379	Kaydon Corp.	87,800	2,399,574
Zimmer Holdings, Inc.(1)	121,200	4,423,800			6,807,161
		14,389,276	METALS & MINING — 1.5%
HEALTH CARE PROVIDERS & SERVICES — 2.1%			Newmont Mining Corp.	88,638	3,967,437
LifePoint Hospitals, Inc.(1)	81,600	1,702,176	MULTI-UTILITIES — 5.1%
Patterson Cos., Inc.(1)	93,900	1,770,954	Ameren Corp.	85,500	1,982,745
Universal Health Services,			Wisconsin Energy Corp.	176,100	7,250,037
Inc., Class B	47,637	1,826,403	Xcel Energy, Inc.	205,759	3,833,290
		5,299,533			13,066,072
HEALTH CARE TECHNOLOGY — 0.5%			OIL, GAS & CONSUMABLE FUELS — 4.2%
IMS Health, Inc.	112,000	1,396,640	Apache Corp.	39,351	2,522,006
HOTELS, RESTAURANTS & LEISURE — 2.7%			EOG Resources, Inc.	18,900	1,034,964
International Speedway			EQT Corp.	173,352	5,431,118
Corp., Class A	174,107	3,840,800	Noble Energy, Inc.	36,900	1,988,172
Speedway Motorsports, Inc.	260,714	3,081,640			10,976,260
		6,922,440	PAPER & FOREST PRODUCTS — 1.0%
HOUSEHOLD DURABLES — 0.9%			MeadWestvaco Corp.	82,285	986,597
Fortune Brands, Inc.	65,000	1,595,750	Weyerhaeuser Co.	55,736	1,536,642
Whirlpool Corp.	22,200	656,898			2,523,239
		2,252,648	PERSONAL PRODUCTS — 0.9%
HOUSEHOLD PRODUCTS — 4.0%			Estee Lauder Cos., Inc.
Clorox Co.	28,600	1,472,328	(The), Class A	66,800	1,646,620
Kimberly-Clark Corp.	193,623	8,927,957	Mead Johnson Nutrition Co.,
		10,400,285	Class A(1)	22,454	648,247
INSURANCE — 10.0%					2,294,867
ACE Ltd.	92,500	3,737,000	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.1%
Aon Corp.	146,400	5,976,048	Boston Properties, Inc.	34,900	1,222,547
Arthur J. Gallagher & Co.	103,978	1,767,626	Host Hotels & Resorts, Inc.	272,900	1,069,768
Chubb Corp.	107,600	4,553,632	Public Storage	35,300	1,950,325
HCC Insurance			Rayonier, Inc.	43,365	1,310,490
Holdings, Inc.	57,332	1,444,193			5,553,130
Marsh & McLennan			ROAD & RAIL — 0.3%
Cos., Inc.	416,717	8,438,519	Union Pacific Corp.	20,700	850,977
		25,917,018

16

Mid Cap Value

	Shares	Value		Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR			Temporary Cash Investments — 1.2%
EQUIPMENT — 2.4%			JPMorgan U.S. Treasury
Applied Materials, Inc.	207,100	$ 2,226,325	Plus Money Market Fund
KLA-Tencor Corp.	101,500	2,030,000	Agency Shares	72,874	$ 72,874
Teradyne, Inc.(1)	453,300	1,985,454	Repurchase Agreement, Credit Suisse First
		6,241,779	Boston, Inc., (collateralized by various U.S.
SOFTWARE — 0.7%			Treasury obligations, 7.50%, 11/15/24,
Synopsys, Inc.(1)	83,458	1,730,084	valued at $2,955,885), in a joint trading
			account at 0.10%, dated 3/31/09, due
SPECIALTY RETAIL — 0.7%			4/1/09 (Delivery value $2,900,008)		2,900,000
Lowe’s Cos., Inc.	94,700	1,728,275	TOTAL TEMPORARY
THRIFTS & MORTGAGE FINANCE — 2.1%			CASH INVESTMENTS
People’s United			(Cost $2,972,874)		2,972,874
Financial, Inc.	171,189	3,076,267	TOTAL INVESTMENT
Washington Federal, Inc.	182,470	2,425,026	SECURITIES — 100.2%
		5,501,293	(Cost $296,705,971)		259,212,422
			OTHER ASSETS
TOTAL COMMON STOCKS			AND LIABILITIES — (0.2)%		(428,893)
(Cost $293,733,097)		256,239,548	TOTAL NET ASSETS — 100.0%		$258,783,529

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
2,084,701	CAD for USD	4/30/09	$1,653,475	$29,652
136,977	EUR for USD	4/30/09	181,975	292
			$1,835,450	$29,944

(Value on Settlement Date $1,865,394)

Notes to Schedule of Investments

CAD = Canadian Dollar

EUR = Euro

USD = United States Dollar

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

17

Small Cap Value

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 92.2%			Investment Technology
AEROSPACE & DEFENSE — 1.7%			Group, Inc.(1)	75,000	$ 1,914,000
AeroVironment, Inc.(1)	140,000	$ 2,926,000	MCG Capital Corp.	1,675,000	2,144,000
Ceradyne, Inc.(1)	95,000	1,722,350	MVC Capital, Inc.	95,000	798,950
Curtiss-Wright Corp.	50,000	1,402,500	optionsXpress Holdings, Inc.	160,000	1,819,200
Esterline			Patriot Capital Funding, Inc.	615,000	1,125,450
Technologies Corp.(1)	85,000	1,716,150	PennantPark
Moog, Inc., Class A(1)	115,000	2,630,050	Investment Corp.	485,000	1,818,750
Orbital Sciences Corp.(1)	110,000	1,307,900	TradeStation Group, Inc.(1)	630,000	4,158,000
Triumph Group, Inc.	90,000	3,438,000	Waddell & Reed Financial,
		15,142,950	Inc., Class A	390,000	7,047,300
					36,235,274
AIR FREIGHT & LOGISTICS — 0.6%			CHEMICALS — 2.3%
Hub Group, Inc., Class A(1)	150,000	2,550,000	A. Schulman, Inc.	95,000	1,287,250
UTi Worldwide, Inc.	240,000	2,868,000	Arch Chemicals, Inc.	170,000	3,223,200
		5,418,000	Cytec Industries, Inc.	210,000	3,154,200
AIRLINES — 0.4%			H.B. Fuller Co.	225,000	2,925,000
Alaska Air Group, Inc.(1)	105,000	1,844,850	Hawkins, Inc.	113,015	1,743,821
SkyWest, Inc.	115,000	1,430,600	Minerals Technologies, Inc.	100,000	3,205,000
		3,275,450	Olin Corp.	220,000	3,139,400
AUTO COMPONENTS — 0.5%			OM Group, Inc.(1)	85,000	1,642,200
Autoliv, Inc.	135,000	2,506,950			20,320,071
Cooper Tire & Rubber Co.	160,000	646,400	COMMERCIAL BANKS — 8.6%
Gentex Corp.	135,000	1,344,600	American National
		4,497,950	Bankshares, Inc.	110,000	1,716,000
BEVERAGES — 0.2%			Associated Banc-Corp.	120,000	1,852,800
Boston Beer Co., Inc.,			BOK Financial Corp.	40,000	1,382,000
Class A(1)	105,000	2,190,300	Boston Private Financial
BIOTECHNOLOGY — 0.2%			Holdings, Inc.	420,000	1,474,200
Martek Biosciences Corp.(1)	80,000	1,460,000	Central Pacific
			Financial Corp.	190,000	1,064,000
BUILDING PRODUCTS — 0.7%			City National Corp.	95,000	3,208,150
Griffon Corp.(1)	270,000	2,025,000	Comerica, Inc.	80,000	1,464,800
Simpson Manufacturing			Cullen/Frost Bankers, Inc.	30,000	1,408,200
Co., Inc.	235,000	4,234,700	Fifth Third Bancorp.	500,000	1,460,000
		6,259,700	First Citizens BancShares,
CAPITAL MARKETS — 4.1%			Inc., Class A	20,000	2,636,000
Apollo Investment Corp.	380,000	1,322,400	First Midwest Bancorp., Inc.	145,000	1,245,550
Ares Capital Corp.	1,250,000	6,050,000	FirstMerit Corp.	100,000	1,820,000
Calamos Asset Management,			FNB Corp.	245,000	1,879,150
Inc., Class A	570,000	2,741,700	Fulton Financial Corp.	1,140,000	7,558,200
Cowen Group, Inc.(1)	150,000	730,500	Hampton Roads
Federated Investors, Inc.,			Bankshares, Inc.	315,000	2,453,850
Class B	140,000	3,116,400	Heritage Financial Corp.	185,000	1,933,250
HFF, Inc., Class A(1)	331,287	662,574	Huntington Bancshares, Inc.	1,500,000	2,490,000
Highland Distressed			IBERIABANK Corp.	45,000	2,067,300
Opportunities, Inc.	395,000	786,050	KeyCorp	175,000	1,377,250

18

Small Cap Value

	Shares	Value		Shares	Value
Marshall & Ilsley Corp.	255,000	$ 1,435,650	CONSTRUCTION & ENGINEERING — 1.5%
National Bankshares, Inc.	100,000	1,887,000	EMCOR Group, Inc.(1)	390,000	$ 6,696,300
Norwood Financial Corp.	5,496	135,339	Granite Construction, Inc.	35,000	1,311,800
Old National Bancorp.	195,000	2,178,150	KBR, Inc.	160,000	2,209,600
Sterling Bancshares, Inc.	475,000	3,106,500	KHD Humboldt Wedag
Susquehanna			International Ltd.(1)	410,000	2,833,100
Bancshares, Inc.	125,000	1,166,250			13,050,800
SVB Financial Group(1)	85,000	1,700,850	CONTAINERS & PACKAGING — 0.4%
Synovus Financial Corp.	1,015,000	3,298,750	Bemis Co., Inc.	190,000	3,984,300
TCF Financial Corp.	380,000	4,468,800	DISTRIBUTORS — 0.4%
UCBH Holdings, Inc.	844,821	1,275,680	Core-Mark
United Bankshares, Inc.	100,000	1,724,000	Holding Co., Inc.(1)	215,000	3,917,300
United Security Bancshares	16,332	256,412	DIVERSIFIED — 4.2%
Washington Banking Co.	260,000	1,768,000	iShares Russell 2000
Webster Financial Corp.	1,025,000	4,356,250	Index Fund	335,000	14,049,900
			iShares Russell 2000 Value
Wilmington Trust Corp.	565,000	5,474,850	Index Fund	340,000	13,416,400
Zions Bancorp.	180,000	1,769,400	iShares S&P SmallCap 600
		76,492,581	Index Fund	265,000	9,669,850
COMMERCIAL SERVICES & SUPPLIES — 2.2%					37,136,150
ABM Industries, Inc.	100,000	1,640,000	DIVERSIFIED CONSUMER SERVICES — 1.1%
American Ecology Corp.	315,000	4,391,100	Brink’s Home Security
ATC Technology Corp.(1)	180,000	2,016,000	Holdings, Inc.(1)	90,000	2,034,000
Brink’s Co. (The)	140,000	3,704,400	Lincoln Educational
Comfort Systems USA, Inc.	250,000	2,592,500	Services Corp.(1)	335,000	6,137,200
Consolidated			Steiner Leisure, Ltd.(1)	60,000	1,464,600
Graphics, Inc.(1)	90,000	1,144,800			9,635,800
G&K Services, Inc., Class A	80,000	1,512,800	DIVERSIFIED TELECOMMUNICATION
Herman Miller, Inc.	120,000	1,279,200	SERVICES — 0.6%
SYKES Enterprises, Inc.(1)	105,000	1,746,150	Atlantic Tele-Network, Inc.	136,424	2,616,612
		20,026,950	D&E Communications, Inc.	335,000	1,798,950
COMMUNICATIONS EQUIPMENT — 1.3%			Iowa Telecommunications
3Com Corp.(1)	475,000	1,467,750	Services, Inc.	85,000	974,100
ADTRAN, Inc.	80,000	1,296,800			5,389,662
Bel Fuse, Inc., Class B	150,000	2,016,000	ELECTRIC UTILITIES — 2.8%
Black Box Corp.	35,000	826,350	Central Vermont Public
Emulex Corp.(1)	700,000	3,521,000	Service Corp.	60,000	1,038,000
Opnext, Inc.(1)	715,000	1,222,650	Cleco Corp.	55,000	1,192,950
Plantronics, Inc.	145,000	1,750,150	Empire District
		12,100,700	Electric Co. (The)	365,000	5,270,600
			Great Plains Energy, Inc.	500,000	6,735,000
COMPUTERS & PERIPHERALS — 0.6%			MGE Energy, Inc.	55,000	1,725,350
Electronics for			Portland General Electric Co.	180,000	3,166,200
Imaging, Inc.(1)	360,000	3,528,000	Unitil Corp.	80,000	1,606,400
Lexmark International, Inc.,			Westar Energy, Inc.	255,000	4,470,150
Class A(1)	65,000	1,096,550			25,204,650
Rackable Systems, Inc.(1)	205,000	832,300
		5,456,850

19

Small Cap Value

	Shares	Value		Shares	Value
ELECTRICAL EQUIPMENT — 1.6%			FOOD PRODUCTS — 1.1%
Acuity Brands, Inc.	50,000	$ 1,127,000	B&G Foods, Inc., Class A	435,000	$ 2,262,000
Belden, Inc.	135,000	1,688,850	Corn Products
Brady Corp., Class A	65,000	1,145,950	International, Inc.	65,000	1,378,000
General Cable Corp.(1)	70,000	1,387,400	Farmer Bros. Co.	70,000	1,246,000
Hubbell, Inc., Class B	65,000	1,752,400	J&J Snack Foods Corp.	30,000	1,037,700
LSI Industries, Inc.	661,678	3,420,875	Ralcorp Holdings, Inc.(1)	75,000	4,041,000
Regal-Beloit Corp.	55,000	1,685,200			9,964,700
Thomas & Betts Corp.(1)	70,000	1,751,400	GAS UTILITIES — 1.6%
		13,959,075	AGL Resources, Inc.	135,000	3,581,550
ELECTRONIC EQUIPMENT & INSTRUMENTS — 2.7%			Atmos Energy Corp.	145,000	3,352,400
Anixter International, Inc.(1)	55,000	1,742,400	Chesapeake Utilities Corp.	60,000	1,828,800
Benchmark			Nicor, Inc.	105,000	3,489,150
Electronics, Inc.(1)	270,000	3,024,000	WGL Holdings, Inc.	60,000	1,968,000
Coherent, Inc.(1)	75,000	1,293,750			14,219,900
Electro Scientific			HEALTH CARE EQUIPMENT & SUPPLIES — 3.3%
Industries, Inc.(1)	455,000	2,693,600	Analogic Corp.	115,000	3,682,300
Littelfuse, Inc.(1)	135,000	1,483,650	Beckman Coulter, Inc.	35,000	1,785,350
Molex, Inc.	215,000	2,954,100	Cutera, Inc.(1)(2)	655,000	4,185,450
Park Electrochemical Corp.	130,000	2,246,400	STERIS Corp.	60,000	1,396,800
PC Connection, Inc.(1)	442,976	1,683,309	Utah Medical
Rogers Corp.(1)	175,000	3,304,000	Products, Inc.(2)	180,000	4,140,000
Tech Data Corp.(1)	60,000	1,306,800	Young Innovations, Inc.(2)	725,000	11,237,500
Vishay			Zoll Medical Corp.(1)	230,000	3,302,800
Intertechnology, Inc.(1)	605,000	2,105,400			29,730,200
		23,837,409	HEALTH CARE PROVIDERS & SERVICES — 2.9%
ENERGY EQUIPMENT & SERVICES — 1.2%			AMERIGROUP Corp.(1)	45,000	1,239,300
Bristow Group, Inc.(1)	60,000	1,285,800	Amsurg Corp.(1)	150,000	2,377,500
Global Industries Ltd.(1)	325,000	1,248,000	Assisted Living Concepts,
Helix Energy Solutions			Inc., Class A(1)	125,000	1,695,000
Group, Inc.(1)	385,000	1,978,900	Kindred Healthcare, Inc.(1)	70,000	1,046,500
Key Energy Services, Inc.(1)	415,000	1,195,200	LifePoint Hospitals, Inc.(1)	95,000	1,981,700
Lufkin Industries, Inc.	35,000	1,325,800	Magellan Health
North American Energy			Services, Inc.(1)	195,000	7,105,800
Partners, Inc.(1)	500,000	1,525,000	National Healthcare Corp.	108,791	4,367,959
Unit Corp.(1)	120,000	2,510,400	U.S. Physical Therapy, Inc.(1)	275,000	2,662,000
		11,069,100	Universal Health Services,
FOOD & STAPLES RETAILING — 1.2%			Inc., Class B	35,000	1,341,900
BJ’s Wholesale Club, Inc.(1)	35,000	1,119,650	VCA Antech, Inc.(1)	75,000	1,691,250
Casey’s General Stores, Inc.	85,000	2,266,100			25,508,909
Village Super Market, Inc.,
Class A	40,000	1,246,800
Weis Markets, Inc.	195,000	6,052,800
		10,685,350

20

Small Cap Value

Shares		Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.5%			INTERNET SOFTWARE & SERVICES — 0.4%
Bally Technologies, Inc.(1)	175,000	$ 3,223,500	IAC/InterActiveCorp(1)	150,000	$ 2,284,500
Chipotle Mexican Grill, Inc.,			RealNetworks, Inc.(1)	609,532	1,420,210
Class B(1)	80,000	4,584,800			3,704,710
Jack in the Box, Inc.(1)	60,000	1,397,400	IT SERVICES — 1.3%
Red Robin Gourmet			CACI International, Inc.,
Burgers, Inc.(1)	100,000	1,763,000	Class A(1)	40,000	1,459,600
WMS Industries, Inc.(1)	120,000	2,509,200	Cass Information
		13,477,900	Systems, Inc.	56,895	1,845,105
HOUSEHOLD DURABLES — 1.2%			Euronet Worldwide, Inc.(1)	100,000	1,306,000
American Greetings Corp.,			MAXIMUS, Inc.	40,000	1,594,400
Class A	80,000	404,800	NeuStar, Inc., Class A(1)	130,000	2,177,500
CSS Industries, Inc	135,000	2,295,000	Perot Systems Corp.,
Helen of Troy Ltd.(1)	95,000	1,306,250	Class A(1)	245,000	3,155,600
M.D.C. Holdings, Inc.	45,000	1,401,300			11,538,205
National Presto			LEISURE EQUIPMENT & PRODUCTS — 0.6%
Industries, Inc.	30,000	1,830,300	Callaway Golf Co.	195,000	1,400,100
NVR, Inc.(1)	5,000	2,138,750	JAKKS Pacific, Inc.(1)	95,000	1,173,250
Tupperware Brands Corp.	60,000	1,019,400	RC2 Corp.(1)	90,000	474,300
		10,395,800	Sport Supply Group, Inc.	350,000	2,002,000
HOUSEHOLD PRODUCTS — 0.2%					5,049,650
WD-40 Co.	75,000	1,810,500	LIFE SCIENCES TOOLS & SERVICES — 0.8%
INSURANCE — 5.7%			Bio-Rad Laboratories, Inc.,
American Equity Investment			Class A(1)	35,000	2,306,500
Life Holding Co.	395,000	1,643,200	Pharmaceutical Product
Assured Guaranty Ltd.	140,000	947,800	Development, Inc.	130,000	3,083,600
Baldwin & Lyons, Inc.,			Varian, Inc.(1)	75,000	1,780,500
Class B	255,000	4,824,600			7,170,600
Erie Indemnity Co., Class A	235,000	8,032,300
Hanover Insurance			MACHINERY — 3.6%
Group, Inc.	105,000	3,026,100	Barnes Group, Inc.	410,000	4,382,900
HCC Insurance			Dynamic Materials Corp.	165,000	1,511,400
Holdings, Inc.	225,000	5,667,750	FreightCar America, Inc.	120,000	2,103,600
IPC Holdings Ltd.	100,000	2,704,000	IDEX Corp.	145,000	3,171,150
Max Capital Group Ltd.	160,000	2,758,400	Kadant, Inc.(1)	140,000	1,612,800
Mercer Insurance			Kaydon Corp.	45,000	1,229,850
Group, Inc.	275,000	3,929,750	Kennametal, Inc.	215,000	3,485,150
OneBeacon Insurance Group			Lincoln Electric
Ltd., Class A	200,000	1,932,000	Holdings, Inc.	105,000	3,327,450
PartnerRe Ltd.	65,000	4,034,550	Mueller Industries, Inc.	295,000	6,398,550
Platinum Underwriters			Mueller Water Products,
Holdings Ltd.	165,000	4,679,400	Inc., Class A	290,000	957,000
ProAssurance Corp.(1)	55,000	2,564,100	Robbins & Myers, Inc.	160,000	2,427,200
United Fire & Casualty Co.	100,000	2,196,000	Wabtec Corp.	50,000	1,319,000
Unitrin, Inc.	170,000	2,376,600			31,926,050
		51,316,550	MARINE — 0.1%
			Genco Shipping
			& Trading Ltd.	100,000	1,234,000

21

Small Cap Value

	Shares	Value		Shares	Value
MEDIA — 0.3%			PERSONAL PRODUCTS — 0.6%
Journal Communications,			Alberto-Culver Co.	70,000	$ 1,582,700
Inc., Class A	950,000	$ 712,500	Inter Parfums, Inc.	211,168	1,231,109
Value Line, Inc.	73,770	2,016,872	Schiff Nutrition
		2,729,372	International, Inc.(1)	490,000	2,205,000
METALS & MINING — 2.1%					5,018,809
Carpenter Technology Corp.	160,000	2,259,200	PHARMACEUTICALS — 1.0%
Cliffs Natural Resources, Inc.	80,000	1,452,800	Endo Pharmaceuticals
Haynes International, Inc.(1)	190,000	3,385,800	Holdings, Inc.(1)	130,000	2,298,400
IAMGOLD Corp.	210,000	1,795,500	Matrixx Initiatives, Inc.(1)	80,000	1,312,000
Kaiser Aluminum Corp.	55,000	1,271,600	Obagi Medical
Mesabi Trust	260,000	1,926,600	Products, Inc.(1)	315,000	1,694,700
Royal Gold, Inc.	80,000	3,740,800	Par Pharmaceutical
RTI International			Cos., Inc.(1)	110,000	1,041,700
Metals, Inc.(1)	105,000	1,228,500	Perrigo Co.	70,000	1,738,100
Schnitzer Steel			Sepracor, Inc.(1)	80,000	1,172,800
Industries, Inc., Class A	45,000	1,412,550			9,257,700
		18,473,350	PROFESSIONAL SERVICES — 0.9%
MULTILINE RETAIL — 0.1%			CDI Corp.	145,000	1,409,400
Fred’s, Inc., Class A	110,000	1,240,800	Corporate Executive
MULTI-UTILITIES — 0.6%			Board Co.	165,000	2,392,500
Black Hills Corp.	105,000	1,878,450	Heidrick & Struggles
NorthWestern Corp.	80,000	1,718,400	International, Inc.	65,000	1,153,100
Vectren Corp.	85,000	1,792,650	MPS Group, Inc.(1)	240,000	1,428,000
		5,389,500	TrueBlue, Inc.(1)	165,000	1,361,250
OFFICE ELECTRONICS — 0.2%					7,744,250
Zebra Technologies Corp.,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.5%
Class A(1)	90,000	1,711,800	Capstead Mortgage Corp.	350,000	3,759,000
OIL, GAS & CONSUMABLE FUELS — 2.7%			Getty Realty Corp.	80,000	1,468,000
Alpha Natural			Hatteras Financial Corp.	125,000	3,123,750
Resources, Inc.(1)	90,000	1,597,500	Healthcare Realty Trust, Inc.	160,000	2,398,400
Berry Petroleum Co., Class A	140,000	1,534,400	Mack-Cali Realty Corp.	70,000	1,386,700
Cimarex Energy Co.	130,000	2,389,400	Medical Properties
DHT Maritime, Inc.(2)	2,318,922	8,904,660	Trust, Inc.	435,000	1,587,750
Frontier Oil Corp.	85,000	1,087,150	MFA Mortgage
Nordic American			Investments, Inc.	1,100,000	6,468,000
Tanker Shipping	45,000	1,318,500	National Health
St. Mary Land			Investors, Inc.	123,130	3,308,503
& Exploration Co.	185,000	2,447,550	National Retail
W&T Offshore, Inc.	730,000	4,489,500	Properties, Inc.	200,000	3,168,000
		23,768,660	Omega Healthcare
			Investors, Inc.	130,000	1,830,400
PAPER & FOREST PRODUCTS — 0.3%			Rayonier, Inc.	120,000	3,626,400
MeadWestvaco Corp.	105,000	1,258,950	Realty Income Corp.	130,000	2,446,600
P.H. Glatfelter Co.	200,000	1,248,000	Senior Housing
		2,506,950	Properties Trust	390,000	5,467,800
					40,039,303

22

Small Cap Value

	Shares	Value		Shares	Value
ROAD & RAIL — 0.4%			Finish Line, Inc. (The),
Arkansas Best Corp.	90,000	$ 1,711,800	Class A	270,000	$ 1,787,400
Werner Enterprises, Inc.	120,000	1,814,400	Men’s Wearhouse, Inc. (The)	170,000	2,573,800
		3,526,200	Penske Automotive
SEMICONDUCTORS & SEMICONDUCTOR			Group, Inc.	95,000	886,350
EQUIPMENT — 1.9%			RadioShack Corp.	520,000	4,456,400
Atheros			Rent-A-Center, Inc.(1)	60,000	1,162,200
Communications, Inc.(1)	125,000	1,832,500	Stage Stores, Inc.	130,000	1,310,400
Cymer, Inc.(1)	60,000	1,335,600	Wet Seal, Inc. (The),
Intellon Corp.(1)	780,000	1,716,000	Class A(1)	525,000	1,764,000
Mattson Technology, Inc.(1)	310,000	260,710			30,770,552
MEMC Electronic			TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Materials, Inc.(1)	80,000	1,319,200	Crocs, Inc.(1)	1,130,000	1,344,700
MKS Instruments, Inc.(1)	70,000	1,026,900	Deckers Outdoor Corp.(1)	35,000	1,856,400
Rudolph Technologies, Inc.(1)	300,000	909,000	True Religion Apparel, Inc.(1)	190,000	2,243,900
Varian Semiconductor			Weyco Group, Inc.	74,286	1,925,493
Equipment Associates, Inc.(1)	190,000	4,115,400	Wolverine World Wide, Inc.	210,000	3,271,800
Verigy Ltd.(1)	400,000	3,300,000			10,642,293
Zoran Corp.(1)	155,000	1,364,000	THRIFTS & MORTGAGE FINANCE — 1.2%
		17,179,310	Brookline Bancorp., Inc.	130,000	1,235,000
SOFTWARE — 4.3%			First Financial
Aspen Technology, Inc.(1)	335,000	2,341,650	Northwest, Inc.	175,000	1,459,500
Autodesk, Inc.(1)	105,000	1,765,050	First Niagara Financial
Cadence Design			Group, Inc.	120,000	1,308,000
Systems, Inc.(1)	330,000	1,386,000	K-Fed Bancorp.	240,000	1,893,600
Parametric			Provident Financial
Technology Corp.(1)	1,225,000	12,225,500	Services, Inc.	210,000	2,270,100
Sybase, Inc.(1)	175,000	5,300,750	Washington Federal, Inc.	185,000	2,458,650
Synopsys, Inc.(1)	110,000	2,280,300			10,624,850
THQ, Inc.(1)	440,000	1,337,600	TOBACCO — 0.1%
TIBCO Software, Inc.(1)	380,000	2,230,600	Universal Corp.	40,000	1,196,800
Ulticom, Inc.(1)	1,908,975	10,022,119	TRADING COMPANIES & DISTRIBUTORS — 0.8%
		38,889,569	GATX Corp.	75,000	1,517,250
SPECIALTY RETAIL — 3.4%			Kaman Corp.	225,000	2,821,500
Aaron Rents, Inc.	100,000	2,666,000	Lawson Products, Inc.	68,612	835,008
American Eagle			WESCO International, Inc.(1)	130,000	2,355,600
Outfitters, Inc.	115,000	1,407,600			7,529,358
Barnes & Noble, Inc.	110,000	2,351,800	WATER UTILITIES — 0.2%
Cato Corp. (The), Class A	109,237	1,996,852	Artesian Resources Corp.,
Children’s Place Retail			Class A	119,627	1,677,171
Stores, Inc. (The)(1)	125,000	2,736,250	TOTAL COMMON STOCKS
Christopher & Banks Corp.	330,000	1,349,700	(Cost $1,025,301,985)		823,710,643
Dress Barn, Inc. (The)(1)	140,000	1,720,600
DSW, Inc., Class A(1)	280,000	2,601,200

23

Small Cap Value

Shares		Value		Shares	Value
Convertible Preferred Stocks — 4.6%			Temporary Cash Investments — 2.3%
COMMERCIAL BANKS — 0.2%			JPMorgan U.S. Treasury
Huntington Bancshares, Inc.,			Plus Money Market Fund
Series A, 8.50%, 12/31/49	3,500	$ 1,172,500	Agency Shares	118,106	$ 118,106
Midwest Banc Holdings, Inc.,			Repurchase Agreement, Credit Suisse First
Series A, 7.75%, 12/31/49	180,000	756,000	Boston, Inc., (collateralized by various U.S.
		1,928,500	Treasury obligations, 7.50%, 11/15/24,
			valued at $20,793,121), in a joint trading
INSURANCE — 3.2%			account at 0.10%, dated 3/31/09, due
Aspen Insurance Holdings			4/1/09 (Delivery value $20,400,057)		20,400,000
Ltd., Series AHL, 5.625%,			TOTAL TEMPORARY
12/31/49	700,000	28,350,000	CASH INVESTMENTS
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%			(Cost $20,518,106)		20,518,106
Digital Realty Trust, Inc.,			TOTAL INVESTMENT
Series D, 5.50%, 12/31/49	260,000	5,370,612	SECURITIES — 100.5%
Entertainment Properties			(Cost $1,116,887,530)		897,302,694
Trust, Series E, 9.00%,			OTHER ASSETS
12/31/49	120,000	1,291,200	AND LIABILITIES — (0.5)%		(4,126,854)
Lexington Realty Trust,			TOTAL NET ASSETS — 100.0%		$893,175,840
Series C, 6.50%, 12/31/49	75,000	1,038,750
		7,700,562
TOBACCO — 0.3%			Notes to Schedule of Investments
Universal Corp., 6.75%,			(1) Non-income producing.
12/31/49	4,300	3,097,075	(2)		Affiliated Company: the fund’s holding represents ownership of
TOTAL CONVERTIBLE			5% or more of the voting securities of the company; therefore, the
PREFERRED STOCKS			company is affiliated as defined in the Investment Company Act
(Cost $54,439,400)		41,076,137	of 1940.

Preferred Stocks — 1.4%			Industry classifications are unaudited.
INSURANCE — 0.3%
Odyssey Re Holdings Corp.,
Series A, 8.125%, 10/20/10	165,000	2,835,938	See Notes to Financial Statements.
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
National Retail
Properties, Inc., Series C,
7.375%, 10/12/11	280,169	4,261,370
PS Business Parks, Inc.,
Series K, 7.95%, 6/30/09	275,000	4,900,500
		9,161,870
TOTAL PREFERRED STOCKS
(Cost $16,628,039)		11,997,808

24

Statement of Assets and Liabilities

MARCH 31, 2009
	Mid Cap Value	Small Cap Value
Assets
Investment securities — unaffiliated, at value
(cost of $296,705,971 and $1,074,202,905, respectively)	$259,212,422	$868,835,084
Investment securities — affiliated, at value
(cost of $– and $42,684,625, respectively)	—	28,467,610
Total investment securities, at value
(cost of $296,705,971 and $1,116,887,530, respectively)	259,212,422	897,302,694
Receivable for investments sold	5,835,197	21,003,149
Receivable for capital shares sold	422,783	678,749
Receivable for forward foreign currency exchange contracts	29,944	—
Dividends and interest receivable	759,765	2,136,504
	266,260,111	921,121,096

Liabilities
Payable for investments purchased	7,043,004	26,221,288
Payable for capital shares redeemed	226,296	850,463
Accrued management fees	200,725	831,315
Distribution and service fees payable	6,557	42,190
	7,476,582	27,945,256

Net Assets	$258,783,529	$893,175,840

See Notes to Financial Statements.

25

MARCH 31, 2009
	Mid Cap Value	Small Cap Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$411,637,742	$1,527,001,070
Undistributed net investment income	84,203	4,547,075
Accumulated net realized loss on investment
and foreign currency transactions	(115,473,677)	(418,787,469)
Net unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies	(37,464,739)	(219,584,836)
	$258,783,529	$ 893,175,840

Investor Class, $0.01 Par Value
Net assets	$210,959,552	$419,205,546
Shares outstanding	28,746,390	89,233,771
Net asset value per share	$7.34	$4.70

Institutional Class, $0.01 Par Value
Net assets	$17,858,503	$258,902,060
Shares outstanding	2,433,031	54,927,942
Net asset value per share	$7.34	$4.71

Advisor Class, $0.01 Par Value
Net assets	$26,039,182	$215,068,234
Shares outstanding	3,548,138	45,902,393
Net asset value per share	$7.34	$4.69

R Class, $0.01 Par Value
Net assets	$3,926,292	N/A
Shares outstanding	535,003	N/A
Net asset value per share	$7.34	N/A

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED MARCH 31, 2009
	Mid Cap Value	Small Cap Value
Investment Income (Loss)
Income:
Dividends (including $– and $1,728,769, respectively, from affiliates
and net of foreign taxes withheld of $31,506 and $–, respectively)	$ 8,664,949	$ 35,908,207
Interest	35,408	490,192
Securities lending, net	208,233	1,285,268
	8,908,590	37,683,667

Expenses:
Management fees	2,833,605	14,154,441
Distribution and service fees:
Advisor Class	60,455	681,263
R Class	15,740	—
Directors’ fees and expenses	10,195	47,896
Other expenses	4,159	3,094
	2,924,154	14,886,694

Net investment income (loss)	5,984,436	22,796,973

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $– and $(14,371,400)
from affiliates, respectively)	(76,674,250)	(282,679,366)
Foreign currency transactions	824,811	—
	(75,849,439)	(282,679,366)

Change in net unrealized appreciation (depreciation) on:
Investments	(27,593,073)	(165,421,152)
Translation of assets and liabilities in foreign currencies	11,943	—
	(27,581,130)	(165,421,152)

Net realized and unrealized gain (loss)	(103,430,569)	(448,100,518)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (97,446,133)	$(425,303,545)

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
	Mid Cap Value		Small Cap Value
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 5,984,436	$ 4,558,936	$ 22,796,973	$ 18,442,595
Net realized gain (loss)	(75,849,439)	(21,051,582)	(282,679,366)	88,882,119
Change in net unrealized
appreciation (depreciation)	(27,581,130)	(27,926,511)	(165,421,152)	(316,346,129)
Net increase (decrease) in net assets
resulting from operations	(97,446,133)	(44,419,157)	(425,303,545)	(209,021,415)

Distributions to Shareholders
From net investment income:
Investor Class	(5,060,283)	(4,104,303)	(10,241,684)	(10,158,186)
Institutional Class	(410,293)	(260,361)	(6,416,710)	(4,596,852)
Advisor Class	(457,530)	(310,213)	(4,047,581)	(2,850,364)
R Class	(52,176)	(21,175)	—	—
From net realized gains:
Investor Class	—	(29,129,100)	(1,417,907)	(181,311,827)
Institutional Class	—	(1,403,616)	(811,201)	(74,519,198)
Advisor Class	—	(2,795,932)	(711,770)	(65,013,709)
R Class	—	(318,237)	—	—
Decrease in net assets
from distributions	(5,980,282)	(38,342,937)	(23,646,853)	(338,450,136)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	40,809,631	59,664,484	(47,489,658)	(205,103,118)

Net increase (decrease)
in net assets	(62,616,784)	(23,097,610)	(496,440,056)	(752,574,669)

Net Assets
Beginning of period	321,400,313	344,497,923	1,389,615,896	2,142,190,565
End of period	$258,783,529	$321,400,313	$ 893,175,840	$1,389,615,896

Undistributed net investment income	$84,203	$287,310	$4,547,075	$3,361,075

See Notes to Financial Statements.

28

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Mid Cap Value Fund (Mid Cap Value) and Small Cap Value Fund (Small Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. The production of income is a secondary objective. Mid Cap Value pursues its investment objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase. Small Cap Value pursues its investment objective by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the funds’ significant accounting policies.

Multiple Class — Mid Cap Value is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. Small Cap Value is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. Prior to December 3, 2007, Small Cap Value was authorized to issue the C Class (see Note 12). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

29

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Business Development Companies — Small Cap Value may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange traded fund and represents a portfolio of securities. Small Cap Value may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses, which reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Forward Foreign Currency Exchange Contracts — The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds’ exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

30

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar

31

investment teams and investment strategies (strategy assets). The annual management fee schedule for Mid Cap Value is 1.00%, 0.80%, 1.00% and 1.00% for the Investor Class, Institutional Class, Advisor Class and R Class, respectively. The annual management fee schedule for Small Cap Value ranges from 1.00% to 1.25% for the Investor Class and Advisor Class. The Institutional Class is 0.20% less at each point within the range for Small Cap Value.

The effective annual management fee for each class of each fund for the year ended March 31, 2009, was as follows:

	Mid Cap Value	Small Cap Value
Investor	1.00%	1.25%
Institutional	0.80%	1.05%
Advisor	1.00%	1.25%
R	1.00%	N/A

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2009, were as follows:

	Mid Cap Value	Small Cap Value
Purchases	$541,497,096	$2,219,700,685
Proceeds from sales	$491,229,616	$2,227,888,749

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4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Mid Cap Value
Investor Class/Shares Authorized	75,000,000		75,000,000
Sold	11,583,385	$100,805,312	17,293,738	$228,962,537
Issued in reinvestment of distributions	470,378	4,166,891	2,316,859	26,920,796
Redeemed	(9,108,024)	(81,605,589)	(16,447,138)	(211,237,414)
	2,945,739	23,366,614	3,163,459	44,645,919
Institutional Class/Shares Authorized	20,000,000		20,000,000
Sold	1,336,091	11,458,786	848,248	10,325,708
Issued in reinvestment of distributions	44,956	396,391	141,623	1,648,141
Redeemed	(578,563)	(4,718,425)	(906,797)	(11,720,977)
	802,484	7,136,752	83,074	252,872
Advisor Class/Shares Authorized	20,000,000		20,000,000
Sold	2,092,852	17,133,819	1,655,353	21,805,126
Issued in reinvestment of distributions	52,237	453,144	247,640	2,873,707
Redeemed	(1,030,530)	(9,152,116)	(1,076,268)	(12,988,849)
	1,114,559	8,434,847	826,725	11,689,984
R Class/Shares Authorized	20,000,000		20,000,000
Sold	379,003	3,043,519	300,359	3,892,667
Issued in reinvestment of distributions	6,073	52,176	29,385	339,412
Redeemed	(147,769)	(1,224,277)	(93,608)	(1,156,370)
	237,307	1,871,418	236,136	3,075,709
Net increase (decrease)	5,100,089	$ 40,809,631	4,309,394	$ 59,664,484

33

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Small Cap Value
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	18,359,040	$107,055,962	14,409,793	$ 127,579,003
Issued in reinvestment of distributions	1,864,672	11,463,956	24,242,645	186,591,128
Redeemed	(35,426,119)	(216,690,910)	(60,205,011)	(531,313,197)
	(15,202,407)	(98,170,992)	(21,552,573)	(217,143,066)
Institutional Class/Shares Authorized	200,000,000		150,000,000
Sold	14,335,511	86,227,985	17,780,266	148,386,323
Issued in reinvestment of distributions	1,042,135	6,425,536	8,820,939	68,112,615
Redeemed	(13,056,836)	(79,974,617)	(18,158,464)	(164,133,933)
	2,320,810	12,678,904	8,442,741	52,365,005
Advisor Class/Shares Authorized	190,000,000		190,000,000
Sold	16,680,664	106,892,904	4,535,149	41,436,663
Issued in connection with
reclassification (Note 12)	—	—	125,057	1,134,706
Issued in reinvestment of distributions	664,645	4,023,372	8,838,593	67,729,817
Redeemed	(12,337,993)	(72,913,846)	(16,043,501)	(147,271,195)
	5,007,316	38,002,430	(2,544,702)	(36,970,009)
C Class/Shares Authorized	N/A		N/A
Redeemed in connection with
reclassification (Note 12)			(125,057)	(1,134,706)
Redeemed			(234,227)	(2,220,342)
			(359,284)	(3,355,048)
Net increase (decrease)	(7,874,281)	$ (47,489,658)	(16,013,818)	$(205,103,118)

5. Securities Lending

As of March 31, 2009 the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

34

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2009, follows:

						March 31, 2009
	Share
	Balance	Purchases		Realized Gain	Dividend	Share	Market
Fund/Company	3/31/08	Cost	Sales Cost	(Loss)	Income	Balance	Value

Small Cap Value
Cowen Group, Inc.(1)(2)	750,000	—	$ 7,670,775	$ (3,751,286)	—	150,000	(1)
Cutera, Inc.(2)	530,000	$ 4,180,514	6,840,357	(3,057,051)	—	655,000	$ 4,185,450
DHT Maritime, Inc (3)	1,170,000	22,547,133	18,104,782	(7,161,198)	$1,491,250	2,318,922	8,904,660
Utah Medical
Products, Inc.	100,000	2,088,455	—	—	128,293	180,000	4,140,000
Young Innovations, Inc.	600,000	2,961,586	1,573,319	(401,865)	109,226	725,000	11,237,500
		$31,777,688	$34,189,233	$(14,371,400)	$1,728,769		$28,467,610

(1)	Company was not an affiliate at March 31, 2009
(2)	Non-income producing.
(3)	Formerly Double Hull Tankers, Inc.

7. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2009:

		Unrealized Gain (Loss) on
Fund/Valuation Inputs	Value of Investment Securities	Other Financial Instruments*

Mid Cap Value
Level 1 – Quoted Prices	$253,993,855	—
Level 2 – Other Significant Observable Inputs	5,218,567	$29,944
Level 3 – Significant Unobservable Inputs	—	—
	$259,212,422	$29,944
*Includes forward foreign currency exchange contracts.

35

Fund/Valuation Inputs	Value of Investment Securities

Small Cap Value
Level 1 – Quoted Prices	$828,729,249
Level 2 – Other Significant Observable Inputs	68,573,445
Level 3 – Significant Unobservable Inputs	—
$897,302,694

8. Risk Factors

Small Cap Value generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies. In addition, Small Cap Value’s performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund’s performance as its assets grow.

9. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2009.

10. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2009, the funds did not utilize the program.

11. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	Mid Cap Value		Small Cap Value
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$5,980,282	$27,984,860	$22,252,662	$168,602,495
Long-term capital gains	—	$10,358,077	$1,394,191	$169,847,641

36

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Mid Cap Value	Small Cap Value
Federal tax cost of investments	$338,712,495	$1,258,507,966
Gross tax appreciation of investments	$ 701,195	$ 20,341,945
Gross tax depreciation of investments	(80,201,268)	$ (381,547,217)
Net tax appreciation (depreciation) of investments	$(79,500,073)	$(361,205,272)
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	$ (1,134)	—
Net tax appreciation (depreciation)	$(79,501,207)	$(361,205,272)
Undistributed ordinary income	$264,128	$4,547,075
Accumulated capital losses	$(37,541,838)	$(77,582,460)
Capital loss deferrals	$(35,895,371)	$(199,584,573)
Currency loss deferrals	$(179,925)	—

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2017.

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

12. Corporate Event

On July 27, 2007, the C Class shareholders of Small Cap Value approved a reclassification of C Class shares into Advisor Class shares. The reclassification was effective December 3, 2007. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.

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13. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

14. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2009.

For corporate taxpayers, Mid Cap Value and Small Cap Value hereby designate $5,692,856 and $17,493,058, respectively, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2009 as qualified for the corporate dividends received deduction.

Small Cap Value hereby designates $1,394,191, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2009.

Small Cap Value hereby designates $1,531,316 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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Financial Highlights

Mid Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.66	$13.33	$12.10	$11.32	$10.02
Income From Investment Operations
Net Investment Income (Loss)(1)	0.19	0.16	0.16	0.21	0.09
Net Realized and Unrealized Gain (Loss)	(3.32)	(1.51)	1.87	1.70	1.54
Total From Investment Operations	(3.13)	(1.35)	2.03	1.91	1.63
Distributions
From Net Investment Income	(0.19)	(0.16)	(0.14)	(0.21)	(0.06)
From Net Realized Gains	—	(1.16)	(0.66)	(0.92)	(0.27)
Total Distributions	(0.19)	(1.32)	(0.80)	(1.13)	(0.33)
Net Asset Value, End of Period	$7.34	$10.66	$13.33	$12.10	$11.32

Total Return(2)	(29.66)%	(10.84)%	17.12%	17.62%	16.40%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.10%	1.25%	1.30%	1.77%	0.83%
Portfolio Turnover Rate	173%	206%	187%	228%	192%
Net Assets, End of Period (in thousands)	$210,960	$274,918	$301,642	$115,262	$42,059

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

39

Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.66	$13.33	$12.10	$11.33	$10.07
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.18	0.19	0.24	0.07
Net Realized and Unrealized Gain (Loss)	(3.32)	(1.51)	1.87	1.69	1.51
Total From Investment Operations	(3.11)	(1.33)	2.06	1.93	1.58
Distributions
From Net Investment Income	(0.21)	(0.18)	(0.17)	(0.24)	(0.05)
From Net Realized Gains	—	(1.16)	(0.66)	(0.92)	(0.27)
Total Distributions	(0.21)	(1.34)	(0.83)	(1.16)	(0.32)
Net Asset Value, End of Period	$7.34	$10.66	$13.33	$12.10	$11.33

Total Return(3)	(29.52)%	(10.67)%	17.36%	17.74%	15.82%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.30%	1.45%	1.50%	1.97%	1.00%(4)
Portfolio Turnover Rate	173%	206%	187%	228%	192%(5)
Net Assets, End of Period (in thousands)	$17,859	$17,378	$20,623	$10,510	$8,082

(1)	August 2, 2004 (commencement of sale) through March 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2005.
See Notes to Financial Statements.

40

Mid Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.66	$13.33	$12.10	$11.32	$10.99
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17	0.13	0.14	0.16	0.03
Net Realized and Unrealized Gain (Loss)	(3.32)	(1.51)	1.86	1.72	0.31
Total From Investment Operations	(3.15)	(1.38)	2.00	1.88	0.34
Distributions
From Net Investment Income	(0.17)	(0.13)	(0.11)	(0.18)	(0.01)
From Net Realized Gains	—	(1.16)	(0.66)	(0.92)	—
Total Distributions	(0.17)	(1.29)	(0.77)	(1.10)	(0.01)
Net Asset Value, End of Period	$7.34	$10.66	$13.33	$12.10	$11.32

Total Return(3)	(29.84)%	(11.07)%	16.83%	17.32%	3.05%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.85%	1.00%	1.05%	1.52%	1.34%(4)
Portfolio Turnover Rate	173%	206%	187%	228%	192%(5)
Net Assets, End of Period (in thousands)	$26,039	$25,932	$21,412	$8,175	$1,057

(1)	January 13, 2005 (commencement of sale) through March 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2005.
See Notes to Financial Statements.

41

Mid Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.65	$13.32	$12.09	$12.21
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.10	0.13	0.07
Net Realized and Unrealized Gain (Loss)	(3.32)	(1.51)	1.84	0.79
Total From Investment Operations	(3.17)	(1.41)	1.97	0.86
Distributions
From Net Investment Income	(0.14)	(0.10)	(0.08)	(0.06)
From Net Realized Gains	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.14)	(1.26)	(0.74)	(0.98)
Net Asset Value, End of Period	$7.34	$10.65	$13.32	$12.09

Total Return(3)	(29.95)%	(11.30)%	16.55%	7.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.60%	0.75%	0.80%	0.97%(4)
Portfolio Turnover Rate	173%	206%	187%	228%(5)
Net Assets, End of Period (in thousands)	$3,926	$3,172	$820	$27

(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.
See Notes to Financial Statements.

42

Small Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.02	$10.01	$10.45	$10.07	$9.71
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.09	0.06	0.06	0.03
Net Realized and Unrealized Gain (Loss)	(2.31)	(1.16)	0.87	1.72	1.31
Total From Investment Operations	(2.19)	(1.07)	0.93	1.78	1.34
Distributions
From Net Investment Income	(0.11)	(0.09)	(0.04)	(0.06)	(0.03)
From Net Realized Gains	(0.02)	(1.83)	(1.33)	(1.34)	(0.95)
Total Distributions	(0.13)	(1.92)	(1.37)	(1.40)	(0.98)
Net Asset Value, End of Period	$4.70	$7.02	$10.01	$10.45	$10.07

Total Return(2)	(31.69)%	(12.22)%	9.38%	18.67%	14.00%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.25%	1.26%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.93%	1.01%	0.57%	0.58%	0.32%
Portfolio Turnover Rate	192%	123%	121%	111%	108%
Net Assets, End of Period (in thousands)	$419,206	$732,968	$1,261,392	$1,390,024	$1,252,153

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
See Notes to Financial Statements.

43

Small Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.04	$10.03	$10.47	$10.08	$9.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.13	0.11	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss)	(2.32)	(1.17)	0.87	1.73	1.31
Total From Investment Operations	(2.19)	(1.06)	0.95	1.81	1.36
Distributions
From Net Investment Income	(0.12)	(0.10)	(0.06)	(0.08)	(0.05)
From Net Realized Gains	(0.02)	(1.83)	(1.33)	(1.34)	(0.95)
Total Distributions	(0.14)	(1.93)	(1.39)	(1.42)	(1.00)
Net Asset Value, End of Period	$4.71	$7.04	$10.03	$10.47	$10.08

Total Return(2)	(31.61)%	(12.05)%	9.52%	18.98%	14.20%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.05%	1.06%	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.13%	1.21%	0.77%	0.78%	0.52%
Portfolio Turnover Rate	192%	123%	121%	111%	108%
Net Assets, End of Period (in thousands)	$258,902	$370,422	$443,173	$435,327	$314,700

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
See Notes to Financial Statements.

44

Small Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.00	$10.00	$10.45	$10.06	$9.71
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.07	0.03	0.03	0.01
Net Realized and Unrealized Gain (Loss)	(2.30)	(1.17)	0.87	1.74	1.30
Total From Investment Operations	(2.20)	(1.10)	0.90	1.77	1.31
Distributions
From Net Investment Income	(0.09)	(0.07)	(0.02)	(0.04)	(0.01)
From Net Realized Gains	(0.02)	(1.83)	(1.33)	(1.34)	(0.95)
Total Distributions	(0.11)	(1.90)	(1.35)	(1.38)	(0.96)
Net Asset Value, End of Period	$4.69	$7.00	$10.00	$10.45	$10.06

Total Return(2)	(31.82)%	(12.51)%	9.10%	18.51%	13.70%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.50%	1.51%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.68%	0.76%	0.32%	0.33%	0.07%
Portfolio Turnover Rate	192%	123%	121%	111%	108%
Net Assets, End of Period (in thousands)	$215,068	$286,227	$434,182	$455,001	$624,633

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
See Notes to Financial Statements.

45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mid Cap Value Fund and Small Cap Value Fund, two of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Mid Cap Value Fund and Small Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 15, 2009

46

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Directors
James E. Stowers, Jr., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1924
Position(s) Held with Funds: Director (since 1958) and Vice Chairman (since 2007)
Principal Occupation(s) During Past 5 Years: Founder, Co-Chairman, Director and Controlling
Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February 2007);
Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None

47

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

48

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 1998)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Small-Cap Value Funds Index is an equal dollar-weighted index of, typically, the 30 largest mutual funds within the Small-Cap Value fund classification, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

51

Notes

52

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

Annual Report
March 31, 2009

American Century Investments

Equity Income Fund

Value Fund

Large Company Value Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Equity Income

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Value

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Top Five Industries	12
Types of Investments in Portfolio	12

Large Company Value

Performance	13
Portfolio Commentary	15
Top Ten Holdings	17
Top Five Industries	17
Types of Investments in Portfolio	17

Shareholder Fee Examples	18

Financial Statements

Schedule of Investments	21
Statement of Assets and Liabilities	30
Statement of Operations	32
Statement of Changes in Net Assets	33
Notes to Financial Statements	35
Financial Highlights	46
Report of Independent Registered Public Accounting Firm	64

Other Information

Management	65
Additional Information	68
Index Definitions	69

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

An Unprecedented Period for Stocks

The 12 months ended March 31, 2009, represented one of the most tumultuous periods ever for the U.S. stock market. A combination of traumatic factors—a severe economic downturn, a near-collapse of the financial sector, and significantly curtailed access to credit—led to a steep decline in stocks throughout much of the 12-month period.

The U.S. economy contracted in each of the last three quarters of the period, extending a recession that began in late 2007. The unemployment rate hit a 26-year high as the economy shed more than five million jobs since the beginning of 2008. The housing market deteriorated further, and retail spending declined as consumers moved to reduce debt and increase savings.

The troubled financial sector also weighed on stocks during the period. The consolidation that reshaped the sector in recent years led to the formation of financial conglomerates and huge investment banks. These enormous institutions ventured into risky new forms of investing, often with substantial leverage. As a result of rising defaults on lending of all kinds, the credit markets froze, and several of these financial giants collapsed. The federal government created an alphabet soup of programs designed to shore up the financial sector, but it remains a work in progress.

Value Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the 12-month period (see the accompanying table). Virtually all of this underperformance occurred in the final three months of the period as investors began to shift into beaten-down growth sectors in anticipation of a nascent economic recovery before the end of 2009.

The unprecedented events during the past year were a reminder of how risky stocks can be. For value investors, however, there is a silver lining in this dark market cloud. In the wake of indiscriminate selling across the market, we have been able to purchase shares of higher-quality companies at extremely attractive valuation levels. Moreover, thanks to our emphasis on strong balance sheets, we have largely been insulated from the many companies whose dividends have been under pressure.

U.S. Stock Index Returns
For the 12 months ended March 31, 2009
Russell 1000 Index (Large-Cap)	–38.27%	Russell 2000 Index (Small-Cap)	–37.50%
Russell 1000 Growth Index	–34.28%	Russell 2000 Growth Index	–36.36%
Russell 1000 Value Index	–42.42%	Russell 2000 Value Index	–38.89%
Russell Midcap Index	–40.81%
Russell Midcap Growth Index	–39.58%
Russell Midcap Value Index	–42.51%

Performance

Equity Income

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-22.98%	0.07%	5.49%	9.50%	8/1/94
Russell 3000 Value Index(1)	-42.14%	-4.97%	-0.24%	6.32%(2)	—
S&P 500 Index(1)	-38.09%	-4.76%	-3.00%	5.78%(2)	—
Lipper Equity Income Funds Index(1)	-38.12%	-4.22%	-0.83%	4.77%(2)	—
Institutional Class	-22.94%	0.24%	5.69%	5.45%	7/8/98
A Class(3)					3/7/97
No sales charge*	-23.18%	-0.18%	5.22%	6.79%
With sales charge*	-27.64%	-1.35%	4.61%	6.26%
B Class					9/28/07
No sales charge*	-23.75%	—	—	-22.27%
With sales charge*	-27.75%	—	—	-25.32%
C Class	-23.75%	-0.94%	—	2.08%	7/13/01
R Class	-23.40%	-0.45%	—	1.67%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Equity Income

One-Year Returns Over 10 Years
Periods ended March 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	3.88%	20.85%	17.35%	-12.09%	31.30%	10.69%	7.21%	15.79%	-5.17%	-22.98%
Russell 3000
Value Index	6.81%	1.48%	5.67%	-22.79%	42.45%	12.88%	14.20%	16.22%	-10.60%	-42.14%
S&P 500 Index	17.94%	-21.68%	0.24%	-24.76%	35.12%	6.69%	11.73%	11.83%	-5.08%	-38.09%
Lipper Equity
Income Funds Index 3.25%		1.73%	3.91%	-22.91%	35.57%	9.96%	11.49%	14.38%	-7.07%	-38.12%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.97%	0.77%		1.22%		1.97%		1.97%		1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary
Equity Income

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income declined -22.98%* for the 12 months ended March 31, 2009. By comparison, the Lipper Equity Income Funds Index fell -38.12%, and the average return for Morningstar’s Large Cap Value category** (whose performance, like Equity Income’s, reflects operating expenses) was -40.23% Two market indices—the Russell 3000 Value Index and the S&P 500 Index—dropped -42.14% and -38.09%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The volatile market environment described in the Market Perspective on page 2 hampered Equity Income’s absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the Russell 3000 Value Index. The key to our results was our continued focus on higher-quality businesses with sound balance sheets. Performance benefited most from strong security selection across financials, health care, and energy. Only one sector, consumer discretionary, detracted from relative progress, and its impact was slight.

Since its inception on August 1, 1994, Equity Income has produced an average annual return of 9.50%, topping the returns for the Lipper Equity Income Funds Index, Morningstar’s Large Cap Value category average,** the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on pages 3–4).

Financials Boosted Performance

Security selection across the financials sector contributed the most to Equity Income’s performance against the benchmark, with the results driven both by what the portfolio owned, as well as the businesses it avoided. Our decision to underweight the sector was also beneficial in relative terms.  A key contributor was Marsh & McLennan, a leading insurance broker. Marsh continued to show performance within its key insurance brokerage segment, and seems likely to benefit from new management and the collapse of American International Group’s (AIG) insurance business.

Furthermore, because we emphasize higher-quality companies with strong balance sheets, we avoided many of the headline names in financials that stumbled during the period, including AIG, Lehman Brothers, and Citigroup

Health Care Added Value

Security selection in the health care sector was also advantageous for the portfolio. Two notable holdings were Bristol-Myers Squibb and an investment in Beckman Coulter’s convertible security. As the pharmaceutical industry consolidates, Bristol-Myers Squibb is seen as a potential takeover

* All fund returns referenced in this commentary are for Investor Class shares.
** The average returns for Morningstar’s Large Cap Value category were -5.30% and -0.72% for the five- and ten-year periods ended March 31, 2009, respectively, and 5.10% since the fund’s inception. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Equity Income

target. Beckman Coulter, which makes diagnostic laboratory instruments, benefited from strong sales in a recessionary environment. Better-than-expected 2009 earnings guidance sent its share price higher.

Energy Boosted Results

Security selection among large integrated oil companies added value during a period in which oil and gas prices declined, squeezing margins. Equity Income benefited from its focus on businesses with access to low-cost reserves and less-volatile earnings streams. A top contributor was Exxon Mobil, a well-managed company with a high-quality balance sheet, which has been resilient in the face of fluctuating energy prices because of its solid earnings and cash flow.

Consumer Discretionary Slowed Progress

Consumer discretionary was the single detracting sector on a relative basis. In specialty retailing, the portfolio did not own Home Depot, which had a gain for the period. Within the home remodeling space, the portfolio owns Lowe’s, which the management team believes has the better long-term outlook due to its financial strength and strong positioning in the home-improvement market. Lowe’s reported weaker-than-anticipated results for the fourth quarter 2008, while lowering its guidance modestly for 2009. The team regards both situations as manageable, transitory issues.

In household durables, performance was hampered by a position in Whirlpool Corp., the world’s leading maker of major home appliances. Whirlpool reported a sharp drop in profit and cash flow driven by a decline in worldwide demand. We eliminated the position during the period.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of March 31, 2009, we see attractive opportunities in consumer staples, energy, and information technology, reflected by our overweight positions in these sectors. We continue to be selective in holdings of financials, consumer discretionary, and materials companies, relying on fundamental analysis to identify strong, financially-sound businesses whose securities provide attractive yields.

Equity Income

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Exxon Mobil Corp.	6.6%	6.2%
Chevron Corp.	4.7%	2.8%
AT&T, Inc.	4.7%	4.2%
Kimberly-Clark Corp.	4.2%	1.2%
Intel Corp., 2.95%, 12/15/35 (Convertible Bond)	3.8%	3.8%
Standard & Poor’s 500 Depositary Receipt, Series 1	3.7%	—(1)
Wyeth	3.4%	1.0%
Marsh & McLennan Cos., Inc.	3.4%	1.5%
Total SA	3.0%	2.7%
Watson Pharmaceuticals, Inc., 1.75%, 3/15/23
(Convertible Bond)	2.8%	0.5%
(1) Amount is less than 0.05% of total net assets.

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Oil, Gas & Consumable Fuels	16.0%	15.1%
Pharmaceuticals	10.7%	10.0%
Insurance	7.0%	10.9%
Food Products	6.6%	4.1%
Diversified Telecommunication Services	5.9%	4.6%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks	74.2%	77.1%
Convertible Bonds	23.4%	15.2%
Convertible Preferred Stocks	0.8%	6.2%
Preferred Stocks	0.2%	0.3%
Total Equity Exposure	98.6%	98.8%
Temporary Cash Investments	1.0%	0.5%
Other Assets and Liabilities	0.4%	0.7%

Performance

Value

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-32.34%	-3.64%	2.94%	7.28%	9/1/93
Russell 3000 Value Index(1)	-42.14%	-4.97%	-0.24%	5.96%(2)	—
S&P 500 Index(1)	-38.09%	-4.76%	-3.00%	5.52%(2)	—
Lipper Multi-Cap
Value Funds Index(1)	-38.70%	-5.42%	-0.02%	5.19%(2)	—
Institutional Class	-32.14%	-3.41%	3.14%	3.20%	7/31/97
A Class(3)					10/2/96
No sales charge*	-32.51%	-3.88%	2.68%	4.67%
With sales charge*	-36.36%	-5.00%	2.08%	4.17%
B Class					1/31/03
No sales charge*	-33.01%	-4.57%	—	1.19%
With sales charge*	-37.01%	-4.81%	—	1.19%
C Class	-33.06%	-4.59%	—	-0.94%	6/4/01
R Class	-32.67%	—	—	-8.85%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Value

One-Year Returns Over 10 Years
Periods ended March 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Clas	1.42%	19.20%	17.96%	-19.85%	40.66%	9.95%	9.89%	14.90%	-11.56%	-32.34%
Russell 3000
Value Index	6.81%	1.48%	5.67%	-22.79%	42.45%	12.88%	14.20%	16.22%	-10.60%	-42.14%
S&P 500 Index	17.94%	-21.68%	0.24%	-24.76%	35.12%	6.69%	11.73%	11.83%	-5.08%	-38.09%
Lipper Multi-Cap
Value Funds Index	5.42%	6.54%	6.47%	-22.91%	42.99%	10.27%	12.97%	12.23%	-11.70%	-38.70%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.00%	0.80%		1.25%		2.00%		2.00%		1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary
Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

Value declined -32.34%* for the 12 months ended March 31, 2009. By comparison, the Lipper Multi-Cap Value Funds Index fell -38.70%, while the average return for Morningstar’s Large Cap Value category** (whose performance, like Value’s, reflects operating expenses) was -40.23%. Two market indices—the Russell 3000 Value Index and the S&P 500 Index—dropped -42.14% and -38.09%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The volatile market environment described in the Market Perspective on page 2 hampered Value’s absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the Russell 3000 Value Index. Value outperformed largely because of effective security selection and a continued emphasis on less-risky businesses with sound balance sheets. The portfolio benefited the most from its position in the financials, materials, and consumer staples sectors. Investments in consumer discretionary stocks detracted.

Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 7.28%, topping the returns for that period for the Lipper Multi-Cap Value Funds Index, Morningstar’s Large Cap Value category average,** the Russell 3000 Value Index, and the S&P 500 Index (see the performance information on pages 8–9).

Financials Enhanced Performance

We perceived more risk than reward in the financials sector, the benchmark’s weakest performer of the period. As a result, we maintained a significant underweight. Our focus on higher-quality companies with strong balance sheets and reliable funding sources helped us steer clear of several headline names, including financial giant Citigroup and bank holding company Wachovia Corp. Furthermore, for much of the one-year reporting period, the portfolio did not hold any real estate investment trusts (REITs), which were down more than 55%.

Strong security selection also added to relative progress. A key contributor was insurance broker Marsh & McLennan. Marsh continued to show improved performance within its key insurance brokerage segment, and seems likely to benefit from new management and the collapse of American International Group’s (AIG) insurance business.

Materials Contributed

The portfolio’s mix of materials stocks—many of which have weathered the economic downturn relatively well—enhanced performance. We also concentrated our materials investments in companies with strong business

* All fund returns referenced in this commentary are for Investor Class shares.

**The average returns for Morningstar’s Large Cap Value category were -5.30% and -0.72% for the five- and ten-year periods ended March 31, 2009, respectively, and 5.20% since the fund’s inception. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Value

models that were less vulnerable to commodities prices. Value benefited from a lack of exposure to metals and mining companies. Our belief that their earnings were at peak levels and unsustainable proved advantageous as commodity prices fell.

Strong security selection also yielded a top contributor, Bemis Co. Bemis, a major producer of flexible packaging, primarily for the food industry, reported an increase in profits from the sales of its flexible and dry-food packaging products.

Consumer Staples Added Value

The portfolio benefited from an overweight in consumer staples, a position we gradually reduced as its risk-reward characteristics became less attractive over the period. Effective security selection, particularly among food and household products stocks, also enhanced results. A leading contributor was Kimberly-Clark, a maker of personal-care and paper products. Although its earnings have declined, the company is responding quickly to competition from cheaper brands by fine-tuning its pricing and marketing strategies. It also increased its dividend at a time when many companies are cutting their dividends.

Consumer Discretionary Detracted

The portfolio’s performance was hampered by an underweight in specialty retailers. Value did not own Home Depot, which outperformed for the benchmark. The home improvement retailer reported a fourth-quarter loss due in large part to its restructuring costs and declining consumer demand. Nevertheless, investors pushed up the share price, perhaps in expectation of a housing rebound.

The sector was the source of notable detractor Whirlpool Corp. The appliance maker reported a sharp drop in profit driven by a decline in worldwide demand.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of March 31, 2009, we see opportunities in information technology, consumer staples, and industrials, reflected by overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward relative underweights in financials stocks.

Value

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Exxon Mobil Corp.	5.7%	5.0%
AT&T, Inc.	4.5%	3.4%
JPMorgan Chase & Co.	3.0%	3.0%
Kimberly-Clark Corp.	2.8%	3.2%
Marsh & McLennan Cos., Inc.	2.7%	1.8%
General Electric Co.	2.7%	5.9%
Pfizer, Inc.	2.6%	2.3%
Johnson & Johnson	2.4%	2.5%
Kraft Foods, Inc., Class A	2.2%	2.4%
Total SA	2.1%	1.3%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Oil, Gas & Consumable Fuels	13.1%	11.6%
Pharmaceuticals	9.4%	8.3%
Insurance	6.8%	6.2%
Food Products	6.4%	7.3%
Diversified Telecommunication Services	6.2%	4.8%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Domestic Common Stocks	91.0%	90.9%
Foreign Common Stocks(1)	7.6%	8.9%
Total Common Stocks	98.6%	99.8%
Temporary Cash Investments	1.2%	1.5%
Other Assets and Liabilities(2)	0.2%	(1.3)%

(1)	Includes depositary shares, dual listed securities and foreign ordinary shares.
(2)	Includes securities lending collateral and other assets and liabilities.

Performance

Large Company Value

Total Returns as of March 31, 2009
		Average Annual Returns
	1 year	5 years	Since Inception	Inception Date
Investor Class	-41.07%	-5.78%	-0.67%	7/30/99
Russell 1000 Value Index(1)	-42.42%	-4.94%	-1.43%	—
S&P 500 Index(1)	-38.09%	-4.76%	-3.47%	—
Institutional Class	-40.95%	-5.59%	-2.12%	8/10/01
A Class(2)				10/26/00
No sales charge*	-41.12%	-6.01%	-0.49%
With sales charge*	-44.47%	-7.12%	-1.19%
B Class				1/31/03
No sales charge*	-41.58%	-6.73%	-0.97%
With sales charge*	-45.58%	-7.00%	-0.97%
C Class	-41.56%	-6.71%	-2.65%	11/7/01
R Class	-41.36%	-6.25%	-3.27%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Large Company Value

One-Year Returns Over Life of Class
Periods ended March 31
	2000*	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-7.22%	12.38%	10.20%	-21.19%	39.34%	10.73%	9.44%	15.37%	-9.88%	-41.07%
Russell 1000
Value Index	-1.56%	0.27%	4.38%	-22.79%	40.82%	13.17%	13.31%	16.83%	-9.99%	-42.42%
S&P 500 Index	13.73%	-21.68%	0.24%	-24.76%	35.12%	6.69%	11.73%	11.83%	-5.08%	-38.09%
*From 7/30/99, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.83%	0.63%		1.08%		1.83%		1.83%		1.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based  on a different time period, includes  acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary
Large Company Value
Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

Large Company Value declined -41.07%* for the 12 months ended March 31, 2009. By comparison, its benchmark, the Russell 1000 Value Index, returned -42.42%. The broader market, as measured by the S&P 500 Index, returned -38.09%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (whose performance, like Large Company Value’s, reflects operating expenses) was -40.23%.**

Although the volatile market environment described in the Market Perspective on page 2 hampered Large Company Value’s absolute performance, the portfolio outpaced its benchmark index. U.S. equity indexes were universally down over the 12 months and value underperformed growth across the capitalization spectrum. Some of the largest declines were among mega-cap value stocks (shares of especially large companies, represented by the Russell Top 200 Value Index). The portfolio outperformed largely because of its position in the information technology, consumer discretionary, consumer staples, and energy sectors. Its complement of utilities and industrials stocks detracted.

Since Large Company Value’s inception on July 30, 1999, the portfolio has produced an average annual return of -0.67%, topping the returns for Morningstar’s Large Cap Value category average,** the Russell 1000 Value Index, and the S&P 500 Index for that period (see performance information on pages 13–14).

Information Technology Powered Results

The portfolio’s overweight in information technology boosted relative performance. Our preference for industry leaders, such as Oracle, Micro-soft and Hewlett-Packard, was also advantageous. These companies are attractive investments not only because they have stable business models and solid balance sheets but because we believe they will benefit from the economic recovery.

The sector was also the source of top contributor International Business Machines Corp. (IBM). IBM’s shares rose after the company reaffirmed its 2009 earnings-per-share outlook, due in part to strong growth in services-contract signings.

Consumer Discretionary, Consumer Staples Contributed

Security selection in the consumer discretionary sector added to relative results. The sector provided some of the portfolio’s most significant performers—Best Buy Co., Staples, Kohl’s Corp., and H&R Block.

* All fund returns referenced in this commentary are for Investor Class shares.

**The average return for Morningstar’s Large Cap Value category was -5.30% for the five-year period ended March 31, 2009, and -1.25% since the fund’s inception. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be   copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Large Company Value

Electronics retailer Best Buy Co., which is not represented in the benchmark, executed well in the difficult environment and seems likely to benefit from the bankruptcy of competitor Circuit City.

Consumer discretionary also supplied a notable detractor, Gannett Co. The newspaper publisher has struggled to manage costs in the face of declining advertising revenue. We took advantage of the market rally in March 2009 to sell the position and reallocate the assets to more attractive companies within the media industry.

The consumer staples sector provided a number of strong performers, especially among food and staples retailers. A significant contributor was Wal-Mart Stores. The retailer’s low-price strategy paid off as the economic recession put pressure on consumers.

Energy Added Value

In the energy sector, the portfolio benefited from its focus on companies less vulnerable to fluctuations in the price of oil and gas. This posture dampened relative performance when energy prices rose dramatically early in the period. However, as the global economy slowed and prices declined, our bias proved advantageous. A top holding was Chevron Corp., which reported that a rebound in its refining operations had mitigated the impact of falling oil prices.

Utilities and Industrials Hindered Progress

The portfolio’s underweight in utilities—established because we believe many of these stocks are overvalued—was a drag on results.

The industrials sector was a source of relative weakness. Even large, well-managed companies have not been immune to the global economic downturn. A notable detractor was construction equipment maker Caterpillar, which announced lower profits resulting from higher operating costs and unfavorable foreign-exchange rates.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. Large Company Value is broadly diversified, with ongoing overweight positions in the information technology, consumer discretionary, and industrials sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks.

Large Company Value

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Exxon Mobil Corp.	5.0%	5.6%
Chevron Corp.	4.6%	4.6%
AT&T, Inc.	3.9%	3.5%
JPMorgan Chase & Co.	3.4%	3.5%
General Electric Co.	3.1%	4.7%
Pfizer, Inc.	3.0%	2.9%
ConocoPhillips	2.8%	3.1%
Johnson & Johnson	2.8%	3.0%
Royal Dutch Shell plc ADR	2.5%	2.5%
Verizon Communications, Inc.	2.2%	2.0%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Oil, Gas & Consumable Fuels	16.3%	16.7%
Pharmaceuticals	11.4%	9.9%
Diversified Telecommunication Services	6.5%	5.9%
Diversified Financial Services	5.0%	9.4%
Capital Markets	3.7%	3.6%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks & Futures	96.3%	99.3%
Convertible Preferred Stocks	0.1%	—
Temporary Cash Investments	—	1.3%
Other Assets and Liabilities	3.6%	(0.6)%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 – 3/31/09	Expense Ratio*
Equity Income
Actual
Investor Class	$1,000	$804.50	$4.41	0.98%
Institutional Class	$1,000	$805.30	$3.51	0.78%
A Class	$1,000	$803.50	$5.53	1.23%
B Class	$1,000	$800.50	$8.89	1.98%
C Class	$1,000	$800.50	$8.89	1.98%
R Class	$1,000	$803.30	$6.65	1.48%
Hypothetical
Investor Class	$1,000	$1,020.04	$4.94	0.98%
Institutional Class	$1,000	$1,021.04	$3.93	0.78%
A Class	$1,000	$1,018.80	$6.19	1.23%
B Class	$1,000	$1,015.06	$9.95	1.98%
C Class	$1,000	$1,015.06	$9.95	1.98%
R Class	$1,000	$1,017.55	$7.44	1.48%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 – 3/31/09	Expense Ratio*
Value
Actual
Investor Class	$1,000	$719.90	$4.33	1.01%
Institutional Class	$1,000	$721.20	$3.48	0.81%
A Class	$1,000	$719.00	$5.40	1.26%
B Class	$1,000	$716.30	$8.60	2.01%
C Class	$1,000	$716.10	$8.60	2.01%
R Class	$1,000	$718.10	$6.47	1.51%
Hypothetical
Investor Class	$1,000	$1,019.90	$5.09	1.01%
Institutional Class	$1,000	$1,020.89	$4.08	0.81%
A Class	$1,000	$1,018.65	$6.34	1.26%
B Class	$1,000	$1,014.91	$10.10	2.01%
C Class	$1,000	$1,014.91	$10.10	2.01%
R Class	$1,000	$1,017.40	$7.59	1.51%
Large Company Value
Actual
Investor Class	$1,000	$674.10	$3.55	0.85%
Institutional Class	$1,000	$674.80	$2.71	0.65%
A Class	$1,000	$673.30	$4.59	1.10%
B Class	$1,000	$670.20	$7.70	1.85%
C Class	$1,000	$670.80	$7.71	1.85%
R Class	$1,000	$672.50	$5.63	1.35%
Hypothetical
Investor Class	$1,000	$1,020.69	$4.28	0.85%
Institutional Class	$1,000	$1,021.69	$3.28	0.65%
A Class	$1,000	$1,019.45	$5.54	1.10%
B Class	$1,000	$1,015.71	$9.30	1.85%
C Class	$1,000	$1,015.71	$9.30	1.85%
R Class	$1,000	$1,018.20	$6.79	1.35%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Equity Income

MARCH 31, 2009

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 74.2%			ELECTRICAL EQUIPMENT — 0.8%
AEROSPACE & DEFENSE — 0.6%			ABB Ltd. ADR	614,900	$ 8,571,706
Northrop Grumman Corp.	579,727	$ 25,299,286	Emerson Electric Co.	513,300	14,670,114
AIR FREIGHT & LOGISTICS — 1.2%			Hubbell, Inc., Class B	399,300	10,765,128
United Parcel Service, Inc.,					34,006,948
Class B	1,047,621	51,563,906	ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.7%
AUTOMOBILES — 0.1%			AVX Corp.	727,153	6,602,549
Honda Motor Co. Ltd.	195,500	4,677,660	Molex, Inc., Class A	1,739,000	21,980,960
CAPITAL MARKETS — 2.3%					28,583,509
AllianceBernstein Holding LP	1,462,830	21,532,858	FOOD & STAPLES RETAILING — 0.6%
Ameriprise Financial, Inc.	1,677,100	34,363,779	Wal-Mart Stores, Inc.	466,216	24,289,854
Charles Schwab Corp. (The)	919,400	14,250,700	FOOD PRODUCTS — 6.6%
T. Rowe Price Group, Inc.	985,500	28,441,530	Campbell Soup Co.	1,828,421	50,025,599
		98,588,867	H.J. Heinz Co.	3,397,500	112,321,350
COMMERCIAL BANKS — 0.5%			Hershey Co. (The)	1,309,800	45,515,550
Associated Banc-Corp.	1,354,100	20,907,304	Kraft Foods, Inc., Class A	1,871,120	41,707,265
COMMERCIAL SERVICES & SUPPLIES — 1.7%			Unilever NV CVA	1,873,400	37,035,857
Pitney Bowes, Inc.	500,700	11,691,345			286,605,621
Waste Management, Inc.	2,478,245	63,443,072	GAS UTILITIES — 4.9%
		75,134,417	AGL Resources, Inc.(1)	3,573,500	94,804,955
COMMUNICATIONS EQUIPMENT — 0.1%			Nicor, Inc.	1,194,300	39,686,589
Nokia Oyj ADR	573,600	6,693,912	WGL Holdings, Inc.(1)	2,371,288	77,778,246
COMPUTERS & PERIPHERALS — 0.7%					212,269,790
Diebold, Inc.	1,456,170	31,089,230	HOUSEHOLD PRODUCTS — 5.8%
DISTRIBUTORS — 1.0%			Kimberly-Clark Corp.	3,936,100	181,493,571
Genuine Parts Co.	1,456,300	43,485,118	Procter & Gamble Co. (The)	1,474,200	69,420,078
DIVERSIFIED — 3.7%					250,913,649
Standard & Poor’s 500			INDUSTRIAL CONGLOMERATES — 0.4%
Depositary Receipt, Series 1	2,008,400	159,547,296	3M Co.	102,800	5,111,216
DIVERSIFIED FINANCIAL SERVICES — 0.3%			General Electric Co.	1,390,400	14,056,944
JPMorgan Chase & Co.	564,100	14,993,778			19,168,160
DIVERSIFIED TELECOMMUNICATION			INSURANCE — 7.0%
SERVICES — 5.9%			ACE Ltd.	996,170	40,245,268
AT&T, Inc.	8,109,300	204,354,360	Allstate Corp. (The)	1,709,000	32,727,350
BCE, Inc.	2,607,000	51,941,497	Chubb Corp.	1,978,700	83,738,584
		256,295,857	Marsh & McLennan
ELECTRIC UTILITIES — 3.6%			Cos., Inc.	7,222,457	146,254,754
American Electric					302,965,956
Power Co., Inc.	441,500	11,152,290	IT SERVICES — 0.1%
Northeast Utilities	1,019,800	22,017,482	Accenture Ltd., Class A	181,500	4,989,435
Portland General Electric Co.	1,696,243	29,836,914	MULTI-UTILITIES — 1.2%
Southern Co.	2,468,500	75,585,470	Wisconsin Energy Corp.	1,278,200	52,623,494
Westar Energy, Inc.	1,117,149	19,583,622
		158,175,778

Equity Income

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
OIL, GAS & CONSUMABLE FUELS — 14.2%			HEALTH CARE EQUIPMENT & SUPPLIES — 0.5%
Chevron Corp.	3,045,700	$ 204,792,868	Beckman Coulter, Inc.,
Exxon Mobil Corp.	4,185,629	285,041,335	2.50%, 12/15/36	$ 22,159,000	$ 21,161,845
Total SA	2,610,100	129,450,161	HEALTH CARE PROVIDERS & SERVICES — 1.2%
		619,284,364	Lincare Holdings, Inc.,
PHARMACEUTICALS — 7.9%			Series A, 2.75%, 11/1/37	68,149,000	53,837,710
Bristol-Myers Squibb Co.	4,081,200	89,459,904	INSURANCE — 0.6%
			Credit Suisse Securities
Johnson & Johnson	2,032,335	106,900,821	LLC (convertible into Marsh
Wyeth	3,422,700	147,313,008	& McLennan Cos., Inc.),
		343,673,733	16.25%, 8/26/09(2)(3)	1,358,700	26,148,181
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%			IT SERVICES — 0.7%
Plum Creek Timber Co., Inc.	199,500	5,799,465	DST Systems, Inc.,
ROAD & RAIL — 0.2%			3.63%, 8/15/23	32,940,000	29,028,375
Norfolk Southern Corp.	251,800	8,498,250	LIFE SCIENCES TOOLS & SERVICES — 0.7%
SEMICONDUCTORS & SEMICONDUCTOR			Life Technologies Corp.,
EQUIPMENT — 0.3%			2.00%, 8/1/23	29,982,000	32,492,992
Applied Materials, Inc.	1,146,046	12,319,995	METALS & MINING — 1.4%
SPECIALTY RETAIL — 1.7%			Newmont Mining Corp.,
Lowe’s Cos., Inc.	3,995,000	72,908,750	3.00%, 2/15/12	41,410,000	51,296,637
TOTAL COMMON STOCKS			Newmont Mining Corp.,
(Cost $3,362,935,201)		3,225,353,382	1.625%, 7/15/17	9,298,000	10,541,608
					61,838,245
Convertible Bonds — 23.4%			OIL, GAS & CONSUMABLE FUELS — 1.8%
COMMERCIAL BANKS — 0.6%			Peabody Energy Corp.,
US Bancorp, VRN,			4.75%, 12/15/66	111,922,000	79,184,815
0.00%, 6/11/09	$ 27,800,000	24,742,000	PAPER & FOREST PRODUCTS — 0.8%
COMMERCIAL SERVICES & SUPPLIES — 3.4%			Rayonier TRS Holdings, Inc.,
Allied Waste Industries, Inc.,			3.75%, 10/15/12	37,913,000	34,406,047
4.25%, 4/15/34	92,476,000	85,077,920	PHARMACEUTICALS — 2.8%
Waste Connections, Inc.,			Watson Pharmaceuticals,
3.75%, 4/1/26	58,430,000	60,475,050	Inc., 1.75%, 3/15/23	124,554,000	120,661,688
		145,552,970	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
ENERGY EQUIPMENT & SERVICES — 3.0%			Host Hotels & Resorts LP,
Cameron International Corp.,			3.25%, 4/15/24(2)	16,220,000	14,800,750
2.50%, 6/15/26	80,824,000	83,652,840	SEMICONDUCTORS & SEMICONDUCTOR
Schlumberger Ltd., Series B,			EQUIPMENT — 4.4%
2.125%, 6/1/23	35,715,000	44,643,750	Intel Corp., 2.95%, 12/15/35	203,119,000	166,557,580
		128,296,590	Linear Technology Corp.,
FOOD & STAPLES RETAILING — 1.2%			Series B, 3.125%, 5/1/27	27,970,000	26,711,350
Deutsche Bank AG					193,268,930
(London), (convertible			TOTAL CONVERTIBLE BONDS
into Wal-Mart Stores, Inc.)			(Cost $1,016,977,942)		1,017,876,483
10.92%, 9/4/09(2)(3)	524,000	26,417,460
Goldman Sachs Group, Inc.			Convertible Preferred Stocks — 0.8%
(The), (convertible into			METALS & MINING — 0.8%
Wal-Mart Stores, Inc.)			Freeport McMoRan
10.75%, 9/4/09(2)(3)	524,000	26,037,885	Copper & Gold, Inc.,
		52,455,345	5.50%, 12/31/49
			(Cost $21,668,710)	36,000	32,769,000

Equity Income

		Shares/
		Principal
		Amount	Value		Value
Preferred Stocks — 0.2%				Repurchase Agreement, Deutsche
COMMERCIAL BANKS(4)				Bank Securities, Inc., (collateralized
US Bancorp,				by various U.S. Treasury obligations,
3.50%, 12/11/35		49,936	$ 599,232	2.75%, 10/31/13, valued at
DIVERSIFIED FINANCIAL SERVICES — 0.1%				$42,107,865), in a joint trading
JP Morgan Chase Capital X,				account at 0.10%, dated
7.00%, 2/15/32		282,255	5,664,858	3/31/09, due 4/1/09
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%				(Delivery value $41,300,115)	$ 41,300,000
Public Storage,				TOTAL TEMPORARY
7.50%, 2/9/09		133,122	2,587,892	CASH INVESTMENTS
TOTAL PREFERRED STOCKS				(Cost $41,307,541)	41,307,541
(Cost $8,406,452)			8,851,982	TOTAL INVESTMENT
Temporary Cash Investments — 1.0%				SECURITIES — 99.6%
JPMorgan U.S. Treasury				(Cost $4,451,295,846)	4,326,158,388
Plus Money Market Fund				OTHER ASSETS AND
Agency Shares		7,541	7,541	LIABILITIES — 0.4%	18,860,576
				TOTAL NET ASSETS — 100.0%	$4,345,018,964

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date		Value	Unrealized Gain (Loss)
41,040,314	CAD for USD		4/30/09	$ 32,551,010	$536,046
82,764,154	EUR for USD		4/30/09	109,952,732	(15,231)
292,272,500	JPY for USD		4/30/09	2,953,870	23,435
				$145,457,612	$544,250

(Value on Settlement Date $146,001,862)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
JPY = Japanese Yen
USD = United States Dollar

(1)	Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(2)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $93,404,276, which represented 2.1% of total net assets.
(3)	Equity-linked debt security. The aggregated value of these securities at the period end, was $78,603,526, which represented 1.8% of total net assets.
(4)	Industry is less than 0.05% of total net assets.
Industry classifications are unaudited.

See Notes to Financial Statements.

Value

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 98.6%			COMMUNICATIONS EQUIPMENT — 0.4%
AEROSPACE & DEFENSE — 0.8%			Cisco Systems, Inc.(1)	120,740	$ 2,024,810
Honeywell International, Inc.	129,450	$ 3,606,477	Nokia Oyj ADR	273,060	3,186,610
Northrop Grumman Corp.	146,950	6,412,898			5,211,420
		10,019,375	COMPUTERS & PERIPHERALS — 0.8%
AIR FREIGHT & LOGISTICS — 1.0%			Diebold, Inc.	472,520	10,088,302
United Parcel Service, Inc.,			CONTAINERS & PACKAGING — 1.9%
Class B	249,390	12,274,976	Bemis Co., Inc.	1,053,370	22,089,169
AIRLINES — 0.6%			DISTRIBUTORS — 1.2%
Southwest Airlines Co.	1,085,840	6,873,367	Genuine Parts Co.	490,770	14,654,392
AUTOMOBILES — 1.5%			DIVERSIFIED FINANCIAL SERVICES — 4.1%
Honda Motor Co. Ltd.	190,300	4,553,241	JPMorgan Chase & Co.	1,328,940	35,323,225
Toyota Motor Corp.	424,700	13,621,313	McGraw-Hill Cos., Inc. (The)	579,140	13,244,932
		18,174,554			48,568,157
BEVERAGES — 0.9%			DIVERSIFIED TELECOMMUNICATION
PepsiCo, Inc.	211,500	10,888,020	SERVICES — 6.2%
BIOTECHNOLOGY — 1.2%			AT&T, Inc.	2,153,180	54,260,136
Amgen, Inc.(1)	294,810	14,598,991	BCE, Inc.	269,770	5,374,859
			Verizon
CAPITAL MARKETS — 2.4%			Communications, Inc.	475,850	14,370,670
AllianceBernstein Holding LP	657,930	9,684,730			74,005,665
Ameriprise Financial, Inc.	320,560	6,568,274	ELECTRIC UTILITIES — 2.6%
Goldman Sachs			IDACORP, Inc.	511,400	11,946,304
Group, Inc. (The)	49,310	5,227,846	Westar Energy, Inc.	1,108,920	19,439,368
Legg Mason, Inc.	424,400	6,747,960			31,385,672
		28,228,810
CHEMICALS — 2.1%			ELECTRICAL EQUIPMENT — 1.8%
Air Products			Emerson Electric Co.	233,620	6,676,860
& Chemicals, Inc.	73,370	4,127,063	Hubbell, Inc., Class B	552,210	14,887,581
Dow Chemical Co. (The)	204,100	1,720,563			21,564,441
E.I. du Pont			ELECTRONIC EQUIPMENT & INSTRUMENTS — 2.4%
de Nemours & Co.	372,690	8,322,168	Molex, Inc.	1,299,800	17,859,252
Ecolab, Inc.	76,330	2,650,941	Tyco Electronics Ltd.	932,720	10,297,229
International Flavors &					28,156,481
Fragrances, Inc.	221,890	6,758,769	ENERGY EQUIPMENT & SERVICES — 1.3%
Minerals Technologies, Inc.	29,460	944,193	Cameron
		24,523,697	International Corp.(1)	345,810	7,583,613
COMMERCIAL BANKS — 1.6%			Schlumberger Ltd.	191,790	7,790,510
Associated Banc-Corp.	609,720	9,414,077			15,374,123
BB&T Corp.	242,680	4,106,145	FOOD & STAPLES RETAILING — 0.6%
U.S. Bancorp.	402,080	5,874,389	Costco Wholesale Corp.	63,610	2,946,415
		19,394,611	Wal-Mart Stores, Inc.	81,110	4,225,831
COMMERCIAL SERVICES & SUPPLIES — 2.0%					7,172,246
Avery Dennison Corp.	264,240	5,903,122	FOOD PRODUCTS — 6.4%
Pitney Bowes, Inc.	295,060	6,889,651	Campbell Soup Co.	169,800	4,645,728
Republic Services, Inc.	270,930	4,646,449	ConAgra Foods, Inc.	1,100,730	18,569,315
Waste Management, Inc.	245,210	6,277,376	General Mills, Inc.	61,690	3,077,097
		23,716,598	H.J. Heinz Co.	252,510	8,347,981

Value

	Shares	Value		Shares	Value
Kellogg Co.	104,490	$ 3,827,469	MEDIA — 0.5%
Kraft Foods, Inc., Class A	1,189,320	26,509,943	Walt Disney Co. (The)	320,210	$ 5,815,014
Unilever NV CVA	553,510	10,942,520	METALS & MINING — 0.4%
		75,920,053	Newmont Mining Corp.	100,280	4,488,533
GAS UTILITIES — 3.0%			MULTILINE RETAIL — 0.8%
EQT Corp.	640,580	20,069,372	Target Corp.	275,040	9,458,626
Southwest Gas Corp.	254,160	5,355,151	MULTI-UTILITIES — 2.2%
WGL Holdings, Inc.	314,760	10,324,128	Ameren Corp.	99,210	2,300,680
		35,748,651	Wisconsin Energy Corp.	375,690	15,467,157
HEALTH CARE EQUIPMENT & SUPPLIES — 3.3%			Xcel Energy, Inc.	462,940	8,624,572
Beckman Coulter, Inc.	454,930	23,205,979			26,392,409
Boston Scientific Corp.(1)	642,200	5,105,490	OIL, GAS & CONSUMABLE FUELS — 13.1%
Zimmer Holdings, Inc.(1)	311,090	11,354,785	Apache Corp.	271,490	17,399,794
		39,666,254	BP plc ADR	342,480	13,733,448
HEALTH CARE PROVIDERS & SERVICES — 0.4%			Chevron Corp.	237,430	15,964,793
LifePoint Hospitals, Inc.(1)	247,350	5,159,721	ConocoPhillips	82,290	3,222,476
HOTELS, RESTAURANTS & LEISURE — 1.9%			Devon Energy Corp.	156,750	7,005,157
International Speedway			EOG Resources, Inc.	84,170	4,609,149
Corp., Class A	529,180	11,673,711	Exxon Mobil Corp.	1,001,590	68,208,279
Speedway Motorsports, Inc.	902,120	10,663,058	Total SA	513,920	25,488,306
		22,336,769			155,631,402
HOUSEHOLD DURABLES — 0.6%			PAPER & FOREST PRODUCTS — 0.5%
Whirlpool Corp.	220,940	6,537,615	Weyerhaeuser Co.	227,420	6,269,969
HOUSEHOLD PRODUCTS — 3.4%			PHARMACEUTICALS — 9.4%
Kimberly-Clark Corp.	735,060	33,893,617	Bristol-Myers Squibb Co.	427,160	9,363,347
Procter & Gamble Co. (The)	140,670	6,624,150	Eli Lilly & Co.	342,990	11,459,296
		40,517,767	Johnson & Johnson	538,260	28,312,476
INDUSTRIAL CONGLOMERATES — 3.4%			Merck & Co., Inc.	499,900	13,372,325
3M Co.	183,070	9,102,240	Pfizer, Inc.	2,236,920	30,466,851
General Electric Co.	3,127,270	31,616,700	Wyeth	448,860	19,318,934
		40,718,940			112,293,229
INSURANCE — 6.8%			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Allstate Corp. (The)	331,340	6,345,161	Boston Properties, Inc.	35,380	1,239,361
Berkshire Hathaway, Inc.,			Host Hotels & Resorts, Inc.	224,230	878,982
Class A(1)	270	23,409,000	Public Storage	31,280	1,728,220
Chubb Corp. (The)	224,900	9,517,768			3,846,563
Marsh & McLennan Cos.,			SEMICONDUCTORS & SEMICONDUCTOR
Inc.	1,569,130	31,774,882	EQUIPMENT — 2.7%
Travelers Cos., Inc. (The)	249,940	10,157,562	Analog Devices, Inc.	124,340	2,396,032
		81,204,373	Applied Materials, Inc.	682,070	7,332,253
IT SERVICES — 0.4%			Intel Corp.	760,680	11,448,234
Accenture Ltd., Class A	107,150	2,945,553	KLA-Tencor Corp.	247,340	4,946,800
International Business			Texas Instruments, Inc.	359,630	5,937,491
Machines Corp.	18,100	1,753,709			32,060,810
		4,699,262	SPECIALTY RETAIL — 1.5%
LEISURE EQUIPMENT & PRODUCTS — 0.2%			Lowe’s Cos., Inc.	981,130	17,905,623
Mattel, Inc.	205,350	2,367,685	TOTAL COMMON STOCKS
			(Cost $1,534,811,838)		1,176,002,335

Value

	Shares	Value		Value
Temporary Cash Investments — 1.2%			TOTAL TEMPORARY
JPMorgan U.S. Treasury			CASH INVESTMENTS
Plus Money Market Fund			(Cost $14,510,643)	$ 14,510,643
Agency Shares	10,643	$ 10,643	TOTAL INVESTMENT
Repurchase Agreement, Credit Suisse			SECURITIES — 99.8%
First Boston, Inc., (collateralized by			(Cost $1,549,322,481)	1,190,512,978
various U.S. Treasury obligations,			OTHER ASSETS
7.50%, 11/15/24, valued at			AND LIABILITIES — 0.2%	2,316,525
$14,779,424), in a joint trading			TOTAL NET ASSETS — 100.0%	$1,192,829,503
account at 0.10%, dated
3/31/09, due 4/1/09
(Delivery value $14,500,040)		14,500,000

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
5,373,818	CAD for USD	4/30/09	$ 4,262,229	$ 72,195
23,912,079	EUR for USD	4/30/09	31,767,356	(4,402)
7,577,197	GBP for USD	4/30/09	10,872,849	(46,268)
1,185,433,275	JPY for USD	4/30/09	11,980,656	98,469
			$58,883,090	$119,994

(Value on Settlement Date $59,003,084)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Large Company Value

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 92.0%			DIVERSIFIED TELECOMMUNICATION
AEROSPACE & DEFENSE — 1.2%			SERVICES — 6.5%
Northrop Grumman Corp.	293,400	$ 2,803,976	AT&T, Inc.	1,594,400	$ 40,178,880
BEVERAGES — 2.7%			Embarq Corp.	110,600	4,186,210
Coca-Cola Co. (The)	411,100	18,067,845	Verizon Communications, Inc.	763,700	23,063,740
Pepsi Bottling Group, Inc.	445,900	9,872,226			67,428,830
		27,940,071	ELECTRIC UTILITIES — 2.7%
BIOTECHNOLOGY — 1.4%			Exelon Corp.	339,300	15,400,827
Amgen, Inc.(1)	287,800	14,251,856	PPL Corp.	444,600	12,764,466
					28,165,293
CAPITAL MARKETS — 3.7%			ENERGY EQUIPMENT & SERVICES — 0.6%
Ameriprise Financial, Inc.	182,800	3,745,572	National Oilwell Varco, Inc.(1)	213,400	6,126,714
Bank of New York			FOOD & STAPLES RETAILING — 3.2%
Mellon Corp. (The)	455,400	12,865,050	Kroger Co. (The)	408,400	8,666,248
Goldman Sachs			Walgreen Co.	384,800	9,989,408
Group, Inc. (The)	117,200	12,425,544	Wal-Mart Stores, Inc.	286,800	14,942,280
Legg Mason, Inc.	126,300	2,008,170			33,597,936
Morgan Stanley	337,900	7,693,983	FOOD PRODUCTS — 0.9%
		38,738,319	Unilever NV New York Shares	456,100	8,939,560
CHEMICALS — 1.9%
E.I. du Pont de Nemours & Co.	470,900	10,515,197	HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%
PPG Industries, Inc.	250,700	9,250,830	Medtronic, Inc.	282,800	8,334,116
		19,766,027	HEALTH CARE PROVIDERS & SERVICES — 0.5%
COMMERCIAL BANKS — 2.8%			Quest Diagnostics, Inc.	110,800	5,260,784
PNC Financial			HOTELS, RESTAURANTS & LEISURE — 0.6%
Services Group, Inc.	135,600	3,971,724	Darden Restaurants, Inc.	87,000	2,980,620
U.S. Bancorp.	501,800	7,331,298	Starbucks Corp.(1)	289,800	3,219,678
Wells Fargo & Co.	1,230,500	17,522,320			6,200,298
		28,825,342	HOUSEHOLD DURABLES — 0.5%
COMMERCIAL SERVICES & SUPPLIES — 1.7%			Newell Rubbermaid, Inc.	771,300	4,920,894
Avery Dennison Corp.	149,100	3,330,894	INDEPENDENT POWER PRODUCERS
Pitney Bowes, Inc.	207,800	4,852,130	& ENERGY TRADERS — 0.5%
R.R. Donnelley & Sons Co.	456,600	3,346,878	NRG Energy, Inc.(1)	291,600	5,132,160
Waste Management, Inc.	234,900	6,013,440	INDUSTRIAL CONGLOMERATES — 3.5%
		17,543,342	General Electric Co.(2)	3,155,300	31,900,083
COMMUNICATIONS EQUIPMENT — 0.7%			Tyco International Ltd.	231,100	4,520,316
Cisco Systems, Inc.(1)	449,600	7,539,792			36,420,399
COMPUTERS & PERIPHERALS — 1.0%			INSURANCE — 3.1%
Hewlett-Packard Co.	316,300	10,140,578	Allstate Corp. (The)	536,000	10,264,400
DIVERSIFIED CONSUMER SERVICES — 0.7%			Loews Corp.	192,789	4,260,637
H&R Block, Inc.	406,600	7,396,054	Torchmark Corp.	197,800	5,188,294
DIVERSIFIED FINANCIAL SERVICES — 5.0%			Travelers Cos., Inc. (The)	300,400	12,208,256
Bank of America Corp.	2,452,200	16,724,004			31,921,587
JPMorgan Chase & Co.	1,320,300	35,093,574	IT SERVICES — 1.6%
		51,817,578	Fiserv, Inc.(1)	152,100	5,545,566
			International Business
			Machines Corp.	118,500	11,481,465
					17,027,031

Large Company Value

	Shares	Value		Shares	Value
MACHINERY — 2.5%			SEMICONDUCTORS & SEMICONDUCTOR
Caterpillar, Inc.	247,600	$ 6,922,896	EQUIPMENT — 0.9%
Dover Corp.	287,500	7,584,250	Applied Materials, Inc.	389,300	$ 4,184,975
Ingersoll-Rand Co. Ltd.,			Intel Corp.	344,500	5,184,725
Class A	417,400	5,760,120			9,369,700
Parker-Hannifin Corp.	177,900	6,045,042	SOFTWARE — 1.7%
		26,312,308	Microsoft Corp.	560,500	10,296,385
MEDIA — 3.4%			Oracle Corp.(1)	413,100	7,464,717
CBS Corp., Class B	1,045,700	4,015,488			17,761,102
Comcast Corp., Class A	496,100	6,766,804	SPECIALTY RETAIL — 3.0%
Time Warner Cable, Inc.	152,120	3,772,587	Best Buy Co., Inc.	204,300	7,755,228
Time Warner, Inc.	606,033	11,696,432	Gap, Inc. (The)	418,100	5,431,119
Viacom, Inc., Class B(1)	535,500	9,306,990	Home Depot, Inc. (The)	452,200	10,653,832
		35,558,301	Staples, Inc.	427,400	7,740,214
METALS & MINING — 0.5%					31,580,393
Nucor Corp.	133,700	5,103,329	TEXTILES, APPAREL & LUXURY GOODS — 0.8%
MULTILINE RETAIL — 0.8%			VF Corp.	137,400	7,846,914
Kohl’s Corp.(1)	188,000	7,956,160	TOBACCO — 1.4%
OFFICE ELECTRONICS — 0.2%			Altria Group, Inc.	441,900	7,079,238
Xerox Corp.	543,400	2,472,470	Lorillard, Inc.	119,900	7,402,626
OIL, GAS & CONSUMABLE FUELS — 16.3%					14,481,864
Apache Corp.	120,400	7,716,436	TOTAL COMMON STOCKS
Chevron Corp.	706,000	47,471,440	(Cost $1,319,322,321)		956,605,388
ConocoPhillips	751,700	29,436,572	Convertible Preferred Stocks — 0.1%
Devon Energy Corp.	102,700	4,589,663	CAPITAL MARKETS — 0.1%
Exxon Mobil Corp.	759,500	51,721,950	Legg Mason, Inc.,
Occidental Petroleum Corp.	50,700	2,821,455	7.00%, 6/30/11
Royal Dutch Shell plc ADR	583,400	25,844,620	(Cost $1,368,032)	72,500	1,319,500
		169,602,136	Temporary Cash Investments —
PAPER & FOREST PRODUCTS — 0.8%			Segregated For Futures Contracts — 4.3%
International Paper Co.	229,600	1,616,384	JPMorgan U.S. Treasury
Weyerhaeuser Co.	227,000	6,258,390	Plus Money Market Fund
		7,874,774	Agency Shares	36,211	36,211
			Repurchase Agreement, Deutsche Bank
PHARMACEUTICALS — 11.4%			Securities, Inc., (collateralized by various
Abbott Laboratories	200,000	9,540,000	U.S. Treasury obligations, 2.75%, 10/31/13,
Eli Lilly & Co.	374,200	12,502,022	valued at $44,860,679), in a joint trading
Johnson & Johnson	555,300	29,208,780	account at 0.10%, dated 3/31/09, due
Merck & Co., Inc.	632,400	16,916,700	4/1/09 (Delivery value $44,000,122)		44,000,000
Pfizer, Inc.	2,271,300	30,935,106	TOTAL TEMPORARY CASH
Wyeth	456,200	19,634,848	INVESTMENTS — SEGREGATED
		118,737,456	FOR FUTURES CONTRACTS
			(Cost $44,036,211)		44,036,211
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%			TOTAL INVESTMENT
Host Hotels & Resorts, Inc.	586,200	2,297,904	SECURITIES — 96.4%
Simon Property Group, Inc.	98,500	3,412,040	(Cost $1,364,726,564)		1,001,961,099
		5,709,944	OTHER ASSETS
			AND LIABILITIES — 3.6%		37,842,524
			TOTAL NET ASSETS — 100.0%		$1,039,803,623

Large Company Value

Futures Contracts
		Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
1,564 S&P 500 E-Mini Futures	June 2009	$62,153,360	$4,391,555

Notes to Schedule of Investments
ADR = American Depositary Receipt

(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $62,154,000.
Industry classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2009
			Large
	Equity Income	Value	Company Value
Assets
Investment securities — unaffiliated, at value
(cost of $4,268,537,903, $1,549,322,481 and
$1,364,726,564, respectively)	$4,153,575,187	$1,190,512,978	$1,001,961,099
Investment securities — affiliated, at value (cost of
$182,757,943, $- and $-, respectively)	172,583,201	—	—
Total investment securities, at value (cost of $4,451,295,846,
$1,549,322,481 and $1,364,726,564, respectively)	4,326,158,388	1,190,512,978	1,001,961,099
Cash	—	—	119,708
Receivable for investments sold	137,085,629	9,986,751	38,438,710
Receivable for capital shares sold	17,492,698	724,156	3,320,398
Receivable for variation margin on futures contracts	—	—	701,386
Receivable for forward foreign currency exchange contracts	559,481	170,664	—
Dividends and interest receivable	20,873,453	3,947,130	2,342,688
	4,502,169,649	1,205,341,679	1,046,883,989

Liabilities
Disbursements in excess of demand deposit cash	25,323	—	—
Payable for investments purchased	145,321,849	10,718,104	5,469,879
Payable for forward foreign currency exchange contracts	15,231	50,670	—
Payable for capital shares redeemed	8,209,262	780,826	892,358
Accrued management fees	3,329,523	938,508	663,202
Distribution fees payable	59,091	4,884	13,730
Service fees (and distribution fees — A Class and R Class) payable	190,406	19,184	41,197
	157,150,685	12,512,176	7,080,366

Net Assets	$4,345,018,964	$1,192,829,503	$1,039,803,623

See Notes to Financial Statements.

MARCH 31, 2009
			Large
	Equity Income	Value	Company Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 5,909,920,101	$2,130,306,958	$1,834,996,713
Undistributed net investment income	2,025,950	1,593,245	—
Accumulated net realized loss on investment
and foreign currency transactions	(1,442,333,455)	(580,381,382)	(436,819,180)
Net unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies	(124,593,632)	(358,689,318)	(358,373,910)
	$ 4,345,018,964	$1,192,829,503	$1,039,803,623

Investor Class, $0.01 Par Value
Net assets	$2,913,351,394	$975,772,339	$569,483,376
Shares outstanding	537,841,317	256,541,500	156,460,054
Net asset value per share	$5.42	$3.80	$3.64

Institutional Class, $0.01 Par Value
Net assets	$502,434,891	$123,483,729	$275,244,859
Shares outstanding	92,716,846	32,418,662	75,608,897
Net asset value per share	$5.42	$3.81	$3.64

A Class, $0.01 Par Value
Net assets	$794,322,557	$83,253,974	$162,956,878
Shares outstanding	146,639,364	21,897,846	44,779,810
Net asset value per share	$5.42	$3.80	$3.64
Maximum offering price (net asset value divided by 0.9425)	$5.75	$4.03	$3.86

B Class, $0.01 Par Value
Net assets	$2,392,364	$2,650,711	$5,285,233
Shares outstanding	441,295	697,141	1,447,907
Net asset value per share	$5.42	$3.80	$3.65

C Class, $0.01 Par Value
Net assets	$96,930,096	$5,413,533	$17,246,173
Shares outstanding	17,890,525	1,434,695	4,738,944
Net asset value per share	$5.42	$3.77	$3.64

R Class, $0.01 Par Value
Net assets	$35,587,662	$2,255,217	$9,587,104
Shares outstanding	6,583,280	592,991	2,632,993
Net asset value per share	$5.41	$3.80	$3.64

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2009
			Large
	Equity Income	Value	Company Value
Investment Income (Loss)
Income:
Dividends (including $9,267,354 from affiliates
in Equity Income and net of foreign taxes withheld
of $1,357,159, $379,701 and $346,109, respectively)	$ 176,465,202	$ 60,639,127	$ 56,886,374
Interest	26,515,150	226,371	945,426
Securities lending, net	794,544	348,199	424,313
	203,774,896	61,213,697	58,256,113

Expenses:
Management fees	44,742,105	16,483,258	13,285,756
Distribution fees:
B Class	6,041	30,526	68,339
C Class	765,367	61,417	253,297
Service fees:
B Class	2,014	10,175	22,780
C Class	255,122	20,472	84,432
Distribution and service fees:
A Class	2,033,940	342,394	671,469
R Class	191,680	9,226	67,317
Directors’ fees and expenses	186,909	61,296	69,252
Other expenses	38,254	21,283	4,189
	48,221,432	17,040,047	14,526,831

Net investment income (loss)	155,553,464	44,173,650	43,729,282

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $2,564,732
from affiliates in Equity Income)	(1,091,858,720)	(332,568,038)	(406,619,193)
Foreign currency transactions	54,493,319	25,034,183	—
Futures transactions	(1,107,528)	—	(27,506,884)
	(1,038,472,929)	(307,533,855)	(434,126,077)

Change in net unrealized appreciation (depreciation) on:
Investment transactions	(301,747,026)	(349,502,849)	(472,320,646)
Translation of assets and liabilities in foreign currencies	(2,554,528)	(967,199)	—
Futures	—	—	4,790,004
	(304,301,554)	(350,470,048)	(467,530,642)

Net realized and unrealized gain (loss)	(1,342,774,483)	(658,003,903)	(901,656,719)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(1,187,221,019)	$(613,830,253)	$(857,927,437)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
	Equity Income		Value
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 155,553,464	$ 171,871,145	$ 44,173,650	$ 46,600,016
Net realized gain (loss)	(1,038,472,929)	(47,601,269)	(307,533,855)	(65,678,124)
Change in net unrealized
appreciation (depreciation)	(304,301,554)	(413,121,826)	(350,470,048)	(284,334,141)
Net increase (decrease) in net assets
resulting from operations	(1,187,221,019)	(288,851,950)	(613,830,253)	(303,412,249)

Distributions to Shareholders
From net investment income:
Investor Class	(116,479,871)	(126,757,125)	(35,722,719)	(37,683,425)
Institutional Class	(18,736,225)	(18,178,082)	(5,401,338)	(6,387,555)
A Class	(27,423,419)	(30,371,773)	(3,179,752)	(3,763,083)
A Class (old) (Note 12)	—	—	—	(132,911)
B Class	(28,307)	(1,723)	(67,375)	(52,218)
C Class	(2,668,345)	(2,423,835)	(136,824)	(120,758)
R Class	(1,185,911)	(1,137,635)	(44,354)	(17,413)
From net realized gains:
Investor Class	—	(373,678,155)	—	(254,095,425)
Institutional Class	—	(49,979,556)	—	(42,172,944)
A Class	—	(95,264,362)	—	(30,107,815)
B Class	—	(9,280)	—	(850,431)
C Class	—	(11,272,883)	—	(2,109,263)
R Class	—	(4,226,795)	—	(156,140)
Decrease in net assets from distributions	(166,522,078)	(713,301,204)	(44,552,362)	(377,649,381)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	389,430,888	(483,149,448)	(374,420,582)	(227,749,543)

Net increase (decrease) in net assets	(964,312,209)	(1,485,302,602)	(1,032,803,197)	(908,811,173)

Net Assets
Beginning of period	5,309,331,173	6,794,633,775	2,225,632,700	3,134,443,873
End of period	$ 4,345,018,964	$ 5,309,331,173	$ 1,192,829,503	$2,225,632,700

Undistributed net investment income	$2,025,950	$14,458,511	$1,593,245	$1,230,216

See Notes to Financial Statements.

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
	Large Company Value
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income (loss)	$ 43,729,282	$ 50,489,004
Net realized gain (loss)	(434,126,077)	87,022,508
Change in net unrealized appreciation (depreciation)	(467,530,642)	(395,075,046)
Net increase (decrease) in net assets resulting from operations	(857,927,437)	(257,563,534)

Distributions to Shareholders
From net investment income:
Investor Class	(24,087,668)	(29,578,990)
Institutional Class	(12,985,767)	(12,612,481)
A Class	(6,318,876)	(6,000,251)
A Class (old) (Note 12)	—	(1,792,049)
B Class	(146,748)	(155,982)
C Class	(528,933)	(639,654)
R Class	(299,117)	(278,651)
From net realized gains:
Investor Class	(12,476,507)	(42,817,971)
Institutional Class	(6,638,027)	(16,693,652)
A Class	(3,841,488)	(12,534,118)
B Class	(121,562)	(447,000)
C Class	(435,919)	(1,803,288)
R Class	(202,323)	(545,099)
Decrease in net assets from distributions	(68,082,935)	(125,899,186)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(280,606,732)	(84,653,829)

Net increase (decrease) in net assets	(1,206,617,104)	(468,116,549)

Net Assets
Beginning of period	2,246,420,727	2,714,537,276
End of period	$ 1,039,803,623	$2,246,420,727

Undistributed net investment income	—	$94,000

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Income Fund (Equity Income), Value Fund (Value) and Large Company Value Fund (Large Company Value) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Income’s investment objective is to seek current income; capital appreciation is a secondary objective. Equity Income pursues its investment objective by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. Value and Large Company Value’s investment objective is to seek long-term capital growth; income is a secondary objective. Value and Large Company Value pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. Value invests in companies with small, medium, and large market capitalization and Large Company Value invests in companies with larger market capitalization. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.  All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Equity Income’s B Class commenced on September 28, 2007.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Futures Contracts — The funds may enter into futures contracts in order to manage the funds’ exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

Equity-Linked Debt and Linked-Equity Securities — The funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Forward Foreign Currency Exchange Contracts — The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds’ exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Equity Income ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Value ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Large Company Value ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended March 31, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Equity Income	0.98%	0.78%
Value	1.00%	0.80%
Large Company Value	0.83%	0.63%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2009, were as follows:

	Equity Income	Value	Large Company Value
Purchases	$13,799,177,514	$1,528,267,853	$355,754,895
Proceeds from sales	$13,436,913,031	$1,870,301,969	$696,980,493

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended March 31, 2009		Year ended March 31, 2008(1)
	Shares	Amount	Shares	Amount

Equity Income
Investor Class/Shares Authorized	1,500,000,000		1,500,000,000
Sold	144,479,407	$ 866,731,526	86,497,946	$ 732,783,293
Issued in reinvestment of distributions	17,100,135	107,601,292	57,630,203	461,310,501
Redeemed	(133,115,506)	(842,860,297)	(188,655,276)	(1,565,013,939)
	28,464,036	131,472,521	(44,527,127)	(370,920,145)
Institutional Class/Shares Authorized 240,000,000			240,000,000
Sold	40,221,176	248,521,793	25,454,164	220,747,714
Issued in reinvestment of distributions	2,911,495	18,133,861	8,329,370	66,669,823
Redeemed	(18,314,225)	(117,878,477)	(29,593,511)	(246,373,931)
	24,818,446	148,777,177	4,190,023	41,043,606
A Class/Shares Authorized	475,000,000		475,000,000
Sold	62,666,044	374,765,261	34,637,326	295,784,082
Issued in reinvestment of distributions	4,243,751	26,565,849	15,215,308	121,615,154
Redeemed	(48,118,311)	(307,954,781)	(70,097,342)	(588,618,649)
	18,791,484	93,376,329	(20,244,708)	(171,219,413)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	445,508	2,606,785	31,226	249,461
Issued in reinvestment of distributions	3,746	21,871	993	7,818
Redeemed	(40,178)	(245,850)	—	—
	409,076	2,382,806	32,219	257,279
C Class/Shares Authorized	50,000,000		50,000,000
Sold	5,847,450	34,543,379	3,062,619	26,442,946
Issued in reinvestment of distributions	382,672	2,394,695	1,577,148	12,559,343
Redeemed	(4,359,143)	(27,550,459)	(3,333,340)	(27,468,435)
	1,870,979	9,387,615	1,306,427	11,533,854
R Class/Shares Authorized	20,000,000		20,000,000
Sold	2,434,300	14,833,099	1,863,334	15,974,449
Issued in reinvestment of distributions	184,849	1,157,676	660,261	5,258,200
Redeemed	(1,898,160)	(11,956,335)	(1,846,826)	(15,077,278)
	720,989	4,034,440	676,769	6,155,371
Net increase (decrease)	75,075,010	$ 389,430,888	(58,566,397)	$ (483,149,448)
(1) September 28, 2007 (commencement of sale) through March 31, 2008 for the B Class.

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Value
Investor Class/Shares Authorized	1,250,000,000		1,250,000,000
Sold	30,987,365	$ 146,011,346	26,795,945	$ 192,485,324
Issued in reinvestment of distributions	7,104,843	33,183,474	43,153,018	275,895,444
Redeemed	(76,759,099)	(385,699,104)	(102,497,869)	(735,388,471)
	(38,666,891)	(206,504,284)	(32,548,906)	(267,007,703)
Institutional Class/Shares Authorized	125,000,000		125,000,000
Sold	9,345,154	45,000,807	21,049,735	154,695,580
Issued in reinvestment of distributions	1,138,948	5,401,338	7,589,258	48,506,946
Redeemed	(31,202,939)	(159,526,056)	(13,489,917)	(93,706,190)
	(20,718,837)	(109,123,911)	15,149,076	109,496,336
A Class/Shares Authorized	150,000,000		150,000,000
Sold	6,714,489	33,425,372	5,656,979	40,732,287
Issued in connection with reclassification
(Note 12)	—	—	8,894,774	68,678,162
Issued in reinvestment of distributions	661,446	3,123,129	5,215,034	33,245,516
Redeemed	(18,645,461)	(92,499,588)	(19,350,464)	(136,544,275)
	(11,269,526)	(55,951,087)	416,323	6,111,690
A Class (old)/Shares Authorized	N/A		N/A
Sold			662,726	5,260,916
Issued in reinvestment of distributions			15,737	125,739
Redeemed in connection with
reclassification (Note 12)			(8,894,774)	(68,678,162)
Redeemed			(1,001,889)	(7,911,168)
			(9,218,200)	(71,202,675)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	27,172	123,211	81,475	595,253
Issued in reinvestment of distributions	12,613	58,313	120,823	765,058
Redeemed	(311,458)	(1,540,863)	(250,589)	(1,720,368)
	(271,673)	(1,359,339)	(48,291)	(360,057)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	283,303	1,313,799	326,344	2,353,715
Issued in reinvestment of distributions	23,299	106,981	262,066	1,650,552
Redeemed	(881,793)	(4,338,814)	(1,523,779)	(10,474,334)
	(575,191)	(2,918,034)	(935,369)	(6,470,067)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	432,648	2,018,584	284,329	1,995,315
Issued in reinvestment of distributions	9,964	44,354	27,378	173,553
Redeemed	(130,728)	(626,865)	(74,072)	(485,935)
	311,884	1,436,073	237,635	1,682,933
Net increase (decrease)	(71,190,234)	$(374,420,582)	(26,947,732)	$(227,749,543)

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Large Company Value
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	59,296,017	$ 310,739,279	76,540,681	$ 576,064,660
Issued in reinvestment of distributions	5,065,704	23,264,926	7,187,899	52,324,248
Redeemed	(101,187,145)	(517,924,401)	(88,750,820)	(657,473,389)
	(36,825,424)	(183,920,196)	(5,022,240)	(29,084,481)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	41,223,991	215,645,715	33,589,521	243,933,475
Issued in reinvestment of distributions	3,585,809	16,456,627	3,541,198	25,810,952
Redeemed	(52,640,123)	(242,779,188)	(31,400,005)	(228,197,043)
	(7,830,323)	(10,676,846)	5,730,714	41,547,384
A Class/Shares Authorized	300,000,000		300,000,000
Sold	11,140,257	57,167,088	12,320,960	90,750,995
Issued in connection with reclassification
(Note 12)	—	—	27,248,825	204,605,063
Issued in reinvestment of distributions	1,541,631	7,055,998	2,102,988	15,217,432
Redeemed	(25,533,095)	(130,775,138)	(21,497,528)	(157,103,590)
	(12,851,207)	(66,552,052)	20,175,245	153,469,900
A Class (old)/Shares Authorized	N/A		N/A
Sold			2,048,715	16,003,585
Issued in reinvestment of distributions			201,210	1,569,589
Redeemed in connection with
reclassification (Note 12)			(27,248,825)	(204,605,063)
Redeemed			(6,685,340)	(52,269,420)
			(31,684,240)	(239,301,309)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	42,187	194,556	74,011	572,482
Issued in reinvestment of distributions	49,239	219,947	69,313	504,234
Redeemed	(640,231)	(3,262,484)	(440,433)	(3,203,529)
	(548,805)	(2,847,981)	(297,109)	(2,126,813)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	599,720	2,971,675	1,786,478	13,418,691
Issued in reinvestment of distributions	74,819	335,855	125,755	912,831
Redeemed	(3,932,850)	(20,238,583)	(3,420,371)	(25,225,156)
	(3,258,311)	(16,931,053)	(1,508,138)	(10,893,634)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	862,495	4,327,553	862,344	6,446,439
Issued in reinvestment of distributions	108,516	485,125	109,464	795,585
Redeemed	(912,549)	(4,491,282)	(748,527)	(5,506,900)
	58,462	321,396	223,281	1,735,124
Net increase (decrease)	(61,255,608)	$(280,606,732)	(12,382,487)	$ (84,653,829)

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2009 follows:

						March 31, 2009
	Share
	Balance	Purchases	Sales	Realized	Dividend	Share	Market
Fund/Company	3/31/08	Cost	Cost	Gain (Loss)	Income	Balance	Value

Equity Income
AGL Resources, Inc.	—	$118,672,669	$ 627,763	$ (150,636)	$3,577,128	3,573,500	$ 94,804,955
Nicor, Inc.(1)	2,255,000	42,513,627	96,088,704	973,593	2,246,415	1,194,300	(1)
WGL Holdings, Inc.	2,471,500	24,624,332	28,168,829	1,741,775	3,443,811	2,371,288	77,778,246
		$185,810,628	$124,885,296	$2,564,732	$9,267,354		$172,583,201

(1) Company was not an affiliate at March 31, 2009.

6. Securities Lending

As of March 31, 2009 the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

7. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2009:

		Unrealized Gain (Loss) on
Fund/Valuation Inputs	Value of Investment Securities	Other Financial Instruments*

Equity Income
Level 1 — Quoted Prices	$3,002,255,748	—
Level 2 — Other Significant Observable Inputs	1,323,902,640	$544,250
Level 3 — Significant Unobservable Inputs	—	—
	$4,326,158,388	$544,250
Value
Level 1 — Quoted Prices	$1,116,032,739	—
Level 2 — Other Significant Observable Inputs	74,480,239	$119,994
Level 3 — Significant Unobservable Inputs	—	—
	$1,190,512,978	$119,994
Large Company Value
Level 1 — Quoted Prices	$ 956,641,599	$4,391,556
Level 2 — Other Significant Observable Inputs	45,319,500	—
Level 3 — Significant Unobservable Inputs	—	—
	$1,001,961,099	$4,391,556

* Includes forward foreign currency exchange contacts and futures contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic development, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws and restrictions.

9. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2009.

10. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2009, the funds did not utilize the program.

11. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	Equity Income		Value		Large Company Value
	2009	2008	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$166,129,626	$487,684,994	$44,552,362	$209,835,327	$45,450,573	$60,740,054
Long-term capital gains	$392,452	$225,616,210	—	$167,814,054	$22,632,362	$65,159,132

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Equity Income	Value	Large Company Value
Federal tax cost of investments	$4,750,033,394	$1,666,499,884	$1,377,889,413
Gross tax appreciation of investments	$ 69,705,877	$ 18,772,166	$ 77,835,899
Gross tax depreciation of investments	(493,580,883)	(494,759,072)	(453,764,213)
Net tax appreciation (depreciation) of investments	$(423,875,006)	$(475,986,906)	$(375,928,314)
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	$ (424)	$ 191	—
Net tax appreciation (depreciation)	$(423,875,430)	$(475,986,715)	$(375,928,314)
Undistributed ordinary income	$4,461,315	$1,593,245	—
Accumulated capital losses	$(417,259,103)	$(291,984,197)	$(173,892,841)
Capital loss deferrals	$(725,792,554)	$(171,099,788)	$(245,371,935)
Currency loss deferrals	$(2,435,365)	—	—

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received, and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2017.

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

12. Corporate Event

On July 27, 2007, the A Class (old) shareholders of Value approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective on September 4, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

On September 25, 2007, the A Class (old) shareholders of Large Company Value approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective on December 3, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

13. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

14. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended March 31, 2009.

Equity Income	Value	Large Company Value
$148,063,070	$43,100,659	$45,450,573

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2009.

Equity Income	Value	Large Company Value
$392,452	—	$22,632,362

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

Equity Income	Value	Large Company Value
—	$165,027	$1,083,464

Financial Highlights

Equity Income

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.30	$8.65	$8.11	$8.05	$7.84
Income From Investment Operations
Net Investment Income (Loss)(1)	0.22	0.23	0.21	0.20	0.21
Net Realized and Unrealized Gain (Loss)	(1.87)	(0.62)	1.05	0.36	0.61
Total From Investment Operations	(1.65)	(0.39)	1.26	0.56	0.82
Distributions
From Net Investment Income	(0.23)	(0.23)	(0.17)	(0.18)	(0.19)
From Net Realized Gains	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.23)	(0.96)	(0.72)	(0.50)	(0.61)
Net Asset Value, End of Period	$5.42	$7.30	$8.65	$8.11	$8.05

Total Return(2)	(22.98)%	(5.17)%	15.79%	7.21%	10.69%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.98%	0.97%	0.97%	0.98%	0.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.36%	2.68%	2.43%	2.53%	2.56%
Portfolio Turnover Rate	296%	165%	160%	150%	174%
Net Assets, End of Period (in thousands)	$2,913,351	$3,719,757	$4,790,510	$3,715,366	$3,290,442

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Equity Income

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.31	$8.65	$8.11	$8.06	$7.85
Income From Investment Operations
Net Investment Income (Loss)(1)	0.23	0.25	0.23	0.22	0.22
Net Realized and Unrealized Gain (Loss)	(1.88)	(0.61)	1.05	0.35	0.61
Total From Investment Operations	(1.65)	(0.36)	1.28	0.57	0.83
Distributions
From Net Investment Income	(0.24)	(0.25)	(0.19)	(0.20)	(0.20)
From Net Realized Gains	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.24)	(0.98)	(0.74)	(0.52)	(0.62)
Net Asset Value, End of Period	$5.42	$7.31	$8.65	$8.11	$8.06

Total Return(2)	(22.94)%	(4.85)%	16.01%	7.29%	10.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.78%	0.77%	0.77%	0.78%	0.79%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.56%	2.88%	2.63%	2.73%	2.76%
Portfolio Turnover Rate	296%	165%	160%	150%	174%
Net Assets, End of Period (in thousands)	$502,435	$496,033	$551,202	$382,909	$257,195

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Equity Income

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.30	$8.65	$8.11	$8.05	$7.84
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.20	0.19	0.18	0.19
Net Realized and Unrealized Gain (Loss)	(1.86)	(0.61)	1.05	0.36	0.61
Total From Investment Operations	(1.66)	(0.41)	1.24	0.54	0.80
Distributions
From Net Investment Income	(0.22)	(0.21)	(0.15)	(0.16)	(0.17)
From Net Realized Gains	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.22)	(0.94)	(0.70)	(0.48)	(0.59)
Net Asset Value, End of Period	$5.42	$7.30	$8.65	$8.11	$8.05

Total Return(3)	(23.18)%	(5.40)%	15.51%	6.94%	10.41%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.23%	1.22%	1.22%	1.23%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.11%	2.43%	2.18%	2.28%	2.31%
Portfolio Turnover Rate	296%	165%	160%	150%	174%
Net Assets, End of Period (in thousands)	$794,323	$933,600	$1,280,888	$902,749	$765,331

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Equity Income

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.30	$8.99
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.08
Net Realized and Unrealized Gain (Loss)	(1.86)	(0.95)
Total From Investment Operations	(1.71)	(0.87)
Distributions
From Net Investment Income	(0.17)	(0.09)
From Net Realized Gains	—	(0.73)
Total Distributions	(0.17)	(0.82)
Net Asset Value, End of Period	$5.42	$7.30

Total Return(3)	(23.75)%	(10.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.98%	1.97%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.36%	2.11%(4)
Portfolio Turnover Rate	296%	165%(5)
Net Assets, End of Period (in thousands)	$2,392	$235

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.
See Notes to Financial Statements.

Equity Income

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.30	$8.65	$8.11	$8.06	$7.85
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.14	0.12	0.13	0.13
Net Realized and Unrealized Gain (Loss)	(1.86)	(0.61)	1.06	0.34	0.61
Total From Investment Operations	(1.71)	(0.47)	1.18	0.47	0.74
Distributions
From Net Investment Income	(0.17)	(0.15)	(0.09)	(0.10)	(0.11)
From Net Realized Gains	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.17)	(0.88)	(0.64)	(0.42)	(0.53)
Net Asset Value, End of Period	$5.42	$7.30	$8.65	$8.11	$8.06

Total Return(2)	(23.75)%	(6.10)%	14.65%	6.02%	9.60%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.98%	1.97%	1.97%	1.98%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.36%	1.68%	1.43%	1.53%	1.56%
Portfolio Turnover Rate	296%	165%	160%	150%	174%
Net Assets, End of Period (in thousands)	$96,930	$116,985	$127,266	$98,481	$63,512

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Equity Income

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.29	$8.63	$8.09	$8.04	$7.84
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.18	0.17	0.17	0.17
Net Realized and Unrealized Gain (Loss)	(1.86)	(0.60)	1.05	0.34	0.60
Total From Investment Operations	(1.68)	(0.42)	1.22	0.51	0.77
Distributions
From Net Investment Income	(0.20)	(0.19)	(0.13)	(0.14)	(0.15)
From Net Realized Gains	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.20)	(0.92)	(0.68)	(0.46)	(0.57)
Net Asset Value, End of Period	$5.41	$7.29	$8.63	$8.09	$8.04

Total Return(2)	(23.40)%	(5.53)%	15.25%	6.56%	10.03%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.48%	1.47%	1.47%	1.48%	1.44%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.86%	2.18%	1.93%	2.03%	2.11%(3)
Portfolio Turnover Rate	296%	165%	160%	150%	174%
Net Assets, End of Period (in thousands)	$35,588	$42,720	$44,767	$24,283	$6,046

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	During a portion of the year ended March 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and 2.06%, respectively.
See Notes to Financial Statements.

Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.78	$7.61	$7.18	$7.31	$7.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.13	0.12	0.12	0.12	0.09
Net Realized and Unrealized Gain (Loss)	(1.98)	(0.92)	0.93	0.57	0.64
Total From Investment Operations	(1.85)	(0.80)	1.05	0.69	0.73
Distributions
From Net Investment Income	(0.13)	(0.12)	(0.11)	(0.10)	(0.09)
From Net Realized Gains	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.13)	(1.03)	(0.62)	(0.82)	(1.14)
Net Asset Value, End of Period	$3.80	$5.78	$7.61	$7.18	$7.31

Total Return(2)	(32.34)%	(11.56)%	14.90%	9.89%	9.95%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.63%	1.65%	1.58%	1.71%	1.16%
Portfolio Turnover Rate	91%	152%	140%	134%	130%
Net Assets, End of Period (in thousands)	$975,772	$1,707,366	$2,495,067	$2,296,153	$2,315,507

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.79	$7.62	$7.19	$7.32	$7.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.14	0.13	0.13	0.14	0.10
Net Realized and Unrealized Gain (Loss)	(1.98)	(0.91)	0.94	0.57	0.65
Total From Investment Operations	(1.84)	(0.78)	1.07	0.71	0.75
Distributions
From Net Investment Income	(0.14)	(0.14)	(0.13)	(0.12)	(0.10)
From Net Realized Gains	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.14)	(1.05)	(0.64)	(0.84)	(1.15)
Net Asset Value, End of Period	$3.81	$5.79	$7.62	$7.19	$7.32

Total Return(2)	(32.14)%	(11.36)%	15.11%	10.10%	10.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.80%	0.79%	0.79%	0.79%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.83%	1.85%	1.78%	1.91%	1.36%
Portfolio Turnover Rate	91%	152%	140%	134%	130%
Net Assets, End of Period (in thousands)	$123,484	$307,769	$289,536	$254,778	$251,812

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.78	$7.61	$7.18	$7.31	$7.72
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.10	0.10	0.10	0.07
Net Realized and Unrealized Gain (Loss)	(1.98)	(0.92)	0.93	0.57	0.64
Total From Investment Operations	(1.86)	(0.82)	1.03	0.67	0.71
Distributions
From Net Investment Income	(0.12)	(0.10)	(0.09)	(0.08)	(0.07)
From Net Realized Gains	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.12)	(1.01)	(0.60)	(0.80)	(1.12)
Net Asset Value, End of Period	$3.80	$5.78	$7.61	$7.18	$7.31

Total Return(3)	(32.51)%	(11.76)%	14.62%	9.61%	9.67%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.38%	1.40%	1.33%	1.46%	0.91%
Portfolio Turnover Rate	91%	152%	140%	134%	130%
Net Assets, End of Period (in thousands)	$83,254	$191,739	$249,265	$214,835	$236,960

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Value

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.78	$7.61	$7.18	$7.31	$7.73
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.05	0.04	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(1.97)	(0.92)	0.94	0.57	0.65
Total From Investment Operations	(1.89)	(0.87)	0.98	0.62	0.66
Distributions
From Net Investment Income	(0.09)	(0.05)	(0.04)	(0.03)	(0.03)
From Net Realized Gains	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.09)	(0.96)	(0.55)	(0.75)	(1.08)
Net Asset Value, End of Period	$3.80	$5.78	$7.61	$7.18	$7.31

Total Return(2)	(33.01)%	(12.41)%	13.78%	8.81%	8.93%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.63%	0.65%	0.58%	0.71%	0.16%
Portfolio Turnover Rate	91%	152%	140%	134%	130%
Net Assets, End of Period (in thousands)	$2,651	$5,601	$7,740	$7,129	$5,059

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.74	$7.56	$7.14	$7.27	$7.70
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.05	0.04	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(1.96)	(0.91)	0.93	0.57	0.64
Total From Investment Operations	(1.88)	(0.86)	0.97	0.62	0.65
Distributions
From Net Investment Income	(0.09)	(0.05)	(0.04)	(0.03)	(0.03)
From Net Realized Gains	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.09)	(0.96)	(0.55)	(0.75)	(1.08)
Net Asset Value, End of Period	$3.77	$5.74	$7.56	$7.14	$7.27

Total Return(2)	(33.06)%	(12.36)%	13.71%	8.87%	8.84%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.63%	0.65%	0.58%	0.71%	0.16%
Portfolio Turnover Rate	91%	152%	140%	134%	130%
Net Assets, End of Period (in thousands)	$5,414	$11,532	$22,274	$19,259	$13,885

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.78	$7.61	$7.18	$7.60
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.09	0.08	0.06
Net Realized and Unrealized Gain (Loss)	(1.98)	(0.92)	0.94	0.29
Total From Investment Operations	(1.87)	(0.83)	1.02	0.35
Distributions
From Net Investment Income	(0.11)	(0.09)	(0.08)	(0.05)
From Net Realized Gains	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.11)	(1.00)	(0.59)	(0.77)
Net Asset Value, End of Period	$3.80	$5.78	$7.61	$7.18

Total Return(3)	(32.67)%	(11.98)%	14.34%	4.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.49%	1.49%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.13%	1.15%	1.08%	1.17%(4)
Portfolio Turnover Rate	91%	152%	140%	134%(5)
Net Assets, End of Period (in thousands)	$2,255	$1,625	$331	$43

(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.
See Notes to Financial Statements.

Large Company Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.48	$7.55	$6.72	$6.39	$5.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.14	0.14	0.13	0.12	0.12
Net Realized and Unrealized Gain (Loss)	(2.76)	(0.85)	0.89	0.47	0.51
Total From Investment Operations	(2.62)	(0.71)	1.02	0.59	0.63
Distributions
From Net Investment Income	(0.14)	(0.15)	(0.13)	(0.11)	(0.11)
From Net Realized Gains	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.22)	(0.36)	(0.19)	(0.26)	(0.13)
Net Asset Value, End of Period	$3.64	$6.48	$7.55	$6.72	$6.39

Total Return(2)	(41.07)%	(9.88)%	15.37%	9.44%	10.73%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.83%	0.83%	0.83%	0.84%	0.87%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.57%	1.93%	1.86%	1.75%	1.90%
Portfolio Turnover Rate	22%	18%	12%	16%	18%
Net Assets, End of Period (in thousands)	$569,483	$1,251,631	$1,498,119	$1,112,858	$659,277

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.48	$7.55	$6.72	$6.39	$5.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.16	0.15	0.13	0.13
Net Realized and Unrealized Gain (Loss)	(2.76)	(0.86)	0.88	0.47	0.51
Total From Investment Operations	(2.61)	(0.70)	1.03	0.60	0.64
Distributions
From Net Investment Income	(0.15)	(0.16)	(0.14)	(0.12)	(0.12)
From Net Realized Gains	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.23)	(0.37)	(0.20)	(0.27)	(0.14)
Net Asset Value, End of Period	$3.64	$6.48	$7.55	$6.72	$6.39

Total Return(2)	(40.95)%	(9.70)%	15.60%	9.65%	10.94%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.63%	0.63%	0.63%	0.64%	0.67%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.77%	2.13%	2.06%	1.95%	2.10%
Portfolio Turnover Rate	22%	18%	12%	16%	18%
Net Assets, End of Period (in thousands)	$275,245	$540,297	$587,012	$527,109	$438,518

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Large Company Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.47	$7.55	$6.72	$6.39	$5.89
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.12	0.12	0.10	0.10
Net Realized and Unrealized Gain (Loss)	(2.74)	(0.86)	0.88	0.47	0.51
Total From Investment Operations	(2.62)	(0.74)	1.00	0.57	0.61
Distributions
From Net Investment Income	(0.13)	(0.13)	(0.11)	(0.09)	(0.09)
From Net Realized Gains	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.21)	(0.34)	(0.17)	(0.24)	(0.11)
Net Asset Value, End of Period	$3.64	$6.47	$7.55	$6.72	$6.39

Total Return(3)	(41.12)%	(10.24)%	15.08%	9.17%	10.45%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.08%	1.08%	1.08%	1.09%	1.12%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.32%	1.68%	1.61%	1.50%	1.65%
Portfolio Turnover Rate	22%	18%	12%	16%	18%
Net Assets, End of Period (in thousands)	$162,957	$373,078	$282,930	$184,601	$104,612

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Large Company Value

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.49	$7.57	$6.74	$6.41	$5.91
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.07	0.06	0.05	0.05
Net Realized and Unrealized Gain (Loss)	(2.75)	(0.87)	0.89	0.47	0.52
Total From Investment Operations	(2.67)	(0.80)	0.95	0.52	0.57
Distributions
From Net Investment Income	(0.09)	(0.07)	(0.06)	(0.04)	(0.05)
From Net Realized Gains	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.17)	(0.28)	(0.12)	(0.19)	(0.07)
Net Asset Value, End of Period	$3.65	$6.49	$7.57	$6.74	$6.41

Total Return(2)	(41.58)%	(10.88)%	14.18%	8.33%	9.59%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.83%	1.83%	1.83%	1.84%	1.87%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.57%	0.93%	0.86%	0.75%	0.90%
Portfolio Turnover Rate	22%	18%	12%	16%	18%
Net Assets, End of Period (in thousands)	$5,285	$12,965	$17,374	$15,954	$13,009

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Large Company Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.47	$7.55	$6.72	$6.39	$5.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.07	0.06	0.05	0.05
Net Realized and Unrealized Gain (Loss)	(2.74)	(0.87)	0.89	0.47	0.52
Total From Investment Operations	(2.66)	(0.80)	0.95	0.52	0.57
Distributions
From Net Investment Income	(0.09)	(0.07)	(0.06)	(0.04)	(0.05)
From Net Realized Gains	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.17)	(0.28)	(0.12)	(0.19)	(0.07)
Net Asset Value, End of Period	$3.64	$6.47	$7.55	$6.72	$6.39

Total Return(2)	(41.56)%	(10.91)%	14.22%	8.35%	9.62%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.83%	1.83%	1.83%	1.84%	1.87%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.57%	0.93%	0.86%	0.75%	0.90%
Portfolio Turnover Rate	22%	18%	12%	16%	18%
Net Assets, End of Period (in thousands)	$17,246	$51,775	$71,792	$61,682	$40,789

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Large Company Value

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.48	$7.56	$6.72	$6.39	$5.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.11	0.10	0.09	0.09
Net Realized and Unrealized Gain (Loss)	(2.76)	(0.87)	0.89	0.47	0.51
Total From Investment Operations	(2.65)	(0.76)	0.99	0.56	0.60
Distributions
From Net Investment Income	(0.11)	(0.11)	(0.09)	(0.08)	(0.08)
From Net Realized Gains	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.19)	(0.32)	(0.15)	(0.23)	(0.10)
Net Asset Value, End of Period	$3.64	$6.48	$7.56	$6.72	$6.39

Total Return(2)	(41.36)%	(10.45)%	14.95%	8.90%	10.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.33%	1.33%	1.33%	1.34%	1.33%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.07%	1.43%	1.36%	1.25%	1.44%(3)
Portfolio Turnover Rate	22%	18%	12%	16%	18%
Net Assets, End of Period (in thousands)	$9,587	$16,675	$17,765	$10,984	$2,143

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	During the year ended March 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% and 1.40%, respectively.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income Fund, Value Fund and Large Company Value Fund, three of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Equity Income Fund, Value Fund and Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 15, 2009

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.

No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Directors
James E. Stowers, Jr., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1924
Position(s) Held with Funds: Director (since 1958) and Vice Chairman (since 2007)
Principal Occupation(s) During Past 5 Years: Founder, Co-Chairman, Director and Controlling
Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February 2007);
Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007)
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and
ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August
2006); and Treasurer and Chief Financial Officer, various American Century
Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 1998)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Equity Income Funds Index is an equally-weighted index of, typically, the 30 largest equity income mutual funds that purchase securities of companies of all market capitalizations.

The Lipper Multi-Cap Value Funds Index is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Top 200® Value Index measures the performance of those Russell Top 200 Index companies (the largest 200 companies in the Russell 3,000 Index) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

Annual Report
March 31, 2009

American Century Investments

Equity Index Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Equity Index

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	29

Other Information

Management	30
Additional Information	33
Index Definitions	34

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

A Historic Market Decline

The U.S. stock market suffered one of the worst declines in its history during the 12 months ended March 31, 2009. The steep losses in the equity market were driven by a perfect storm of financial crises—a lack of liquidity in the credit markets, a loss of confidence in banks and other financial institutions, and a significant consumer-led economic downturn.

According to the National Bureau of Economic Research, the U.S. economy has been in recession since December 2007, and economic conditions continued to deteriorate over the 12-month period. The economy shed 4.8 million jobs in the 12 months ended March 31, boosting the unemployment rate to 8.5%—its highest level since 1983. Retail sales fell by more than 9%, while mortgage delinquencies and foreclosures increased markedly.

Further troubles in the mortgage market contributed to a worsening credit crunch, which led to growing losses and distressed balance sheets for many financial companies. The crisis reached a tipping point in September 2008, when brokerage firm Lehman Brothers filed for bankruptcy, unleashing a torrent of takeovers and bailouts of struggling financial companies.

The federal government responded quickly and decisively with extraordinary levels of fiscal and monetary assistance—including an unprecedented series of interest rate cuts by the Federal Reserve—to stimulate economic activity, restore liquidity, and prevent a collapse in the financial system. Nonetheless, nursing the economy and financial sector back to health remains an ongoing battle.

An Elusive Recovery

The persistent economic and financial struggles undermined investor confidence, sending stocks into a tailspin. The fourth quarter of 2008 was the worst quarter for the major stock indices in 21 years, while January 2009 brought the biggest January decline in the market’s history.

The stock market staged a rally in the last few weeks of the period as investors grew more confident about the possibility of a turning point in the economy and financial sector. However, challenges still lie ahead for the economy and capital markets. The economy will eventually recover, but we do not expect a rapid turnaround.

U.S. Stock Index Returns
For the 12 months ended March 31, 2009
Russell 1000 Index (Large-Cap)	–38.27%	Russell 2000 Index (Small-Cap)	–37.50%
Russell 1000 Growth Index	–34.28%	Russell 2000 Growth Index	–36.36%
Russell 1000 Value Index	–42.42%	Russell 2000 Value Index	–38.89%
Russell Midcap Index	–40.81%
Russell Midcap Growth Index	–39.58%
Russell Midcap Value Index	–42.51%

2

Performance

Equity Index

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-38.36%	-5.20%	-3.46%	-3.05%	2/26/99
S&P 500 Index(1)	-38.09%	-4.76%	-3.00%	-2.60%	—
Institutional Class	-38.24%	-5.01%	-3.27%	-2.86%	2/26/99

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Equity Index

One-Year Returns Over 10 Years
Periods ended March 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	17.17%	-22.04%	-0.16%	-25.02%	34.27%	6.04%	11.36%	11.28%	-5.46%	-38.36%
S&P 500 Index	17.94%	-21.68%	0.24%	-24.76%	35.12%	6.69%	11.73%	11.83%	-5.08%	-38.09%

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.50%	0.30%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Equity Index

Subadvisor: Northern Trust Investments, N.A.

Performance Summary

Equity Index returned –38.36%* for the 12 months ended March 31, 2009, compared with the –38.09% return of its benchmark, the S&P 500 Index. The portfolio’s results reflected operating expenses, whereas the index return did not.

The portfolio’s sharp decline for the 12-month period reflected the tumultuous environment for U.S. stocks amid a deepening economic downturn, deteriorating credit conditions, and a near-collapse in the financial sector. Every sector in the S&P 500 except one—health care—declined by more than 20% for the period, with financials and industrials stocks suffering the largest losses.

Financials Under Pressure

The financials sector of the portfolio had the biggest negative impact on fund performance as credit-related losses and distressed balance sheets put substantial downward pressure on these stocks, leading to unprecedented capital infusions and other support from the federal government. Diversified financial services companies and insurance firms posted the biggest declines; four of the portfolio’s ten worst individual contributors to performance came from these two industries.

The most significant detractors were financial services giants Bank of America and Citigroup, each of which fell by more than 80% for the 12-month period. Bank of America struggled with losses from its takeover of brokerage firm Merrill Lynch in September 2008, while Citigroup faced severe losses on mortgage- and credit-related securities.

Other notable decliners in the financials sector included insurer American International Group, which staved off bankruptcy by receiving more than $100 billion in government aid, and commercial bank Wells Fargo, which fell in the wake of losses related to its acquisition of Wachovia in late 2008.

Industrials and Energy Tumbled

The economic downturn weighed heavily on industrials stocks during the 12-month period. Industrial conglomerates and aerospace and defense companies had the most significant negative impact. Industrial titan General Electric stumbled as the company reduced earnings expectations and cut its dividend amid struggles at GE Capital, its finance arm. Airplane manufacturer Boeing fell as cutbacks in airplane orders hurt the company’s earnings.

Energy stocks also slumped during the period as demand-weakened energy prices fell precipitously—the price of oil plunged by 51% for the reporting period. Noteworthy decliners included energy producer ConocoPhillips, which was hurt by lower profit margins in its refining business, and energy services provider Schlumberger, which slid as drilling activity waned.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Equity Index

Health Care and Consumer Staples Outperformed

The best-performing sectors in the portfolio were health care and consumer staples, both of which tend to hold up well in a recessionary environment because of their limited sensitivity to economic conditions. However, because of their relatively large weighting (together, they comprised approximately 25% of the portfolio as of March 31, 2009), the health care and consumer staples stocks in the portfolio had a more significant negative impact on performance than some smaller sectors that posted weaker returns, such as telecommunication services and utilities.

The biggest winners in both the health care and consumer staples sectors were driven by merger activity. Among health care stocks, pharmaceutical firms Schering-Plough and Wyeth were the top performers. Both stocks advanced for the reporting period thanks to merger announcements—Schering-Plough accepted an acquisition offer from Merck, while Pfizer agreed to acquire Wyeth. In the consumer staples sector, brewer Anheuser-Busch rallied in the wake of a takeover by international beverage company InBev, while gum maker Wrigley benefited from its acquisition by candy maker Mars.

Other notable individual contributors were online retailer Amazon.com, which held up well despite the consumer spending slowdown, and chemicals producer Rohm & Haas, which was bought by Dow Chemical.

Outlook

The stock market is likely to remain volatile in the coming months amid uncertainty about the timing of an eventual economic recovery. The federal government has taken significant steps to stabilize the financial sector and revitalize the economy, but it will take some time before these efforts translate into meaningful growth.

6

Equity Index

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Exxon Mobil Corp.	4.6%	3.9%
AT&T, Inc.	2.1%	1.6%
Johnson & Johnson	2.0%	1.9%
Microsoft Corp.	1.9%	2.0%
Procter & Gamble Co. (The)	1.9%	2.0%
Chevron Corp.	1.9%	1.6%
International Business Machines Corp.	1.8%	1.5%
Wal-Mart Stores, Inc.	1.6%	1.3%
General Electric Co.	1.5%	2.4%
JPMorgan Chase & Co.	1.4%	1.7%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Oil, Gas & Consumable Fuels	11.0%	10.4%
Pharmaceuticals	7.9%	6.5%
Software	3.9%	3.7%
Diversified Telecommunication Services	3.5%	2.7%
Food & Staples Retailing	3.4%	2.8%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks and Futures	99.7%	100.2%
Other Assets and Liabilities	0.3%	(0.2)%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 – 3/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$692.80	$2.07	0.49%
Institutional Class	$1,000	$693.50	$1.22	0.29%
Hypothetical
Investor Class	$1,000	$1,022.49	$2.47	0.49%
Institutional Class	$1,000	$1,023.49	$1.46	0.29%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
Equity Index

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 95.6%			Molson Coors Brewing Co.,
			Class B	6,534	$ 223,986
AEROSPACE & DEFENSE — 2.6%			Pepsi Bottling Group, Inc.	6,184	136,914
Boeing Co.	32,563	$ 1,158,592	PepsiCo, Inc.	68,482	3,525,453
General Dynamics Corp.	16,977	706,073			8,453,274
Goodrich Corp.	5,471	207,296	BIOTECHNOLOGY — 2.1%
Honeywell International, Inc.	31,744	884,388	Amgen, Inc.(1)	46,318	2,293,667
ITT Corp.	7,923	304,798	Biogen Idec, Inc.(1)	12,592	660,073
L-3 Communications			Celgene Corp.(1)	20,270	899,988
Holdings, Inc.	5,253	356,153	Cephalon, Inc.(1)	3,100	211,110
Lockheed Martin Corp.	14,458	998,036	Genzyme Corp.(1)	11,651	691,953
Northrop Grumman Corp.	14,371	627,150	Gilead Sciences, Inc.(1)	40,845	1,891,940
Precision Castparts Corp.	6,072	363,713			6,648,731
Raytheon Co.	17,517	682,112
Rockwell Collins, Inc.	7,266	237,162	BUILDING PRODUCTS(2)
United Technologies Corp.	42,423	1,823,341	Masco Corp.	15,590	108,818
		8,348,814	CAPITAL MARKETS — 2.5%
AIR FREIGHT & LOGISTICS — 1.1%			Ameriprise Financial, Inc.	9,430	193,221
C.H. Robinson			Bank of New York Mellon
Worldwide, Inc.	7,372	336,237	Corp. (The)	49,891	1,409,421
Expeditors International of			Charles Schwab Corp. (The)	40,619	629,595
Washington, Inc.	9,200	260,268	E*TRADE Financial Corp.(1)	24,446	31,291
FedEx Corp.	13,569	603,685	Federated Investors, Inc.,
United Parcel Service, Inc.,			Class B	3,790	84,365
Class B	44,823	2,206,188	Franklin Resources, Inc.	6,558	353,279
		3,406,378	Goldman Sachs Group,
AIRLINES — 0.1%			Inc. (The)	20,470	2,170,229
Southwest Airlines Co.	31,929	202,111	Invesco Ltd.	16,800	232,848
AUTO COMPONENTS — 0.1%			Janus Capital Group, Inc.	7,317	48,658
Goodyear Tire &			Legg Mason, Inc.	6,182	98,294
Rubber Co. (The)(1)	10,998	68,847	Morgan Stanley	47,911	1,090,933
Johnson Controls, Inc.	25,831	309,972	Northern Trust Corp.	10,083	603,165
		378,819	State Street Corp.	18,755	577,279
AUTOMOBILES — 0.1%			T. Rowe Price Group, Inc.	11,273	325,339
Ford Motor Co.(1)	109,528	288,059			7,847,917
General Motors Corp.	25,723	49,902	CHEMICALS — 1.9%
Harley-Davidson, Inc.	10,225	136,913	Air Products &
		474,874	Chemicals, Inc.	9,230	519,188
BEVERAGES — 2.6%			CF Industries Holdings, Inc.	2,400	170,712
Brown-Forman Corp.,			Dow Chemical Co. (The)	40,207	338,945
Class B	4,426	171,862	E.I. du Pont de
Coca-Cola Co. (The)	88,814	3,903,375	Nemours & Co.	39,228	875,961
Coca-Cola Enterprises, Inc.	14,458	190,701	Eastman Chemical Co.	3,469	92,969
Constellation Brands, Inc.,			Ecolab, Inc.	7,502	260,544
Class A(1)	8,809	104,827	International Flavors &
Dr. Pepper Snapple			Fragrances, Inc.	3,547	108,042
Group, Inc.(1)	11,600	196,156	Monsanto Co.	24,536	2,038,942

10

Equity Index

	Shares	Value		Shares	Value
PPG Industries, Inc.	7,111	$ 262,396	Hewlett-Packard Co.	106,446	$ 3,412,659
Praxair, Inc.	13,446	904,781	Lexmark International, Inc.,
Rohm & Haas Co.	5,352	421,952	Class A(1)	3,403	57,408
Sigma-Aldrich Corp.	5,465	206,522	NetApp, Inc.(1)	14,257	211,574
		6,200,954	QLogic Corp.(1)	6,001	66,731
COMMERCIAL BANKS — 1.8%			SanDisk Corp.(1)	9,763	123,502
BB&T Corp.	23,859	403,694	Sun Microsystems, Inc.(1)	32,721	239,518
Comerica, Inc.	6,548	119,894	Teradata Corp.(1)	7,676	124,505
Fifth Third Bancorp.	25,063	73,184			10,124,709
First Horizon National Corp.	9,188	98,679	CONSTRUCTION & ENGINEERING — 0.1%
Huntington Bancshares, Inc.	15,894	26,384	Fluor Corp.	7,992	276,124
KeyCorp	21,466	168,938	Jacobs Engineering
M&T Bank Corp.	3,397	153,680	Group, Inc.(1)	5,300	204,898
Marshall & Ilsley Corp.	11,248	63,326			481,022
PNC Financial Services			CONSTRUCTION MATERIALS — 0.1%
Group, Inc.	18,623	545,468	Vulcan Materials Co.	4,768	211,175
Regions Financial Corp.	30,206	128,678	CONSUMER FINANCE — 0.4%
SunTrust Banks, Inc.	15,397	180,761	American Express Co.	53,349	727,147
U.S. Bancorp.	79,115	1,155,870	Capital One Financial Corp.	16,853	206,281
Wells Fargo & Co.	188,442	2,683,414	Discover Financial Services	20,802	131,260
Zions Bancorp.	5,051	49,651	SLM Corp.(1)	20,306	100,515
		5,851,621			1,165,203
COMMERCIAL SERVICES & SUPPLIES — 0.5%			CONTAINERS & PACKAGING — 0.2%
Avery Dennison Corp.	4,673	104,395	Ball Corp.	4,214	182,888
Cintas Corp.	5,749	142,115	Bemis Co., Inc.	4,333	90,863
Iron Mountain, Inc.(1)	7,800	172,926	Owens-Illinois, Inc.(1)	7,300	105,412
Pitney Bowes, Inc.	8,973	209,519	Pactiv Corp.(1)	5,731	83,615
R.R. Donnelley & Sons Co.	9,110	66,776	Sealed Air Corp.	7,228	99,746
Republic Services, Inc.	13,999	240,083			562,524
Stericycle, Inc.(1)	3,700	176,601	DISTRIBUTORS — 0.1%
Waste Management, Inc.	21,336	546,202	Genuine Parts Co.	7,009	209,289
		1,658,617	DIVERSIFIED CONSUMER SERVICES — 0.2%
COMMUNICATIONS EQUIPMENT — 2.9%			Apollo Group, Inc., Class A(1)	4,561	357,263
Ciena Corp.(1)	4,113	31,999	H&R Block, Inc.	14,282	259,790
Cisco Systems, Inc.(1)	255,963	4,292,500			617,053
Corning, Inc.	68,961	915,112	DIVERSIFIED FINANCIAL SERVICES — 2.8%
Harris Corp.	5,900	170,746	Bank of America Corp.	284,915	1,943,120
JDS Uniphase Corp.(1)	9,749	31,684	CIT Group, Inc.	13,031	37,138
Juniper Networks, Inc.(1)	22,868	344,392	Citigroup, Inc.	236,749	598,975
Motorola, Inc.	98,456	416,469	CME Group, Inc.	2,960	729,314
QUALCOMM, Inc.	73,926	2,876,461	IntercontinentalExchange,
Tellabs, Inc.(1)	18,153	83,141	Inc.(1)	3,300	245,751
		9,162,504	JPMorgan Chase & Co.(3)	166,914	4,436,574
COMPUTERS & PERIPHERALS — 3.2%			Leucadia National Corp.(1)	7,700	114,653
Apple, Inc.(1)	39,504	4,152,660	McGraw-Hill Cos., Inc. (The)	13,817	315,995
Dell, Inc.(1)	75,798	718,565	Moody’s Corp.	8,607	197,273
EMC Corp.(1)	89,262	1,017,587

11

Equity Index

	Shares	Value		Shares	Value
NASDAQ OMX Group,			ENERGY EQUIPMENT & SERVICES — 1.5%
Inc. (The)(1)	5,900	$ 115,522	Baker Hughes, Inc.	13,377	$ 381,913
NYSE Euronext	11,600	207,640	BJ Services Co.	12,801	127,370
		8,941,955	Cameron International
DIVERSIFIED TELECOMMUNICATION			Corp.(1)	9,500	208,335
SERVICES — 3.5%			Diamond Offshore
AT&T, Inc.	261,752	6,596,150	Drilling, Inc.	3,000	188,580
CenturyTel, Inc.	4,598	129,296	ENSCO International, Inc.	6,496	171,494
Embarq Corp.	6,155	232,967	Halliburton Co.	38,153	590,227
Frontier Communications			Nabors Industries Ltd.(1)	12,151	121,389
Corp.	14,329	102,882	National Oilwell Varco, Inc.(1)	18,486	530,733
Qwest Communications			Noble Corp.	247	5,950
International, Inc.	64,488	220,549
Verizon Communications,			Rowan Cos., Inc.	5,101	61,059
Inc.	124,537	3,761,018	Schlumberger Ltd.	53,541	2,174,836
Windstream Corp.	19,120	154,107	Smith International, Inc.	9,419	202,320
		11,196,969			4,764,206
ELECTRIC UTILITIES — 2.4%			FOOD & STAPLES RETAILING — 3.4%
Allegheny Energy, Inc.	7,334	169,929	Costco Wholesale Corp.	18,941	877,347
American Electric			CVS Caremark Corp.	65,105	1,789,736
Power Co., Inc.	17,487	441,722	Kroger Co. (The)	28,467	604,070
Duke Energy Corp.	55,645	796,836	Safeway, Inc.	18,733	378,219
Edison International	14,117	406,711	SUPERVALU, INC.	9,420	134,518
Entergy Corp.	8,274	563,377	SYSCO Corp.	26,125	595,650
Exelon Corp.	29,929	1,358,477	Walgreen Co.	43,036	1,117,215
FirstEnergy Corp.	13,230	510,678	Wal-Mart Stores, Inc.	98,777	5,146,282
FPL Group, Inc.	17,804	903,197	Whole Foods Market, Inc.	6,383	107,234
Northeast Utilities	6,800	146,812			10,750,271
Pepco Holdings, Inc.	9,200	114,816	FOOD PRODUCTS — 1.7%
Pinnacle West Capital Corp.	4,581	121,671	Archer-Daniels-Midland Co.	28,024	778,507
PPL Corp.	16,288	467,629	Campbell Soup Co.	9,157	250,536
Progress Energy, Inc.	12,132	439,906	ConAgra Foods, Inc.	19,678	331,968
Southern Co.	35,597	1,089,980	Dean Foods Co.(1)	6,951	125,674
		7,531,741	General Mills, Inc.	14,571	726,801
ELECTRICAL EQUIPMENT — 0.4%			H.J. Heinz Co.	13,539	447,599
Cooper Industries Ltd.,			Hershey Co. (The)	7,194	249,991
Class A	7,329	189,528	Hormel Foods Corp.	3,100	98,301
Emerson Electric Co.	33,095	945,855	J.M. Smucker Co. (The)	5,164	192,462
Rockwell Automation, Inc.	6,394	139,645	Kellogg Co.	10,857	397,692
		1,275,028	Kraft Foods, Inc., Class A	65,083	1,450,700
ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.3%			McCormick & Co., Inc.	5,852	173,044
Agilent Technologies, Inc.(1)	15,561	239,173	Sara Lee Corp.	30,707	248,113
Amphenol Corp., Class A	7,700	219,373	Tyson Foods, Inc., Class A	13,707	128,709
FLIR Systems, Inc.(1)	6,100	124,928			5,600,097
Jabil Circuit, Inc.	9,518	52,920	GAS UTILITIES — 0.1%
Molex, Inc.	6,526	89,667	Nicor, Inc.	1,951	64,832
Tyco Electronics Ltd.	20,480	226,099	Questar Corp.	7,573	222,873
		952,160			287,705

12

Equity Index

	Shares	Value		Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%			Starwood Hotels &
Baxter International, Inc.	27,327	$ 1,399,689	Resorts Worldwide, Inc.	8,109	$ 102,984
Becton, Dickinson & Co.	10,614	713,685	Wyndham Worldwide Corp.	8,141	34,192
Boston Scientific Corp.(1)	65,277	518,952	Wynn Resorts Ltd.(1)	2,738	54,678
C.R. Bard, Inc.	4,310	343,593	Yum! Brands, Inc.	20,349	559,191
Covidien Ltd.	21,781	724,000			4,759,555
DENTSPLY International, Inc.	6,500	174,525	HOUSEHOLD DURABLES — 0.3%
Hospira, Inc.(1)	7,236	223,303	Black & Decker Corp.	2,543	80,257
Intuitive Surgical, Inc.(1)	1,700	162,112	Centex Corp.	5,609	42,067
Medtronic, Inc.	49,067	1,446,005	D.R. Horton, Inc.	11,985	116,254
St. Jude Medical, Inc.(1)	14,923	542,153	Fortune Brands, Inc.	6,492	159,379
Stryker Corp.	10,730	365,249	Harman International
Varian Medical Systems,			Industries, Inc.	2,642	35,746
Inc.(1)	5,455	166,050	KB Home	3,363	44,324
Zimmer Holdings, Inc.(1)	9,753	355,985	Leggett & Platt, Inc.	6,971	90,553
		7,135,301	Lennar Corp., Class A	6,447	48,417
HEALTH CARE PROVIDERS & SERVICES — 2.0%			Newell Rubbermaid, Inc.	12,040	76,815
Aetna, Inc.	20,454	497,646	Pulte Homes, Inc.	9,292	101,562
AmerisourceBergen Corp.	6,875	224,537	Snap-on, Inc.	2,588	64,959
Cardinal Health, Inc.	15,652	492,725	Stanley Works (The)	3,381	98,455
CIGNA Corp.	11,958	210,341	Whirlpool Corp.	3,250	96,168
Coventry Health Care, Inc.(1)	6,779	87,720			1,054,956
DaVita, Inc.(1)	4,500	197,775	HOUSEHOLD PRODUCTS — 2.7%
Express Scripts, Inc.(1)	10,722	495,035	Clorox Co.	6,011	309,446
Humana, Inc.(1)	7,321	190,932	Colgate-Palmolive Co.	21,960	1,295,201
Laboratory Corp. of			Kimberly-Clark Corp.	18,105	834,822
America Holdings(1)	4,863	284,437	Procter & Gamble Co. (The)	130,091	6,125,985
McKesson Corp.	11,970	419,429			8,565,454
Medco Health			INDEPENDENT POWER PRODUCERS &
Solutions, Inc.(1)	21,584	892,282	ENERGY TRADERS — 0.1%
Patterson Cos., Inc.(1)	4,194	79,099	AES Corp. (The)(1)	29,217	169,751
Quest Diagnostics, Inc.	6,814	323,529	Constellation Energy
Tenet Healthcare Corp.(1)	18,928	21,956	Group, Inc.	7,739	159,888
UnitedHealth Group, Inc.	54,635	1,143,510	Dynegy, Inc., Class A(1)	23,013	32,448
WellPoint, Inc.(1)	21,981	834,619	INDUSTRIAL CONGLOMERATES — 2.0%
		6,395,572	3M Co.	30,356	1,509,300
HEALTH CARE TECHNOLOGY(2)			General Electric Co.(3)	465,407	4,705,265
IMS Health, Inc.	7,910	98,638	Textron, Inc.	10,788	61,923
HOTELS, RESTAURANTS & LEISURE — 1.5%					6,276,488
Carnival Corp.	18,999	410,378	INSURANCE — 2.0%
Darden Restaurants, Inc.	6,358	217,825	Aflac, Inc.	21,361	413,549
International Game			Allstate Corp. (The)	23,578	451,519
Technology	13,449	124,000	American International
Marriott International, Inc.,			Group, Inc.	116,963	116,963
Class A	12,824	209,801	Aon Corp.	11,825	482,696
McDonald’s Corp.	49,372	2,694,230	Assurant, Inc.	5,162	112,428
Starbucks Corp.(1)	31,708	352,276	Chubb Corp.	15,606	660,446

13

Equity Index

	Shares	Value		Shares	Value
Cincinnati Financial Corp.	7,113	$ 162,674	Total System Services, Inc.	9,053	$ 125,022
Genworth Financial, Inc.,			Western Union Co. (The)	31,673	398,130
Class A	19,661	37,356			9,160,629
Hartford Financial Services			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Group, Inc. (The)	13,082	102,694	Eastman Kodak Co.	12,547	47,678
Lincoln National Corp.	11,189	74,854	Hasbro, Inc.	5,484	137,484
Loews Corp.	15,734	347,721	Mattel, Inc.	15,649	180,433
Marsh & McLennan					365,595
Cos., Inc.	22,292	451,413
MBIA, Inc.(1)	8,925	40,877	LIFE SCIENCES TOOLS & SERVICES — 0.4%
MetLife, Inc.	35,278	803,280	Life Technologies Corp.(1)	7,188	233,466
Principal Financial			Millipore Corp.(1)	2,383	136,808
Group, Inc.	11,248	92,009	PerkinElmer, Inc.	5,465	69,788
Progressive Corp. (The)(1)	29,340	394,330	Thermo Fisher
Prudential Financial, Inc.	18,628	354,305	Scientific, Inc.(1)	18,252	651,049
Torchmark Corp.	3,834	100,566	Waters Corp.(1)	4,518	166,940
Travelers Cos., Inc. (The)	26,232	1,066,068			1,258,051
Unum Group	15,082	188,525	MACHINERY — 1.3%
XL Capital Ltd., Class A	14,263	77,876	Caterpillar, Inc.	26,933	753,047
		6,532,149	Cummins, Inc.	8,782	223,502
INTERNET & CATALOG RETAIL — 0.4%			Danaher Corp.	11,158	604,987
Amazon.com, Inc.(1)	14,327	1,052,175	Deere & Co.	18,610	611,711
Expedia, Inc.(1)	9,468	85,969	Dover Corp.	8,148	214,944
		1,138,144	Eaton Corp.	7,189	264,987
INTERNET SOFTWARE & SERVICES — 1.7%			Flowserve Corp.	2,500	140,300
Akamai Technologies, Inc.(1)	7,370	142,978	Illinois Tool Works, Inc.	17,151	529,108
eBay, Inc.(1)	47,490	596,474	Ingersoll-Rand Co. Ltd.,
Google, Inc., Class A(1)	10,650	3,706,839	Class A	13,858	191,240
VeriSign, Inc.(1)	8,424	158,961	Manitowoc Co., Inc. (The)	5,900	19,293
Yahoo!, Inc.(1)	60,224	771,470	PACCAR, Inc.	15,823	407,600
		5,376,722	Pall Corp.	5,263	107,523
			Parker-Hannifin Corp.	7,080	240,578
IT SERVICES — 2.9%					4,308,820
Affiliated Computer			MEDIA — 2.2%
Services, Inc., Class A(1)	4,260	204,011	CBS Corp., Class B	29,547	113,460
Automatic Data			Comcast Corp., Class A	128,429	1,751,771
Processing, Inc.	22,418	788,217	DIRECTV Group, Inc.
Cognizant Technology			(The)(1)	23,739	541,012
Solutions Corp., Class A(1)	12,736	264,781	Gannett Co., Inc.	10,383	22,843
Computer Sciences Corp.(1)	6,538	240,860	Interpublic Group of Cos.,
Convergys Corp.(1)	5,533	44,707	Inc. (The)(1)	20,725	85,387
Fidelity National Information			Meredith Corp.	1,653	27,506
Services, Inc.	8,263	150,386	New York Times Co. (The),
Fiserv, Inc.(1)	7,033	256,423	Class A	5,277	23,852
International Business			News Corp., Class A	99,831	660,881
Machines Corp.	59,627	5,777,260	Omnicom Group, Inc.	13,619	318,685
MasterCard, Inc., Class A	3,300	552,684	Scripps Networks
Paychex, Inc.	13,952	358,148	Interactive, Inc., Class A	4,033	90,783

14

Equity Index

	Shares	Value		Shares	Value
Time Warner Cable, Inc.	15,595	$ 386,765	OIL, GAS & CONSUMABLE FUELS — 11.0%
Time Warner, Inc.	51,940	1,002,435	Anadarko Petroleum Corp.	20,332	$ 790,712
Viacom, Inc., Class B(1)	26,953	468,443	Apache Corp.	15,048	964,426
Walt Disney Co. (The)	82,863	1,504,792	Cabot Oil & Gas Corp.	4,500	106,065
Washington Post Co. (The),			Chesapeake Energy Corp.	25,047	427,302
Class B	243	86,775	Chevron Corp.	89,053	5,987,924
		7,085,390	ConocoPhillips	66,123	2,589,377
METALS & MINING — 0.9%			CONSOL Energy, Inc.	7,951	200,683
AK Steel Holding Corp.	5,100	36,312	Devon Energy Corp.	19,494	871,187
Alcoa, Inc.	39,070	286,774	El Paso Corp.	30,544	190,900
Allegheny Technologies, Inc.	4,220	92,544	EOG Resources, Inc.	10,882	595,898
Freeport-McMoRan			EQT Corp.	5,700	178,581
Copper & Gold, Inc.	18,610	709,227	Exxon Mobil Corp.	217,520	14,813,112
Newmont Mining Corp.	21,899	980,199	Hess Corp.	12,556	680,535
Nucor Corp.	13,777	525,868	Marathon Oil Corp.	30,699	807,077
Titanium Metals Corp.	3,900	21,333	Massey Energy Co.	3,800	38,456
United States Steel Corp.	5,720	120,864	Murphy Oil Corp.	8,238	368,815
		2,773,121	Noble Energy, Inc.	7,500	404,100
MULTILINE RETAIL — 0.8%			Occidental Petroleum Corp.	35,898	1,997,724
Big Lots, Inc.(1)	3,756	78,050	Peabody Energy Corp.	11,820	295,973
Family Dollar Stores, Inc.	6,133	204,658	Pioneer Natural
J.C. Penney Co., Inc.	9,604	192,752	Resources Co.	5,200	85,644
Kohl’s Corp.(1)	13,661	578,133	Range Resources Corp.	6,808	280,217
Macy’s, Inc.	18,284	162,728	Southwestern Energy Co.(1)	14,900	442,381
Nordstrom, Inc.	6,960	116,580	Spectra Energy Corp.	26,841	379,532
Sears Holdings Corp.(1)	2,426	110,892	Sunoco, Inc.	5,072	134,307
Target Corp.	34,220	1,176,826	Tesoro Corp.	6,300	84,861
		2,620,619	Valero Energy Corp.	23,977	429,188
MULTI-UTILITIES — 1.5%			Williams Cos., Inc. (The)	25,088	285,501
Ameren Corp.	9,297	215,597	XTO Energy, Inc.	24,786	758,947
CenterPoint Energy, Inc.	14,873	155,125			35,189,425
CMS Energy Corp.	9,809	116,139	PAPER & FOREST PRODUCTS — 0.1%
Consolidated Edison, Inc.	11,867	470,052	International Paper Co.	18,548	130,578
Dominion Resources, Inc.	25,222	781,630	MeadWestvaco Corp.	7,830	93,882
DTE Energy Co.	7,067	195,756	Weyerhaeuser Co.	9,174	252,927
Integrys Energy Group, Inc.	3,439	89,551			477,387
NiSource, Inc.	11,950	117,110	PERSONAL PRODUCTS — 0.1%
PG&E Corp.	17,184	656,772	Avon Products, Inc.	18,513	356,005
Public Service Enterprise			Estee Lauder Cos., Inc.
Group, Inc.	22,080	650,698	(The), Class A	4,976	122,658
SCANA Corp.	5,100	157,539			478,663
Sempra Energy	10,728	496,063	PHARMACEUTICALS — 7.9%
TECO Energy, Inc.	9,260	103,249	Abbott Laboratories	68,854	3,284,336
Wisconsin Energy Corp.	5,100	209,967	Allergan, Inc.	13,345	637,357
Xcel Energy, Inc.	19,401	361,441	Bristol-Myers Squibb Co.	86,071	1,886,676
		4,776,689	Eli Lilly & Co.	43,794	1,463,158
OFFICE ELECTRONICS — 0.1%			Forest Laboratories, Inc.(1)	13,276	291,541
Xerox Corp.	37,924	172,554	Johnson & Johnson	122,891	6,464,067

15

Equity Index

	Shares	Value		Shares	Value
King Pharmaceuticals, Inc.(1)	11,202	$ 79,198	Analog Devices, Inc.	12,620	$ 243,187
Merck & Co., Inc.	93,103	2,490,505	Applied Materials, Inc.	58,405	627,854
Mylan, Inc.(1)	13,290	178,219	Broadcom Corp., Class A(1)	18,837	376,363
Pfizer, Inc.	300,070	4,086,953	Intel Corp.	246,338	3,707,387
Schering-Plough Corp.	70,751	1,666,186	KLA-Tencor Corp.	7,519	150,380
Watson Pharmaceuticals,			Linear Technology Corp.	9,623	221,137
Inc.(1)	4,770	148,395	LSI Corp.(1)	27,978	85,053
Wyeth	59,046	2,541,340	MEMC Electronic
		25,217,931	Materials, Inc.(1)	9,856	162,525
PROFESSIONAL SERVICES — 0.1%			Microchip Technology, Inc.	8,000	169,520
Dun & Bradstreet Corp.	2,300	177,100	Micron Technology, Inc.(1)	33,058	134,216
Equifax, Inc.	5,578	136,382	National Semiconductor
Monster Worldwide, Inc.(1)	5,619	45,795	Corp.	8,449	86,771
Robert Half			Novellus Systems, Inc.(1)	4,263	70,894
International, Inc.	6,767	120,655	NVIDIA Corp.(1)	23,503	231,740
		479,932	Teradyne, Inc.(1)	7,674	33,612
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%			Texas Instruments, Inc.	55,971	924,081
Apartment Investment &			Xilinx, Inc.	12,067	231,204
Management Co., Class A	5,108	27,992			7,769,428
AvalonBay Communities, Inc.	3,516	165,463	SOFTWARE — 3.9%
Boston Properties, Inc.	5,176	181,315	Adobe Systems, Inc.(1)	23,016	492,312
Equity Residential	11,795	216,438	Autodesk, Inc.(1)	9,803	164,788
HCP, Inc.	10,900	194,565	BMC Software, Inc.(1)	8,210	270,930
Health Care REIT, Inc.	4,500	137,655	CA, Inc.	17,097	301,078
Host Hotels & Resorts, Inc.	22,606	88,616	Citrix Systems, Inc.(1)	7,929	179,513
Kimco Realty Corp.	9,849	75,049	Compuware Corp.(1)	11,605	76,477
Plum Creek Timber Co., Inc.	7,422	215,758	Electronic Arts, Inc.(1)	13,848	251,895
ProLogis	11,947	77,656	Intuit, Inc.(1)	13,964	377,028
Public Storage	5,477	302,604	McAfee, Inc.(1)	6,700	224,450
Simon Property Group, Inc.	11,713	405,738	Microsoft Corp.	338,774	6,223,278
Ventas, Inc.	6,300	142,443	Novell, Inc.(1)	15,691	66,844
Vornado Realty Trust	6,608	219,650	Oracle Corp.	168,141	3,038,308
		2,450,942	salesforce.com, inc.(1)	4,500	147,285
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)			Symantec Corp.(1)	36,502	545,340
CB Richard Ellis Group, Inc.,					12,359,526
Class A(1)	7,786	31,378
ROAD & RAIL — 0.8%			SPECIALTY RETAIL — 2.0%
Burlington Northern			Abercrombie & Fitch Co.,
Santa Fe Corp.	12,257	737,259	Class A	3,947	93,939
CSX Corp.	17,277	446,610	AutoNation, Inc.(1)	4,888	67,845
Norfolk Southern Corp.	16,142	544,793	AutoZone, Inc.(1)	1,669	271,413
Ryder System, Inc.	2,396	67,831	Bed Bath & Beyond, Inc.(1)	11,338	280,615
Union Pacific Corp.	22,576	928,099	Best Buy Co., Inc.	14,874	564,617
		2,724,592	GameStop Corp., Class A(1)	7,100	198,942
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 2.4%			Gap, Inc. (The)	20,358	264,450
Advanced Micro			Home Depot, Inc. (The)	76,433	1,800,761
Devices, Inc.(1)	27,588	84,143	Limited Brands, Inc.	11,836	102,973
Altera Corp.	13,069	229,361	Lowe’s Cos., Inc.	63,710	1,162,708

16

Equity Index

	Shares	Value		Shares/
Office Depot, Inc.(1)	12,546	$ 16,435		Principal
				Amount	Value
O’Reilly Automotive, Inc.(1)	6,000	210,060
			WIRELESS TELECOMMUNICATION SERVICES — 0.3%
RadioShack Corp.	5,917	50,709	American Tower Corp.,
Sherwin-Williams Co. (The)	4,308	223,887	Class A(1)	17,100	$ 520,353
Staples, Inc.	30,951	560,523	Sprint Nextel Corp.(1)	124,152	443,223
Tiffany & Co.	5,402	116,467			963,576
TJX Cos., Inc. (The)	18,201	466,674	TOTAL COMMON STOCKS
		6,453,018	(Cost $332,650,942)		305,851,652
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Coach, Inc.(1)	14,264	238,209	Short-Term Investments – Segregated
NIKE, Inc., Class B	17,208	806,883	For Futures Contracts — 4.1%
Polo Ralph Lauren Corp.	2,531	106,935	JPMorgan U.S. Treasury
VF Corp.	3,769	215,247	Plus Money Market Fund
		1,367,274	Agency Shares	64,193	64,193
			Repurchase Agreement, Deutsche Bank
THRIFTS & MORTGAGE FINANCE — 0.2%			Securities, Inc., (collateralized by various
Hudson City Bancorp., Inc.	22,556	263,680	U.S. Treasury obligations, 2.75%, 10/31/13,
People’s United			valued at $11,622,994), in a joint trading
Financial, Inc.	15,800	283,926	account at 0.10%, dated 3/31/09, due
		547,606	4/1/09 (Delivery value $11,400,032)		11,400,000
			U.S. Treasury Bills, 0.10%,
TOBACCO — 1.7%			5/14/09(4)	$1,785,000	1,784,670
Altria Group, Inc.	89,552	1,434,623	TOTAL SHORT-TERM
Lorillard, Inc.	7,534	465,149	INVESTMENTS – SEGREGATED
Philip Morris			FOR FUTURES CONTRACTS
International, Inc.	89,052	3,168,470	(Cost $13,248,966)		13,248,863
Reynolds American, Inc.	7,367	264,034	TOTAL INVESTMENT
		5,332,276	SECURITIES — 99.7%
			(Cost $345,899,908)		319,100,515
TRADING COMPANIES & DISTRIBUTORS — 0.1%			OTHER ASSETS AND
Fastenal Co.	5,600	180,068	LIABILITIES — 0.3%		978,357
W.W. Grainger, Inc.	2,815	197,557	TOTAL NET ASSETS — 100.0%		$320,078,872
		377,625

Futures Contracts
		Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
337 S&P 500 E-Mini Futures	June 2009	$13,392,380	$659,106

Notes to Schedule of Investments

(1)	Non-income producing.
(2)	Industry is less than 0.05% of total net assets.
(3)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $13,393,000.
(4)	The rate indicated is the yield to maturity at purchase.
Industry classifications are unaudited.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2009
Assets
Investment securities, at value (cost of $345,899,908)	$319,100,515
Cash	1,281
Receivable for investments sold	64,855
Receivable for capital shares sold	443,526
Receivable for variation margin on futures contracts	175,233
Dividends and interest receivable	595,765
320,381,175

Liabilities
Payable for investments purchased	67,244
Payable for capital shares redeemed	140,720
Accrued management fees	94,339
302,303

Net Assets	$320,078,872

Net Assets Consist of:
Capital (par value and paid-in surplus)	$416,988,903
Undistributed net investment income	33,941
Accumulated net realized loss on investment transactions	(70,803,685)
Net unrealized depreciation on investments	(26,140,287)
$320,078,872

Investor Class, $0.01 Par Value
Net assets	$129,025,992
Shares outstanding	40,739,170
Net asset value per share	$3.17

Institutional Class, $0.01 Par Value
Net assets	$191,052,880
Shares outstanding	60,285,831
Net asset value per share	$3.17

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2009
Investment Income (Loss)
Income:
Dividends	$ 12,952,419
Interest	209,022
Securities lending, net	96,118
13,257,559

Expenses:
Management fees	1,929,984
Directors’ fees and expenses	18,488
Other expenses	7,865
1,956,337

Net investment income (loss)	11,301,222

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	27,987,451
Futures transactions	(7,672,230)
20,315,221

Change in net unrealized appreciation (depreciation) on:
Investments	(246,484,062)
Futures	551,029
(245,933,033)

Net realized and unrealized gain (loss)	(225,617,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(214,316,590)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 11,301,222	$ 16,738,450
Net realized gain (loss)	20,315,221	19,760,873
Change in net unrealized appreciation (depreciation)	(245,933,033)	(77,223,575)
Net increase (decrease) in net assets resulting from operations	(214,316,590)	(40,724,252)

Distributions to Shareholders
From net investment income:
Investor Class	(3,550,797)	(3,698,248)
Institutional Class	(7,578,541)	(13,706,733)
From tax return of capital:
Investor Class	—	(222,628)
Institutional Class	—	(718,537)
Decrease in net assets from distributions	(11,129,338)	(18,346,146)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(261,960,006)	(179,896,379)

Net increase (decrease) in net assets	(487,405,934)	(238,966,777)

Net Assets
Beginning of period	807,484,806	1,046,451,583
End of period	$320,078,872	$ 807,484,806

Undistributed net investment income	$33,941	—

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by matching, as closely as possible, the investment characteristics and results of the S&P 500 Composite Price Index (S&P 500 Index). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be

21

considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Futures Contracts — The fund may enter into futures contracts in order to manage the fund’s exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.430% to 0.490% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2009 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

ACIM has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2009, were $27,757,777 and $301,187,827, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	11,722,718	$ 47,846,238	7,464,834	$ 43,252,429
Issued in reinvestment of distributions	879,869	3,466,687	636,655	3,658,806
Redeemed	(11,312,460)	(45,792,775)	(9,782,140)	(56,794,873)
	1,290,127	5,520,150	(1,680,651)	(9,883,638)
Institutional Class/Shares Authorized	310,000,000		500,000,000
Sold	12,856,911	56,973,880	29,366,320	173,102,007
Issued in reinvestment of distributions	1,805,909	7,578,541	2,498,910	14,425,270
Redeemed	(68,330,902)	(332,032,577)	(61,520,613)	(357,540,018)
	(53,668,082)	(267,480,156)	(29,655,383)	(170,012,741)
Net increase (decrease)	(52,377,955)	$(261,960,006)	(31,336,034)	$(179,896,379)

5. Securities Lending

As of March 31, 2009 the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

24

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of March 31, 2009:

	Value of	Unrealized Gain (Loss) on
Valuation Inputs	Investment Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$305,915,845	$659,106
Level 2 — Other Significant Observable Inputs	13,184,670	—
Level 3 — Significant Unobservable Inputs	—	—
	$319,100,515	$659,106
*Includes futures contracts.

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2009.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2009, the fund did not utilize the program.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$11,129,338	$17,404,981
Long-term capital gains	—	—
Return of capital	—	$941,165

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$ 364,628,692
Gross tax appreciation of investments	$ 61,571,219
Gross tax depreciation of investments	(107,099,396)
Net tax appreciation (depreciation) of investments	$ (45,528,177)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$ (45,528,177)
Undistributed ordinary income	$33,941
Accumulated capital losses	$(44,867,625)
Capital loss deferral	$(6,548,170)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures contracts, and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014
$27,486,852	$1,957,751	$1,992,016	$5,270,954	$8,160,052

The capital loss deferral listed above represents net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2009.

For corporate taxpayers, the fund hereby designates $11,129,338, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2009 as qualified for the corporate dividends received deduction.

26

Financial Highlights

Equity Index

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.26	$5.66	$5.16	$4.70	$4.50
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.09	0.08	0.07	0.07
Net Realized and Unrealized Gain (Loss)	(2.09)	(0.39)	0.50	0.46	0.20
Total From Investment Operations	(2.00)	(0.30)	0.58	0.53	0.27
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.08)	(0.07)	(0.07)
From Tax Return of Capital	—	—(2)	—	—	—
Total Distributions	(0.09)	(0.10)	(0.08)	(0.07)	(0.07)
Net Asset Value, End of Period	$3.17	$5.26	$5.66	$5.16	$4.70

Total Return(3)	(38.36)%	(5.46)%	11.28%	11.36%	6.04%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.93%	1.51%	1.49%	1.43%	1.59%
Portfolio Turnover Rate	5%	9%	4%	17%	4%
Net Assets, End of Period (in thousands)	$129,026	$207,571	$232,880	$152,799	$150,454

(1)	Computed using average shares outstanding throughout the period.
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

27

Equity Index

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.26	$5.67	$5.16	$4.71	$4.50
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.10	0.09	0.08	0.08
Net Realized and Unrealized Gain (Loss)	(2.09)	(0.40)	0.51	0.45	0.21
Total From Investment Operations	(1.99)	(0.30)	0.60	0.53	0.29
Distributions
From Net Investment Income	(0.10)	(0.11)	(0.09)	(0.08)	(0.08)
From Tax Return of Capital	—	—(2)	—	—	—
Total Distributions	(0.10)	(0.11)	(0.09)	(0.08)	(0.08)
Net Asset Value, End of Period	$3.17	$5.26	$5.67	$5.16	$4.71

Total Return(3)	(38.24)%	(5.27)%	11.50%	11.35%	6.47%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.13%	1.71%	1.69%	1.63%	1.79%
Portfolio Turnover Rate	5%	9%	4%	17%	4%
Net Assets, End of Period (in thousands)	$191,053	$599,914	$813,571	$662,759	$907,886

(1)	Computed using average shares outstanding throughout the period.
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, one of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred above present fairly, in all material respects, the financial position of Equity Index Fund of American Century Capital Portfolios, Inc. as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 15, 2009

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Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.  No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Directors

James E. Stowers, Jr., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1924
Position(s) Held with Fund: Director (since 1958) and Vice Chairman (since 2007)
Principal Occupation(s) During Past 5 Years: Founder, Co-Chairman, Director and Controlling
Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February 2007);
Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None

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Independent Directors

Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

31

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 1998)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and
Vice President, ACIS

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

34

Notes

35

Notes

36

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

Annual Report
March 31, 2009

American Century Investments

Real Estate Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Real Estate
Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Industry Allocation	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29

Other Information
Management	30
Additional Information	33
Index Definitions	34

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

A Historic Market Decline

The U.S. stock market suffered one of the worst declines in its history during the 12 months ended March 31, 2009. The steep losses in the equity market were driven by a perfect storm of financial crises—a lack of liquidity in the credit markets, a loss of confidence in banks and other financial institutions, and a significant consumer-led economic downturn.

According to the National Bureau of Economic Research, the U.S. economy has been in recession since December 2007, and economic conditions continued to deteriorate over the 12-month period. The economy shed 4.8 million jobs in the 12 months ended March 31, boosting the unemployment rate to 8.5%—its highest level since 1983. Retail sales fell by more than 9%, while mortgage delinquencies and foreclosures increased markedly.

Further troubles in the mortgage market contributed to a worsening credit crunch, which led to growing losses and distressed balance sheets for many financial companies. The crisis reached a tipping point in September 2008, when brokerage firm Lehman Brothers filed for bankruptcy, unleashing a torrent of takeovers and bailouts of struggling financial companies.

The federal government responded quickly and decisively with extraordinary levels of fiscal and monetary assistance—including an unprecedented series of interest rate cuts by the Federal Reserve—to stimulate economic activity, restore liquidity, and prevent a collapse in the financial system. Nonetheless, nursing the economy and financial sector back to health remains an ongoing battle.

An Elusive Recovery

The persistent economic and financial struggles undermined investor confidence, sending stocks into a tailspin. The fourth quarter of 2008 was the worst quarter for the major stock indices in 21 years, while January 2009 brought the biggest January decline in the market’s history.

The stock market staged a rally in the last few weeks of the period as investors grew more confident about the possibility of a turning point in the economy and financial sector. However, challenges still lie ahead for the economy and capital markets. The economy will eventually recover, but we do not expect a rapid turnaround.

U.S. Stock Index Returns
For the 12 months ended March 31, 2009
Russell 1000 Index (Large-Cap)	–38.27%	Russell 2000 Index (Small-Cap)	–37.50%
Russell 1000 Growth Index	–34.28%	Russell 2000 Growth Index	–36.36%
Russell 1000 Value Index	–42.42%	Russell 2000 Value Index	–38.89%
Russell Midcap Index	–40.81%
Russell Midcap Growth Index	–39.58%
Russell Midcap Value Index	–42.51%

2

Performance

Real Estate

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-62.80%	-10.22%	3.19%	5.21%	9/21/95(1)
MSCI US REIT Index	-59.14%	-9.09%	3.53%	4.80%(2)	—
Institutional Class	-62.73%	-10.03%	3.40%	2.23%	6/16/97
A Class(3)					10/6/98
No sales charge*	-62.88%	-10.43%	2.95%	3.03%
With sales charge*	-65.01%	-11.48%	2.34%	2.44%
B Class					9/28/07
No sales charge*	-63.17%	—	—	-52.50%
With sales charge*	-67.17%	—	—	-56.46%
C Class	-63.12%	—	—	-52.46%	9/28/07
R Class	-62.98%	—	—	-52.27%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.
(2)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Real Estate

One-Year Returns Over 10 Years
Periods ended March 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	2.87%	24.57%	20.23%	0.93%	50.97%	9.53%	40.65%	22.02%	-16.60%	-62.80%
MSCI US
REIT Index	2.94%	22.93%	22.79%	-3.28%	51.60%	8.62%	39.50%	22.10%	-17.87%	-59.14%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.14%	0.94%		1.39%		2.14%		2.14%		1.64%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Real Estate

Portfolio Manager: Steven Brown

In November 2008, American Century Investments ended its subadvisory relationship with J.P. Morgan Investment Management, Inc., and brought management of the Real Estate fund in-house under the leadership of Steven Brown. Mr. Brown has 21 years of investment experience in the real estate sector.

Performance Summary

The Real Estate fund posted a total return of –62.80%* for the 12 months ended March 31, 2009, compared with the –59.14% return of the fund’s benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, and the –38.09%** return of the S&P 500 Index, a broad stock market measure.

As the returns of the portfolio and its benchmark illustrate, real estate investment trusts (REITs) suffered one of their steepest 12-month declines ever during the reporting period. One contributing factor was a deep recession characterized by significant job losses and slowdowns in consumer and business spending, all of which led to reduced demand for commercial real estate and sent commercial property values down to their lowest levels in four years. Another important influence was the accelerating credit crisis, which limited REITs’ access to capital and led to concerns about their ability to refinance maturing debt in 2009 and 2010.

Retail and hotel REITs posted the largest declines for the 12-month period amid a slowdown in discretionary consumer spending and business travel. Industrial REITs also underperformed as several companies faced impending debt maturities. Health care and apartment REITs held up the best; health care facilities were less impacted by the economic environment, while apartment REITs enjoyed access to capital from housing lenders Fannie Mae and Freddie Mac.

Retail and Health Care Detracted

When we took over management of the Real Estate fund in November 2008, we positioned the portfolio defensively, eliminating REITs with problematic balance sheets and emphasizing defensive segments of the REIT market, including health care and apartments. However, prior to the management transition, the portfolio had a notable underweight position in health care REITs—the best-performing sector in the MSCI US REIT Index—and this contributed to the fund’s overall underperformance of the index.

Stock selection among retail REITs also weighed on relative results during the 12-month period. The most noteworthy detractor was Developers Diversified Realty, one of the largest owners of community shopping centers in the country. The company faced concerns about its sizable development pipeline, its ability to refinance its maturing debt in 2009, and a broad slowdown in consumer spending.

* All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 Index returned -4.76% and -3.00% for the five- and ten-year periods ended March 31, 2009, respectively.

5

Real Estate

The portfolio’s worst individual contributor during the period was ProLogis, the world’s largest industrial REIT. The global economic slowdown and apprehension about the company’s ability to fund and lease its development projects led to a sharp decline in the stock.

Office Holdings Outperformed

Stock selection in the office segment had the biggest positive impact on performance compared with the index. The top contributor in the portfolio was Digital Realty Trust, which builds and operates computer-data centers for corporations. The company has a solid balance sheet and operates in a niche market where demand remains robust. Other significant contributors among office REITs included Mack-Cali Realty and Kilroy Realty.

Beyond office REITs, one of the best contributors was triple net lease REIT National Retail Properties, which reported double-digit revenue growth for 2008 thanks to long-term leases and a diversified tenant base.

A Look Ahead

The REIT market bottomed in mid-March and rebounded through the last few weeks of the reporting period as signs of improvement in the economy and credit markets emerged. Some REITs have been able to issue stock to raise capital, while others have extended their lines of credit at commercial banks. In addition, we are confident that low interest rates and gradually improving credit conditions will allow many REITs to refinance their near-term maturing debt. Although we expect weaker REIT earnings in 2009, we believe that this has already been factored into the deeply discounted prices of many REITs.

Given this more positive outlook, we began shifting away from our defensive positioning in March by expanding our holdings in some of the more beaten-down sectors of the REIT market, such as hotels and retail. We are also focusing on REITs whose balance sheets have improved through recent equity issuance.

6

Real Estate

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Digital Realty Trust, Inc.	6.4%	3.8%
Simon Property Group, Inc.	6.1%	10.3%
Public Storage	5.6%	3.2%
Vornado Realty Trust	5.0%	4.7%
HCP, Inc.	5.0%	2.1%
Equity Residential	4.8%	0.7%
Boston Properties, Inc.	4.5%	3.9%
AMB Property Corp.	4.1%	2.2%
Corporate Office Properties Trust	3.8%	—
AvalonBay Communities, Inc.	3.5%	4.1%

Industry Allocation
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Specialized REITs	23.6%	15.7%
Office REITs	22.7%	17.9%
Residential REITs	20.2%	13.5%
Retail REITs	17.2%	30.0%
Diversified REITs	7.9%	10.2%
Industrial REITs	6.2%	9.9%
Wireless Telecommunication Services	—	0.8%
Diversified Real Estate Activities	0.7%	—
Cash and Equivalents*	1.5%	2.0%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks	96.0%	98.0%
Convertible Bonds	2.5%	—
Temporary Cash Investments	1.3%	1.6%
Other Assets and Liabilities	0.2%	0.4%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

8

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 - 3/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$377.30	$4.02	1.17%
Institutional Class	$1,000	$377.60	$3.33	0.97%
A Class	$1,000	$376.70	$4.87	1.42%
B Class	$1,000	$375.20	$7.44	2.17%
C Class	$1,000	$375.70	$7.44	2.17%
R Class	$1,000	$376.20	$5.73	1.67%
Hypothetical
Investor Class	$1,000	$1,019.10	$5.89	1.17%
Institutional Class	$1,000	$1,020.09	$4.89	0.97%
A Class	$1,000	$1,017.85	$7.14	1.42%
B Class	$1,000	$1,014.11	$10.90	2.17%
C Class	$1,000	$1,014.11	$10.90	2.17%
R Class	$1,000	$1,016.60	$8.40	1.67%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
Real Estate

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 96.0%			RETAIL REITs — 15.6%
DIVERSIFIED REAL ESTATE ACTIVITIES — 0.7%			CBL & Associates
Brookfield Asset			Properties, Inc.	636,790	$ 1,502,825
Management, Inc., Class A	283,100	$ 3,901,118	Equity One, Inc.	221,136	2,695,648
			Federal Realty
DIVERSIFIED REITs — 7.9%			Investment Trust	179,100	8,238,600
Liberty Property Trust	697,441	13,209,533	Kimco Realty Corp.	819,099	6,241,534
Vornado Realty Trust	828,060	27,524,714	Macerich Co. (The)	456,900	2,860,194
Washington Real Estate			National Retail
Investment Trust	157,538	2,725,407	Properties, Inc.	448,229	7,099,947
		43,459,654	Realty Income Corp.	282,700	5,320,414
INDUSTRIAL REITs — 5.8%			Regency Centers Corp.	189,800	5,042,986
AMB Property Corp.	1,576,300	22,698,720	Simon Property Group, Inc.	970,383	33,614,067
ProLogis	1,448,000	9,412,000	Tanger Factory
		32,110,720	Outlet Centers	170,471	5,260,735
OFFICE REITs — 22.2%			Taubman Centers, Inc.	241,100	4,108,344
Alexandria Real Estate			Weingarten Realty Investors	405,382	3,859,237
Equities, Inc.	149,000	5,423,600			85,844,531
BioMed Realty Trust, Inc.	609,500	4,126,315	SPECIALIZED REITs — 23.6%
Boston Properties, Inc.	712,640	24,963,779	DiamondRock Hospitality Co.	830,219	3,329,178
Corporate Office			HCP, Inc.	1,537,800	27,449,730
Properties Trust	853,700	21,197,371	Health Care REIT, Inc.	393,432	12,035,085
Digital Realty Trust, Inc.	1,068,250	35,444,535	Host Hotels & Resorts, Inc.	2,727,925	10,693,466
Duke Realty Corp.	205,000	1,127,500	Nationwide Health
Highwoods Properties, Inc.	594,300	12,729,906	Properties, Inc.	510,300	11,323,557
Mack-Cali Realty Corp.	728,610	14,433,764	Omega Healthcare
SL Green Realty Corp.	292,000	3,153,600	Investors, Inc.	276,400	3,891,712
		122,600,370	Public Storage	558,289	30,845,468
RESIDENTIAL REITs — 20.2%			Senior Housing
American Campus			Properties Trust	995,359	13,954,933
Communities, Inc.	683,900	11,872,504	Ventas, Inc.	723,600	16,360,596
AvalonBay Communities, Inc.	407,863	19,194,033			129,883,725
BRE Properties, Inc.	300,500	5,898,815	TOTAL COMMON STOCKS
Camden Property Trust	354,400	7,647,952	(Cost $711,541,155)		529,303,988
Equity Lifestyle
Properties, Inc.	307,300	11,708,130
Equity Residential	1,440,700	26,436,845
Essex Property Trust, Inc.	131,700	7,551,678
Home Properties, Inc.	242,122	7,421,039
Mid-America Apartment
Communities, Inc.	278,368	8,582,086
UDR, Inc.	602,879	5,190,788
		111,503,870

10

Real Estate

	Principal			Shares	Value
	Amount	Value	Temporary Cash Investments — 1.3%
Convertible Bonds — 2.5%			JPMorgan U.S. Treasury
INDUSTRIAL REITs — 0.4%			Plus Money Market Fund
ProLogis, 2.25%, 4/1/37	$4,312,000	$ 2,355,430	Agency Shares	29,808	$ 29,808
OFFICE REITs — 0.5%			Repurchase Agreement, Credit Suisse
SL Green Realty Corp.,			First Boston, Inc., (collateralized by
3.00%, 3/30/27(1)	4,000,000	2,475,000	various U.S. Treasury obligations, 7.50%,
			11/15/24, valued at $7,338,749), in a joint
RETAIL REITs — 1.6%			trading account at 0.10%, dated 3/31/09,
Macerich Co. (The),			due 4/1/09 (Delivery value $7,200,020)		7,200,000
3.25%, 3/15/12(1)	3,000,000	1,413,750	TOTAL TEMPORARY
Weingarten Realty Investors,			CASH INVESTMENTS
3.95%, 8/1/26	9,950,000	7,375,437	(Cost $7,229,808)		7,229,808
		8,789,187	TOTAL INVESTMENT
TOTAL CONVERTIBLE BONDS			SECURITIES — 99.8%
(Cost $13,615,566)		13,619,617	(Cost $732,386,529)		550,153,413
			OTHER ASSETS
			AND LIABILITIES — 0.2%		990,809
			TOTAL NET ASSETS — 100.0%		$551,144,222

Notes to Schedule of Investments
REIT = Real Estate Investment Trust

(1)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,888,750, which represented 0.7% of total net assets.
Industry classifications are unaudited.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2009
Assets
Investment securities, at value (cost of $732,386,529)	$550,153,413
Foreign currency holdings, at value (cost of $6,138)	4,956
Receivable for investments sold	2,573,520
Receivable for capital shares sold	1,401,458
Dividends and interest receivable	3,565,498
557,698,845

Liabilities
Payable for investments purchased	5,457,284
Payable for capital shares redeemed	576,560
Accrued management fees	503,312
Distribution fees payable	219
Service fees (and distribution fees — A Class and R Class) payable	17,248
6,554,623
Net Assets	$551,144,222

See Notes to Financial Statements.

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MARCH 31, 2009
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,580,739,118
Undistributed net investment income	2,631,492
Accumulated net realized loss on investment and foreign currency transactions	(849,992,090)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(182,234,298)
$ 551,144,222

Investor Class, $0.01 Par Value
Net assets	$361,509,652
Shares outstanding	46,355,434
Net asset value per share	$7.80

Institutional Class, $0.01 Par Value
Net assets	$104,565,010
Shares outstanding	13,389,076
Net asset value per share	$7.81

A Class, $0.01 Par Value
Net assets	$84,568,490
Shares outstanding	10,828,951
Net asset value per share	$7.81
Maximum offering price (net asset value divided by 0.9425)	$8.29

B Class, $0.01 Par Value
Net assets	$40,415
Shares outstanding	5,200
Net asset value per share	$7.77

C Class, $0.01 Par Value
Net assets	$333,542
Shares outstanding	42,882
Net asset value per share	$7.78

R Class, $0.01 Par Value
Net assets	$127,113
Shares outstanding	16,314
Net asset value per share	$7.79

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2009
Investment Income (Loss)
Income:
Dividends	$ 41,425,099
Interest	506,785
Securities lending, net	168,109
42,099,993

Expenses:
Management fees	11,643,520
Distribution fees:
B Class	271
C Class	2,333
Service fees:
B Class	90
C Class	778
Distribution and service fees:
A Class	467,666
R Class	445
Directors’ fees and expenses	41,012
Other expenses	6,838
12,162,953

Net investment income (loss)	29,937,040

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	(709,628,436)
Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies	(201,518,566)

Net realized and unrealized gain (loss)	(911,147,002)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(881,209,962)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income (loss)	$ 29,937,040	$ 26,690,825
Net realized gain (loss)	(709,628,436)	(130,456,267)
Change in net unrealized appreciation (depreciation)	(201,518,566)	(236,332,792)
Net increase (decrease) in net assets resulting from operations	(881,209,962)	(340,098,234)

Distributions to Shareholders:
From net investment income:
Investor Class	(18,036,728)	(21,143,716)
Institutional Class	(5,022,497)	(5,215,050)
A Class	(4,021,393)	(6,187,601)
B Class	(935)	(162)
C Class	(8,260)	(186)
R Class	(3,361)	(171)
From net realized gains:
Investor Class	—	(138,287,089)
Institutional Class	—	(31,745,958)
A Class	—	(47,058,947)
B Class	—	(4,266)
C Class	—	(4,409)
R Class	—	(3,591)
Decrease in net assets from distributions	(27,093,174)	(249,651,146)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	140,914,237	(549,465,923)

Net increase (decrease) in net assets	(767,388,899)	(1,139,215,303)

Net Assets
Beginning of period	1,318,533,121	2,457,748,424
End of period	$ 551,144,222	$1,318,533,121

Accumulated undistributed net investment income (loss)	$2,631,492	$(2,071)

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the B Class, C Class and R Class commenced on September 28, 2007.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

17

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2009 was 1.15%, 0.95%, 1.15%, 1.15%, 1.15% and 1.15% for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended March 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

ACIM had entered into a Subadvisory Agreement with J.P. Morgan Investment Management, Inc. (JPMIM) on behalf of the fund. The subadvisor made investment decisions for the fund in accordance with the fund’s investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM paid all costs associated with retaining JPMIM as the subadvisor of the fund. Effective November 17, 2008, ACIM terminated the Subadvisory Agreement with JPMIM on behalf of the fund. ACIM has assumed the responsibilities performed by the subadvisor. The termination of the Subadvisory Agreement was approved by the Board of Directors on October 9, 2008.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2009, were $1,333,680,439 and $1,117,714,175, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2009		Year ended March 31, 2008(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	125,000,000		125,000,000
Sold	23,041,568	$344,222,905	14,161,256	$ 359,902,447
Issued in reinvestment of distributions	1,295,267	16,120,892	6,214,862	140,796,874
Redeemed	(17,852,701)	(265,309,245)	(31,199,553)	(852,159,766)
	6,484,134	95,034,552	(10,823,435)	(351,460,445)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	6,476,609	89,803,524	2,096,335	52,082,339
Issued in reinvestment of distributions	348,202	4,415,072	1,510,649	34,353,181
Redeemed	(2,694,016)	(38,510,197)	(6,418,105)	(176,831,718)
	4,130,795	55,708,399	(2,811,121)	(90,396,198)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	5,175,979	80,644,085	3,823,982	101,152,569
Issued in reinvestment of distributions	323,244	3,929,378	2,298,933	52,033,616
Redeemed	(6,356,365)	(95,269,021)	(9,982,652)	(260,936,432)
	(857,142)	(10,695,558)	(3,859,737)	(107,750,247)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	4,472	58,511	1,314	35,689
Issued in reinvestment of distributions	83	935	199	4,428
Redeemed	(868)	(10,981)	—	—
	3,687	48,465	1,513	40,117
C Class/Shares Authorized	20,000,000		20,000,000
Sold	44,305	659,246	2,673	64,147
Issued in reinvestment of distributions	624	6,903	207	4,595
Redeemed	(4,927)	(68,209)	—	—
	40,002	597,940	2,880	68,742
R Class/Shares Authorized	20,000,000		20,000,000
Sold	16,579	232,799	1,030	28,645
Issued in reinvestment of distributions	287	3,164	169	3,762
Redeemed	(1,735)	(15,524)	(16)	(299)
	15,131	220,439	1,183	32,108
Net increase (decrease)	9,816,607	$140,914,237	(17,488,717)	$(549,465,923)
(1) September 28, 2007 (commencement of sale) through March 31, 2008 for the B Class, C Class and R Class.

19

5. Securities Lending

As of March 31, 2009, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of March 31, 2009:

Valuation Inputs	Value of Investment Securities
Level 1 – Quoted Prices	$529,333,796
Level 2 – Other Significant Observable Inputs	20,819,617
Level 3 – Significant Unobservable Inputs	—
$550,153,413

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

20

8. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2009.

9. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2009, the fund did not utilize the program.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$27,025,737	$140,797,227
Long-term capital gains	$67,437	$108,853,919

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$949,864,606
Gross tax appreciation of investments	—
Gross tax depreciation of investments	$(399,711,193)
Net tax appreciation (depreciation) of investments	$(399,711,193)
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	$ (1,182)
Net tax appreciation (depreciation)	$(399,712,375)
Undistributed ordinary income	$2,631,492
Accumulated capital losses	$(206,620,499)
Capital loss deferral	$(425,893,514)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2017.

The capital loss deferrals listed on the previous page represent net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2009.

The fund hereby designates $67,437, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2009.

22

Financial Highlights
Real Estate

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$21.67	$31.37	$29.00	$23.24	$23.09
Income From Investment Operations
Net Investment Income (Loss)(1)	0.46	0.43	0.53	0.53	0.46
Net Realized and Unrealized Gain (Loss)	(13.91)	(5.53)	5.70	8.44	1.79
Total From Investment Operations	(13.45)	(5.10)	6.23	8.97	2.25
Distributions
From Net Investment Income	(0.42)	(0.51)	(0.49)	(0.49)	(0.46)
From Net Realized Gains	—	(4.09)	(3.37)	(2.72)	(1.64)
Total Distributions	(0.42)	(4.60)	(3.86)	(3.21)	(2.10)
Net Asset Value, End of Period	$7.80	$21.67	$31.37	$29.00	$23.24

Total Return(2)	(62.80)%	(16.60)%	22.02%	40.65%	9.53%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.15%	1.14%	1.13%	1.15%	1.16%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.87%	1.60%	1.72%	2.00%	1.88%
Portfolio Turnover Rate	109%	153%	197%	177%	171%
Net Assets, End of Period (in thousands)	$361,510	$864,011	$1,590,428	$986,526	$522,676

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

23

Real Estate

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$21.71	$31.41	$29.03	$23.25	$23.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.50	0.48	0.59	0.59	0.44
Net Realized and Unrealized Gain (Loss)	(13.94)	(5.54)	5.71	8.45	1.86
Total From Investment Operations	(13.44)	(5.06)	6.30	9.04	2.30
Distributions
From Net Investment Income	(0.46)	(0.55)	(0.55)	(0.54)	(0.51)
From Net Realized Gains	—	(4.09)	(3.37)	(2.72)	(1.64)
Total Distributions	(0.46)	(4.64)	(3.92)	(3.26)	(2.15)
Net Asset Value, End of Period	$7.81	$21.71	$31.41	$29.03	$23.25

Total Return(2)	(62.73)%	(16.44)%	22.27%	40.99%	9.74%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.95%	0.94%	0.93%	0.95%	0.96%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.07%	1.80%	1.92%	2.20%	2.08%
Portfolio Turnover Rate	109%	153%	197%	177%	171%
Net Assets, End of Period (in thousands)	$104,565	$200,982	$379,044	$242,745	$143,183

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

24

Real Estate

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$21.69	$31.41	$29.04	$23.26	$23.11
Income From Investment Operations
Net Investment Income (Loss)(2)	0.42	0.36	0.45	0.46	0.35
Net Realized and Unrealized Gain (Loss)	(13.94)	(5.53)	5.71	8.46	1.84
Total From Investment Operations	(13.52)	(5.17)	6.16	8.92	2.19
Distributions
From Net Investment Income	(0.36)	(0.46)	(0.42)	(0.42)	(0.40)
From Net Realized Gains	—	(4.09)	(3.37)	(2.72)	(1.64)
Total Distributions	(0.36)	(4.55)	(3.79)	(3.14)	(2.04)
Net Asset Value, End of Period	$7.81	$21.69	$31.41	$29.04	$23.26

Total Return(3)	(62.88)%	(16.84)%	21.70%	40.37%	9.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.40%	1.39%	1.38%	1.40%	1.41%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.62%	1.35%	1.47%	1.75%	1.63%
Portfolio Turnover Rate	109%	153%	197%	177%	171%
Net Assets, End of Period (in thousands)	$84,568	$253,419	$488,277	$331,329	$161,592

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

25

Real Estate

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.37	0.14
Net Realized and Unrealized Gain (Loss)	(13.93)	(3.42)
Total From Investment Operations	(13.56)	(3.28)
Distributions
From Net Investment Income	(0.29)	(0.13)
From Net Realized Gains	—	(4.09)
Total Distributions	(0.29)	(4.22)
Net Asset Value, End of Period	$7.77	$21.62

Total Return(3)	(63.17)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.15%	2.14%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87%	1.17%(4)
Portfolio Turnover Rate	109%	153%(5)
Net Assets, End of Period (in thousands)	$40	$33

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.
See Notes to Financial Statements.

26

Real Estate

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.35	0.13
Net Realized and Unrealized Gain (Loss)	(13.90)	(3.41)
Total From Investment Operations	(13.55)	(3.28)
Distributions
From Net Investment Income	(0.29)	(0.13)
From Net Realized Gains	—	(4.09)
Total Distributions	(0.29)	(4.22)
Net Asset Value, End of Period	$7.78	$21.62

Total Return(3)	(63.12)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.15%	2.14%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87%	1.15%(4)
Portfolio Turnover Rate	109%	153%(5)
Net Assets, End of Period (in thousands)	$334	$62

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.
See Notes to Financial Statements.

27

Real Estate

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$21.65	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.44	0.19
Net Realized and Unrealized Gain (Loss)	(13.96)	(3.41)
Total From Investment Operations	(13.52)	(3.22)
Distributions
From Net Investment Income	(0.34)	(0.16)
From Net Realized Gains	—	(4.09)
Total Distributions	(0.34)	(4.25)
Net Asset Value, End of Period	$7.79	$21.65

Total Return(3)	(62.98)%	(11.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.65%	1.64%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.37%	1.65%(4)
Portfolio Turnover Rate	109%	153%(5)
Net Assets, End of Period (in thousands)	$127	$26

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.
See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc. as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 15, 2009

29

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.

No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Directors
James E. Stowers, Jr., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1924
Position(s) Held with Fund: Director (since 1958) and Vice Chairman (since 2007)
Principal Occupation(s) During Past 5 Years: Founder, Co-Chairman, Director and Controlling
Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February 2007);
Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None

30

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

31

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS,
ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 1998)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Morgan Stanley Capital International US Real Estate Investment Trust (MSCI US REIT) Index is a market value-weighted index that tracks the daily stock price performance of equity securities of the most actively traded REITs.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

34

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

35

Notes

36

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

Annual Report
March 31, 2009

American Century Investments

NT Large Company Value Fund

NT Mid Cap Value Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

NT Large Company Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

NT Mid Cap Value

Performance	8
Portfolio Commentary	9
Top Ten Holdings	11
Top Five Industries	11
Types of Investments in Portfolio	11

Shareholder Fee Examples	12

Financial Statements

Schedule of Investments	14
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	32

Other Information

Management	33
Additional Information	36
Index Definitions	37

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

An Unprecedented Period for Stocks

The 12 months ended March 31, 2009, represented one of the most tumultuous periods ever for the U.S. stock market. A combination of traumatic factors—a severe economic downturn, a near-collapse of the financial sector, and significantly curtailed access to credit—led to a steep decline in stocks throughout much of the 12-month period.

The U.S. economy contracted in each of the last three quarters of the period, extending a recession that began in late 2007. The unemployment rate hit a 26-year high as the economy shed more than five million jobs since the beginning of 2008. The housing market deteriorated further, and retail spending declined as consumers moved to reduce debt and increase savings.

The troubled financial sector also weighed on stocks during the period. The consolidation that reshaped the sector in recent years led to the formation of financial conglomerates and huge investment banks. These enormous institutions ventured into risky new forms of investing, often with substantial leverage. As a result of rising defaults on lending of all kinds, the credit markets froze, and several of these financial giants collapsed. The federal government created an alphabet soup of programs designed to shore up the financial sector, but it remains a work in progress.

Value Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the 12-month period (see the accompanying table). Virtually all of this underperformance occurred in the final three months of the period as investors began to shift into beaten-down growth sectors in anticipation of a nascent economic recovery before the end of 2009.

The unprecedented events during the past year were a reminder of how risky stocks can be. For value investors, however, there is a silver lining in this dark market cloud. In the wake of indiscriminate selling across the market, we have been able to purchase shares of higher-quality companies at extremely attractive valuation levels. Moreover, thanks to our emphasis on strong balance sheets, we have largely been insulated from the many companies whose dividends have been under pressure.

U.S. Stock Index Returns
For the 12 months ended March 31, 2009
Russell 1000 Index (Large-Cap)	–38.27%	Russell 2000 Index (Small-Cap)	–37.50%
Russell 1000 Growth Index	–34.28%	Russell 2000 Growth Index	–36.36%
Russell 1000 Value Index	–42.42%	Russell 2000 Value Index	–38.89%
Russell Midcap Index	–40.81%
Russell Midcap Growth Index	–39.58%
Russell Midcap Value Index	–42.51%

2

Performance

NT Large Company Value

Total Returns as of March 31, 2009
		Average
		Annual Returns
	1 year	Since Inception	Inception Date
Institutional Class	-41.22%	-16.23%	5/12/06
Russell 1000 Value Index	-42.42%	-16.35%	—
S&P 500 Index	-38.09%	-13.51%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

NT Large Company Value

One-Year Returns Over Life of Class
Periods ended March 31
	2007*	2008	2009
Institutional Class	13.26%	-9.93%	-41.22%
Russell 1000 Value Index	15.22%	-9.99%	-42.42%
S&P 500 Index	11.89%	-5.08%	-38.09%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.62%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

NT Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

NT Large Company Value declined -41.22% for the 12 months ended March 31, 2009. By comparison, its benchmark, the Russell 1000 Value Index, declined -42.42%. The broader market, as measured by the S&P 500 Index, declined -38.09%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (whose performance, like NT Large Company Value’s, reflects operating expenses) was -40.23%.* On a relative basis versus the benchmark, approximately 35% of the return was due to international holdings.

Although the volatile market environment described in the Market Perspective on page 2 hampered NT Large Company Value’s absolute performance, the portfolio outpaced its benchmark index. U.S. equity indexes were universally down over the 12 months and value underperformed growth across the capitalization spectrum. Some of the largest declines were among mega-cap value stocks (shares of especially large companies, represented by the Russell Top 200 Value Index). The portfolio outperformed largely because of its position in the information technology, consumer discretionary, consumer staples, and energy sectors. Its complement of utilities and industrials stocks detracted.

Information Technology Powered Results

The portfolio’s overweight in information technology boosted relative performance. Our preference for industry leaders, such as Oracle, Microsoft and Hewlett-Packard, was also advantageous. These companies are attractive investments not only because they have stable business models and solid balance sheets but because we believe they will benefit from the economic recovery.

The sector was also the source of top contributor, International Business Machines Corp. (IBM). IBM’s shares rose after the company reaffirmed its 2009 earnings-per-share outlook, due in part to strong growth in services-contract signings.

Consumer Discretionary, Consumer Staples Contributed

Security selection in the consumer discretionary sector added to relative results. The sector provided some of the portfolio’s most significant performers—Best Buy Co., Staples, Kohl’s Corp., and H&R Block. Electronics retailer Best Buy Co., which is not represented in the benchmark, executed well in the difficult environment and seems likely to benefit from the bankruptcy of competitor, Circuit City.

*	The average return from June 1, 2006, the date nearest the fund’s inception for which data are available, through March 31, 2009, for Morningstar’s Large Cap Value category was -15.03%. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
5

NT Large Company Value

Consumer discretionary also supplied a notable detractor, Gannett Co. The newspaper publisher has struggled to manage costs in the face of declining advertising revenue. We took advantage of the market rally in March 2009 to sell the position and reallocate the assets to more attractive companies within the media industry.

The consumer staples sector provided a number of strong performers, especially among food and staples retailers. A significant contributor was Wal-Mart Stores. The retailer’s low-price strategy paid off as the economic recession put pressure on consumers.

Energy Added Value

In the energy sector, the portfolio benefited from its focus on companies less vulnerable to fluctuations in the price of oil and gas. This posture dampened relative performance when energy prices rose dramatically early in the period. However, as the global economy slowed and prices declined, our bias proved advantageous. A top holding was Chevron Corp., which reported that a rebound in its refining operations had mitigated the impact of falling oil prices.

Utilities and Industrials Hindered Progress

The portfolio’s underweight in utilities—established because we believe many of these stocks are overvalued—was a drag on results.

The industrials sector was a source of relative weakness. Even large, well-managed companies have not been immune to the global economic downturn. A notable detractor was construction equipment maker Caterpillar, which announced lower profits resulting from higher operating costs and unfavorable foreign-exchange rates.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time.  NT Large Company Value is broadly diversified, with ongoing overweight positions in the information technology, consumer discretionary, and industrials sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks.

6

NT Large Company Value

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Exxon Mobil Corp.	5.6%	5.2%
Chevron Corp.	4.6%	4.6%
AT&T, Inc.	4.3%	3.4%
JPMorgan Chase & Co.	3.4%	3.5%
General Electric Co.	3.3%	4.5%
Pfizer, Inc.	3.2%	2.8%
Johnson & Johnson	3.1%	2.9%
ConocoPhillips	2.8%	3.1%
Royal Dutch Shell plc ADR	2.5%	2.4%
Verizon Communications, Inc.	2.5%	2.0%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Oil, Gas & Consumable Fuels	17.0%	16.3%
Pharmaceuticals	12.1%	9.7%
Diversified Telecommunication Services	7.2%	5.8%
Diversified Financial Services	5.0%	9.3%
Capital Markets	3.9%	3.5%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks and Futures	99.2%	99.1%
Convertible Preferred Stocks	0.1%	—
Temporary Cash Investments	0.6%	—
Other Assets and Liabilities	0.1%	0.9%

7

Performance

NT Mid Cap Value

Total Returns as of March 31, 2009
		Average Annual
		Returns
	1 year	Since Inception	Inception Date
Institutional Class	-29.25%	-10.22%	5/12/06
Russell Midcap Value Index	-42.51%	-17.29%	—

One-Year Returns Over Life of Class
Periods ended March 31
		2007*	2008	2009
Institutional Class		16.03%	-10.79%	-29.25%
Russell Midcap Value Index		17.06%	-14.12%	-42.51%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

Portfolio Commentary

NT Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

NT Mid Cap Value declined -29.25% for the 12 months ended March 31, 2009. By comparison, the average return for Morningstar’s Mid Cap Value category (whose performance, like NT Mid Cap Value’s, reflects operating expenses) was -39.94%.* The fund’s benchmark, the Russell Midcap Value Index, fell -42.51%. Its returns do not include operating expenses.

The volatile market environment described in the Market Perspective on page 2 hampered NT Mid Cap Value’s absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the Russell Midcap Value Index. NT Mid Cap Value outperformed largely because of effective security selection and our continued emphasis on less-risky businesses with sound balance sheets. The portfolio benefited the most from its position in the financials, utilities, and materials sectors. Holdings in information technology detracted.

Financials Contributed the Most

Many financials stocks suffered deep declines, but our focus on higher-quality companies with strong balance sheets and reliable funding sources boosted relative outperformance. A significant underweight position in real estate investment trusts (REITs), which were down more than 57% in the benchmark, bolstered relative performance. Many REITs are burdened with significantly overleveraged balance sheets and large off-balance sheet capital commitments.

Two financials holdings were leading contributors—People’s United Financial and Chubb Corp. A conservatively run, well-capitalized thrift, People’s United has avoided most of the issues adversely affecting other financials. Chubb, a property and casualty insurer, maintains a sound investment portfolio and could gain market share as American International Group (AIG) continues to struggle.

Financials was also the source of a top detractor, asset manager Alliance-Bernstein Holding LP. Weak investment performance and broadly negative returns in the equity markets have driven a decline in assets under management at the firm.

Utilities Enhanced Results

Security selection—particularly long-term investments in electric and gas utilities—aided relative performance. A notable position was WGL Holdings, which provides natural gas to Washington, D.C., and surrounding metropolitan areas in Maryland and Virginia. The company’s strong balance sheet, stable business model, predictable returns on capital, and solid dividend are representative of the characteristics we seek for the portfolio.

*	The average return from June 1, 2006, the date nearest the fund’s inception for which data are available, through March 31, 2009, for Morningstar’s Mid Cap Value category was -15.56%. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
9

NT Mid Cap Value

Moreover, because of valuations and higher-risk business models, the portfolio did not hold any independent power producers; the segment declined more than 75% in the benchmark. Conversely, its progress was hampered by a lack of exposure to electric and natural gas provider, PG&E Corp. The company has executed on its business plan and is benefiting from an advantageous regulatory environment.

Materials Added Value

In materials, strong security selection among containers and packaging companies added to results. Top contributor Bemis Co., a major producer of flexible packaging primarily for the food industry, benefited from stable end market demand and falling resin costs.

Information Technology Detracted

Within information technology, the communications equipment industry provided a notable detractor. Emulex, a provider of storage networking infrastructure solutions, underperformed as demand for its products waned along with shrinking corporate information technology budgets. Uncertainty about evolving technology standards within the network storage market also concerned investors.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2009, we see opportunities in consumer staples, health care, and industrials stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in financials, consumer discretionary, and utilities stocks.

10

NT Mid Cap Value

Top Ten Holdings as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Kimberly-Clark Corp.	3.4%	3.4%
Marsh & McLennan Cos., Inc.	3.3%	1.9%
iShares Russell Midcap Value Index Fund	2.8%	4.0%
Wisconsin Energy Corp.	2.8%	1.4%
IDACORP, Inc.	2.3%	1.5%
Aon Corp.	2.3%	—
EQT Corp.	2.1%	—
ConAgra Foods, Inc.	2.0%	1.9%
Waste Management, Inc.	2.0%	0.9%
Beckman Coulter, Inc.	2.0%	1.7%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Insurance	10.0%	8.6%
Food Products	7.5%	4.6%
Electric Utilities	6.0%	6.7%
Health Care Equipment & Supplies	5.6%	3.4%
Multi-Utilities	5.0%	4.8%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Common Stocks	99.0%	98.0%
Temporary Cash Investments	0.9%	1.2%
Other Assets and Liabilities	0.1%	0.8%

11

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

12

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 – 3/31/09	Expense Ratio*
NT Large Company Value — Institutional Class
Actual	$1,000	$672.40	$2.67	0.64%
Hypothetical	$1,000	$1,021.74	$3.23	0.64%
NT Mid Cap Value — Institutional Class
Actual	$1,000	$716.60	$3.42	0.80%
Hypothetical	$1,000	$1,020.94	$4.03	0.80%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
13

Schedule of Investments
NT Large Company Value

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 95.1%			DIVERSIFIED FINANCIAL SERVICES — 5.0%
AEROSPACE & DEFENSE — 1.2%			Bank of America Corp.	358,500	$ 2,444,970
Northrop Grumman Corp.	42,300	$ 1,845,972	JPMorgan Chase & Co.	197,200	5,241,576
BEVERAGES — 2.8%					7,686,546
Coca-Cola Co. (The)	62,300	2,738,085	DIVERSIFIED TELECOMMUNICATION
Pepsi Bottling Group, Inc.	66,400	1,470,096	SERVICES — 7.2%
		4,208,181	AT&T, Inc.(2)	259,600	6,541,920
BIOTECHNOLOGY — 1.3%			Embarq Corp.	17,000	643,450
Amgen, Inc.(1)	39,900	1,975,848	Verizon
			Communications, Inc.	125,200	3,781,040
CAPITAL MARKETS — 3.8%					10,966,410
Ameriprise Financial, Inc.	27,900	571,671	ELECTRIC UTILITIES — 3.0%
Bank of New York			Exelon Corp.	55,900	2,537,301
Mellon Corp. (The)	67,900	1,918,175	PPL Corp.	72,400	2,078,604
Goldman Sachs					4,615,905
Group, Inc. (The)	18,100	1,918,962
Legg Mason, Inc.	16,400	260,760	ENERGY EQUIPMENT & SERVICES — 0.6%
Morgan Stanley	51,100	1,163,547	National Oilwell
		5,833,115	Varco, Inc.(1)	32,200	924,462
			FOOD & STAPLES RETAILING — 3.3%
CHEMICALS — 1.9%			Kroger Co. (The)	59,000	1,251,980
E.I. du Pont			Walgreen Co.	56,300	1,461,548
de Nemours & Co.	68,000	1,518,440	Wal-Mart Stores, Inc.	44,700	2,328,870
PPG Industries, Inc.	38,000	1,402,200			5,042,398
		2,920,640
COMMERCIAL BANKS — 2.9%			FOOD PRODUCTS — 0.9%
PNC Financial Services			Unilever NV
Group, Inc.	20,600	603,374	New York Shares	66,800	1,309,280
U.S. Bancorp.	75,900	1,108,899	HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%
Wells Fargo & Co.	188,000	2,677,120	Medtronic, Inc.	45,500	1,340,885
		4,389,393	HEALTH CARE PROVIDERS & SERVICES — 0.5%
COMMERCIAL SERVICES & SUPPLIES — 1.6%			Quest Diagnostics, Inc.	16,600	788,168
Avery Dennison Corp.	21,600	482,544	HOTELS, RESTAURANTS & LEISURE — 0.6%
Pitney Bowes, Inc.	30,100	702,835	Darden Restaurants, Inc.	13,500	462,510
R.R. Donnelley & Sons Co.	59,200	433,936	Starbucks Corp.(1)	46,600	517,726
Waste Management, Inc.	32,400	829,440			980,236
		2,448,755	HOUSEHOLD DURABLES — 0.5%
COMMUNICATIONS EQUIPMENT — 0.7%			Newell Rubbermaid, Inc.	119,600	763,048
Cisco Systems, Inc.(1)	60,100	1,007,877	INDEPENDENT POWER PRODUCERS
			& ENERGY TRADERS — 0.5%
COMPUTERS & PERIPHERALS — 1.0%			NRG Energy, Inc.(1)	47,000	827,200
Hewlett-Packard Co.	46,800	1,500,408	INDUSTRIAL CONGLOMERATES — 3.7%
DIVERSIFIED — 1.6%			General Electric Co.	493,400	4,988,274
Standard & Poor’s 500			Tyco International Ltd.	33,600	657,216
Depositary Receipt, Series 1	31,600	2,510,304			5,645,490
DIVERSIFIED CONSUMER SERVICES — 0.7%
H&R Block, Inc.	57,300	1,042,287

14

NT Large Company Value

	Shares	Value		Shares	Value
INSURANCE — 3.2%			PHARMACEUTICALS — 12.1%
Allstate Corp. (The)	80,300	$ 1,537,745	Abbott Laboratories	29,700	$ 1,416,690
Loews Corp.	26,900	594,490	Eli Lilly & Co.	61,000	2,038,010
Torchmark Corp.	27,700	726,571	Johnson & Johnson	88,800	4,670,880
Travelers Cos., Inc. (The)	49,600	2,015,744	Merck & Co., Inc.	90,700	2,426,225
		4,874,550	Pfizer, Inc.	357,500	4,869,150
IT SERVICES — 1.6%			Wyeth	70,900	3,051,536
Fiserv, Inc.(1)	20,200	736,492			18,472,491
International Business			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Machines Corp.	16,900	1,637,441	Host Hotels & Resorts, Inc.	87,000	341,040
		2,373,933	Simon Property Group, Inc.	14,100	488,424
MACHINERY — 2.4%					829,464
Caterpillar, Inc.	35,000	978,600	SEMICONDUCTORS & SEMICONDUCTOR
Dover Corp.	39,400	1,039,372	EQUIPMENT — 0.9%
Ingersoll-Rand Co. Ltd.,			Applied Materials, Inc.	55,900	600,925
Class A	57,300	790,740	Intel Corp.	52,800	794,640
Parker-Hannifin Corp.	23,800	808,724			1,395,565
		3,617,436	SOFTWARE — 1.6%
MEDIA — 3.4%			Microsoft Corp.	76,200	1,399,794
CBS Corp., Class B	169,400	650,496	Oracle Corp.(1)	59,700	1,078,779
Comcast Corp., Class A	73,200	998,448			2,478,573
Time Warner Cable, Inc.	22,583	560,046	SPECIALTY RETAIL — 3.1%
Time Warner, Inc.	89,967	1,736,355	Best Buy Co., Inc.	31,600	1,199,536
Viacom, Inc., Class B(1)	75,800	1,317,404	Gap, Inc. (The)	63,400	823,566
		5,262,749	Home Depot, Inc. (The)	63,000	1,484,280
METALS & MINING — 0.5%			Staples, Inc.	64,500	1,168,095
Nucor Corp.	20,600	786,302			4,675,477
MULTILINE RETAIL — 0.8%			TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Kohl’s Corp.(1)	29,000	1,227,280	VF Corp.	20,700	1,182,177
OFFICE ELECTRONICS — 0.3%			TOTAL COMMON STOCKS
Xerox Corp.	86,900	395,395	(Cost $190,011,828)		145,148,700
OIL, GAS & CONSUMABLE FUELS — 17.0%			Convertible Preferred Stocks — 0.1%
Apache Corp.	17,000	1,089,530	CAPITAL MARKETS — 0.1%
Chevron Corp.	104,800	7,046,752	Legg Mason, Inc.
ConocoPhillips	108,600	4,252,776	7.00%, 6/30/11
Devon Energy Corp.	14,900	665,881	(Cost $194,086)	9,400	171,080
Exxon Mobil Corp.	126,400	8,607,840	Temporary Cash Investments —
Occidental Petroleum Corp.	7,100	395,115	Segregated For Futures Contracts — 4.1%
Royal Dutch Shell plc ADR	87,400	3,871,820	Repurchase Agreement, Credit Suisse
		25,929,714	First Boston, Inc., (collateralized
PAPER & FOREST PRODUCTS — 0.7%			by various U.S. Treasury obligations,
International Paper Co.	29,700	209,088	7.50%, 11/15/24, valued at $6,319,477),
Weyerhaeuser Co.	31,400	865,698	in a joint trading account at 0.10%,
		1,074,786	dated 3/31/09, due 4/1/09
			(Delivery value $6,200,017)
			(Cost $6,200,000)		6,200,000

15

NT Large Company Value

	Shares	Value

Temporary Cash Investments — 0.6%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	81,045	$ 81,045
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by
various U.S. Treasury obligations, 7.50%,
11/15/24, valued at $917,344), in a joint
trading account at 0.10%, dated 3/31/09,
due 4/1/09 (Delivery value $900,003)		900,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $981,045)		981,045
TOTAL INVESTMENT
SECURITIES — 99.9%
(Cost $197,386,959)		152,500,825
OTHER ASSETS AND
LIABILITIES — 0.1%		176,798
TOTAL NET ASSETS — 100.0%		$152,677,623

Futures Contracts
Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
154 S&P 500 E-Mini Futures	June 2009	$ 6,119,960	$ 832,304

Notes to Schedule of Investments
ADR = American Depositary Receipt

(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $6,120,000.
Industry classifications are unaudited.

See Notes to Financial Statements.

16

NT Mid Cap Value

MARCH 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.0%			DIVERSIFIED — 2.8%
			iShares Russell Midcap
AEROSPACE & DEFENSE — 0.7%			Value Index Fund	80,700	$ 1,922,274
Northrop Grumman Corp.	10,400	$ 453,856	DIVERSIFIED FINANCIAL SERVICES — 0.7%
AIRLINES — 1.0%			McGraw-Hill Cos., Inc. (The)	21,400	489,418
Southwest Airlines Co.	106,938	676,917	DIVERSIFIED TELECOMMUNICATION
AUTOMOBILES — 0.1%			SERVICES — 2.0%
Bayerische Motoren			BCE, Inc.	26,925	536,450
Werke AG	2,400	69,641	CenturyTel, Inc.	7,700	216,524
BEVERAGES — 1.6%			Embarq Corp.	15,600	590,460
Coca-Cola Enterprises, Inc.	50,800	670,052			1,343,434
Pepsi Bottling Group, Inc.	19,800	438,372	ELECTRIC UTILITIES — 6.0%
		1,108,424	IDACORP, Inc.	67,879	1,585,653
CAPITAL MARKETS — 2.8%			Northeast Utilities	12,330	266,205
AllianceBernstein Holding LP	40,000	588,800	Portland General Electric Co.	57,171	1,005,638
Ameriprise Financial, Inc.	40,200	823,698	Westar Energy, Inc.	67,431	1,182,065
Legg Mason, Inc.	31,500	500,850			4,039,561
		1,913,348	ELECTRICAL EQUIPMENT — 1.1%
CHEMICALS — 2.1%			Emerson Electric Co.	1,700	48,586
Air Products			Hubbell, Inc., Class B	24,600	663,216
& Chemicals, Inc.	600	33,750			711,802
Ecolab, Inc.	3,500	121,555
International Flavors &			ELECTRONIC EQUIPMENT & INSTRUMENTS — 3.1%
Fragrances, Inc.	26,698	813,221	AVX Corp.	68,227	619,501
Minerals Technologies, Inc.	14,370	460,559	Littelfuse, Inc.(1)	32,729	359,692
		1,429,085	Molex, Inc.	79,658	1,094,501
COMMERCIAL BANKS — 2.0%					2,073,694
Associated Banc-Corp.	26,432	408,110	ENERGY EQUIPMENT & SERVICES — 1.1%
BancorpSouth, Inc.	5,900	122,956	Cameron
Commerce Bancshares, Inc.	15,430	560,109	International Corp.(1)	33,000	723,690
Synovus Financial Corp.	78,100	253,825	FOOD & STAPLES RETAILING — 1.0%
		1,345,000	Costco Wholesale Corp.	15,000	694,800
COMMERCIAL SERVICES & SUPPLIES — 3.7%			FOOD PRODUCTS — 7.5%
Pitney Bowes, Inc.	5,163	120,556	Campbell Soup Co.	38,100	1,042,416
Republic Services, Inc.	60,198	1,032,396	ConAgra Foods, Inc.	82,007	1,383,458
Waste Management, Inc.	53,396	1,366,937	General Mills, Inc.	8,000	399,040
		2,519,889	H.J. Heinz Co.	37,700	1,246,362
COMMUNICATIONS EQUIPMENT — 0.9%			Hershey Co. (The)	8,206	285,159
Emulex Corp.(1)	115,600	581,468	Hormel Foods Corp.	8,900	282,219
COMPUTERS & PERIPHERALS — 0.9%			Kellogg Co.	13,100	479,853
Diebold, Inc.	27,714	591,694			5,118,507
CONTAINERS & PACKAGING — 1.3%			GAS UTILITIES — 4.1%
Bemis Co., Inc.	43,140	904,646	AGL Resources, Inc.	29,000	769,370
DISTRIBUTORS — 1.5%			Southwest Gas Corp.	38,520	811,616
Genuine Parts Co.	33,856	1,010,940	WGL Holdings, Inc.	37,453	1,228,459
					2,809,445

17

NT Mid Cap Value

	Shares	Value		Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 5.6%			MACHINERY — 2.6%
Beckman Coulter, Inc.	26,460	$ 1,349,725	Altra Holdings, Inc.(1)	133,785	$ 519,086
Boston Scientific Corp.(1)	28,700	228,165	Dover Corp.	14,900	393,062
Hospira, Inc.(1)	14,700	453,642	Ingersoll-Rand Co. Ltd.,
Symmetry Medical, Inc.(1)	92,462	583,435	Class A	17,900	247,020
Zimmer Holdings, Inc.(1)	31,800	1,160,700	Kaydon Corp.	23,100	631,323
		3,775,667			1,790,491
HEALTH CARE PROVIDERS & SERVICES — 2.1%			METALS & MINING — 1.5%
LifePoint Hospitals, Inc.(1)	21,400	446,404	Newmont Mining Corp.	23,278	1,041,923
Patterson Cos., Inc.(1)	25,000	471,500	MULTI-UTILITIES — 5.0%
Universal Health Services,			Ameren Corp.	22,400	519,456
Inc., Class B	12,502	479,327	Wisconsin Energy Corp.	46,160	1,900,407
		1,397,231	Xcel Energy, Inc.	53,897	1,004,101
HEALTH CARE TECHNOLOGY — 0.5%					3,423,964
IMS Health, Inc.	29,400	366,618	OIL, GAS & CONSUMABLE FUELS — 4.2%
HOTELS, RESTAURANTS & LEISURE — 2.7%			Apache Corp.	10,348	663,203
International Speedway			EOG Resources, Inc.	5,000	273,800
Corp., Class A	46,215	1,019,503	EQT Corp.	45,442	1,423,698
Speedway Motorsports, Inc.	68,375	808,192	Noble Energy, Inc.	9,700	522,636
		1,827,695			2,883,337
HOUSEHOLD DURABLES — 0.9%			PAPER & FOREST PRODUCTS — 1.0%
Fortune Brands, Inc.	17,000	417,350	MeadWestvaco Corp.	21,648	259,560
Whirlpool Corp.	5,900	174,581	Weyerhaeuser Co.	14,606	402,687
		591,931			662,247
HOUSEHOLD PRODUCTS — 4.0%			PERSONAL PRODUCTS — 0.9%
Clorox Co.	7,600	391,248	Estee Lauder Cos., Inc.
Kimberly-Clark Corp.	50,695	2,337,546	(The), Class A	17,500	431,375
		2,728,794	Mead Johnson Nutrition Co.,
INSURANCE — 10.0%			Class A(1)	5,874	169,582
ACE Ltd.	24,200	977,680			600,957
Aon Corp.	38,400	1,567,488	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.1%
Arthur J. Gallagher & Co.	27,239	463,063	Boston Properties, Inc.	9,100	318,773
Chubb Corp.	28,200	1,193,424	Host Hotels & Resorts, Inc.	71,600	280,672
HCC Insurance			Public Storage	9,300	513,825
Holdings, Inc.	14,991	377,623	Rayonier, Inc.	11,388	344,145
Marsh & McLennan					1,457,415
Cos., Inc.	109,154	2,210,369	ROAD & RAIL — 0.3%
		6,789,647	Union Pacific Corp.	5,400	221,994
LEISURE EQUIPMENT & PRODUCTS — 1.5%			SEMICONDUCTORS & SEMICONDUCTOR
Mattel, Inc.	90,400	1,042,312	EQUIPMENT — 2.4%
LIFE SCIENCES TOOLS & SERVICES — 0.2%			Applied Materials, Inc.	54,300	583,725
Bio-Rad Laboratories, Inc.,			KLA-Tencor Corp.	26,600	532,000
Class A(1)	1,900	125,210	Teradyne, Inc.(1)	118,900	520,782
					1,636,507

18

NT Mid Cap Value

	Shares	Value		Shares	Value

SOFTWARE — 0.7%			Temporary Cash Investments — 0.9%
Synopsys, Inc.(1)	21,935	$ 454,713	JPMorgan U.S. Treasury
SPECIALTY RETAIL — 0.7%			Plus Money Market Fund
Lowe’s Cos., Inc.	24,800	452,600	Agency Shares	35,896	$ 35,896
THRIFTS & MORTGAGE FINANCE — 2.1%			Repurchase Agreement, Credit Suisse
People’s United			First Boston, Inc., (collateralized by
Financial, Inc.	44,933	807,446	various U.S. Treasury obligations,
Washington Federal, Inc.	47,827	635,621	7.50%, 11/15/24, valued at $611,562),
		1,443,067	in a joint trading account at 0.10%,
TOTAL COMMON STOCKS			dated 3/31/09, due 4/1/09
(Cost $73,569,979)		67,245,853	(Delivery value $600,002)		600,000
			TOTAL TEMPORARY
			CASH INVESTMENTS
			(Cost $635,896)		635,896
			TOTAL INVESTMENT
			SECURITIES — 99.9%
			(Cost $74,205,875)		67,881,749
			OTHER ASSETS
			AND LIABILITIES — 0.1%		50,846
			TOTAL NET ASSETS — 100.0%		$67,932,595

Forward Foreign Currency Exchange Contracts
	Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
547,593	CAD for USD	4/30/09	$434,322	$7,825
35,349	EUR for USD	4/30/09	46,961	98
			$481,283	$7,923
(Value on Settlement Date $489,206)

Notes to Schedule of Investments
CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MARCH 31, 2009
	NT Large
	Company Value	NT Mid Cap Value
Assets
Investment securities, at value (cost of $197,386,959 and $74,205,875, respectively)	$152,500,825	$67,881,749
Receivable for investments sold	1,170,286	1,584,350
Receivable for capital shares sold	180,852	81,100
Receivable for variation margin on futures contracts	80,850	—
Receivable for forward foreign currency exchange contracts	—	7,923
Dividends and interest receivable	308,382	201,054
	154,241,195	69,756,176

Liabilities
Payable for investments purchased	1,483,006	1,779,457
Payable for capital shares redeemed	2,242	1,125
Accrued management fees	78,324	42,999
	1,563,572	1,823,581

Net Assets	$152,677,623	$67,932,595

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000	100,000,000
Shares outstanding	27,502,403	10,860,811

Net Asset Value Per Share	$5.55	$6.25

Net Assets Consist of:
Capital (par value and paid-in surplus)	$224,111,583	$92,920,637
Undistributed net investment income	—	42,289
Accumulated net realized loss on investment and foreign currency transactions	(27,380,130)	(18,713,693)
Net unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies	(44,053,830)	(6,316,638)
	$152,677,623	$67,932,595

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MARCH 31, 2009
	NT Large
	Company Value	NT Mid Cap Value
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,482 and $5,488, respectively)	$ 3,735,205	$ 1,561,994
Interest	52,726	7,818
Securities lending, net	18,933	32,128
	3,806,864	1,601,940

Expenses:
Management fees	697,270	404,155
Directors’ fees and expenses	3,353	1,538
Other expenses	235	1,356
	700,858	407,049

Net investment income (loss)	3,106,006	1,194,891

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment and foreign currency transactions	(23,666,556)	(14,383,457)
Futures transactions	(3,024,958)	—
	(26,691,514)	(14,383,457)

Change in net unrealized appreciation (depreciation) on:
Investments and translation of assets and liabilities in foreign currencies	(38,589,442)	(5,340,494)
Futures	845,762	—
	(37,743,680)	(5,340,494)

Net realized and unrealized gain (loss)	(64,435,194)	(19,723,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(61,329,188)	$(18,529,060)

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
	NT Large Company Value		NT Mid Cap Value
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 3,106,006	$ 1,860,725	$ 1,194,891	$ 588,915
Net realized gain (loss)	(26,691,514)	231,787	(14,383,457)	(2,452,313)
Change in net unrealized
appreciation (depreciation)	(37,743,680)	(12,577,054)	(5,340,494)	(2,674,647)
Net increase (decrease) in net assets
resulting from operations	(61,329,188)	(10,484,542)	(18,529,060)	(4,538,045)

Distributions to Shareholders
From net investment income	(3,130,233)	(1,863,182)	(1,139,180)	(608,003)
From net realized gains	—	(1,095,232)	—	(3,708,762)
Decrease in net assets from distributions	(3,130,233)	(2,958,414)	(1,139,180)	(4,316,765)

Capital Share Transactions
Proceeds from shares sold	136,728,186	48,365,507	52,591,992	25,235,011
Payments for shares redeemed	(18,208,706)	(8,275,312)	(10,823,097)	(3,922,971)
Net increase (decrease) in net assets
from capital share transactions	118,519,480	40,090,195	41,768,895	21,312,040

Net increase (decrease) in net assets	54,060,059	26,647,239	22,100,655	12,457,230

Net Assets
Beginning of period	98,617,564	71,970,325	45,831,940	33,374,710
End of period	$152,677,623	$ 98,617,564	$ 67,932,595	$45,831,940

Undistributed net investment income	—	$22,354	$42,289	$39,713

Transactions in Shares of the Fund
Sold	20,224,219	4,428,581	7,235,875	2,465,147
Redeemed	(2,883,043)	(732,587)	(1,447,737)	(349,992)
Net increase (decrease)
in shares of the fund	17,341,176	3,695,994	5,788,138	2,115,155

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Large Company Value Fund (NT Large Company Value) and NT Mid Cap Value Fund (NT Mid Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. Income is a secondary objective. The funds pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. NT Large Company Value invests primarily in companies with larger market capitalization. NT Mid Cap Value invests in mid-sized market capitalization companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

23

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Forward Foreign Currency Exchange Contracts — The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds’ exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Futures Contracts — The funds may enter into futures contracts in order to manage the funds’ exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

24

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for NT Large Company Value ranges from 0.50% to 0.70%. The effective annual management fee for NT Large Company Value for the year ended March 31, 2009 was 0.63%. The annual management fee for NT Mid Cap Value is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

25

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2009 were as follows:

	NT Large Company Value	NT Mid Cap Value
Purchases	$141,375,207	$132,601,842
Proceeds from sales	$ 27,797,365	$ 89,911,845

4. Securities Lending

As of March 31, 2009 the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

26

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2009:

		Unrealized Gain (Loss) on
Fund/Valuation Inputs	Value of Investment Securities	Other Financial Instruments*

NT Large Company
Level 1 — Quoted Prices	$145,229,745	$832,304
Level 2 — Other Significant Observable Inputs	7,271,080	—
Level 3 — Significant Unobservable Inputs	—	—
	$152,500,825	$832,304
NT Mid Cap Value
Level 1 — Quoted Prices	$66,675,658	—
Level 2 — Other Significant Observable Inputs	1,206,091	$7,923
Level 3 — Significant Unobservable Inputs	—	—
	$67,881,749	$7,923
*Includes forward foreign currency exchange contracts and futures contracts.

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended March 31, 2009, the funds did not utilize the program.

27

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	NT Large Company Value		NT Mid Cap Value
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$3,130,012	$2,544,622	$1,139,180	$3,661,052
Long-term capital gains	$221	$413,792	—	$655,713

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	NT Large
	Company Value	NT Mid Cap Value
Federal tax cost of investments	$201,196,141	$84,078,440
Gross tax appreciation of investments	$ 750,860	—
Gross tax depreciation of investments	(49,446,176)	$(16,196,691)
Net tax appreciation (depreciation) of investments	$(48,695,316)	$(16,196,691)
Net tax appreciation (depreciation) on derivatives and translation of assets
and liabilities in foreign currencies	—	$ (435)
Net tax appreciation (depreciation)	$(48,695,316)	$(16,197,126)
Undistributed ordinary income	—	$42,289
Accumulated capital losses	$(7,761,035)	$(3,595,943)
Capital loss deferrals	$(14,977,609)	$(5,237,262)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2017.

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

28

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2009.

For corporate taxpayers, NT Large Company Value and NT Mid Cap Value hereby designate $3,107,879 and $1,099,450, respectively, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2009 as qualified for the corporate dividends received deduction.

NT Large Company Value hereby designates $221, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2009.

NT Large Company Value hereby designates $25 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

29

Financial Highlights
NT Large Company Value

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009		2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.71		$11.13	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.20	(2)	0.22	0.18
Net Realized and Unrealized Gain (Loss)	(4.16)		(1.29)	1.14
Total From Investment Operations	(3.96)		(1.07)	1.32
Distributions
From Net Investment Income	(0.20)		(0.22)	(0.18)
From Net Realized Gains	—		(0.13)	(0.01)
Total Distributions	(0.20)		(0.35)	(0.19)
Net Asset Value, End of Period	$5.55		$9.71	$11.13

Total Return(3)	(41.22)%		(9.93)%	13.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.63%		0.62%	0.63%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.82%		2.10%	2.01%(4)
Portfolio Turnover Rate	26%		20%	18%
Net Assets, End of Period (in thousands)	$152,678		$98,618	$71,970

(1)	May 12, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
See Notes to Financial Statements.

30

NT Mid Cap Value

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009		2008		2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.04		$11.28		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.18	(2)	0.16	(2)	0.14
Net Realized and Unrealized Gain (Loss)	(2.79)		(1.29)		1.44
Total From Investment Operations	(2.61)		(1.13)		1.58
Distributions
From Net Investment Income	(0.18)		(0.15)		(0.12)
From Net Realized Gains	—		(0.96)		(0.18)
Total Distributions	(0.18)		(1.11)		(0.30)
Net Asset Value, End of Period	$6.25		$9.04		$11.28

Total Return(3)	(29.25)%		(10.79)%		16.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%		0.80%		0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.36%		1.48%		1.55%(4)
Portfolio Turnover Rate	181%		208%		203%
Net Assets, End of Period (in thousands)	$67,933		$45,832		$33,375

(1)	May 12, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Large Company Value Fund and NT Mid Cap Value Fund, two of the mutual funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights each of the two years in the period then ended and for the period May 12, 2006 (inception of the funds) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT Large Company Value Fund and NT Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 12, 2006 (fund inception) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 15, 2009

32

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.  No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Directors

James E. Stowers, Jr., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1924
Position(s) Held with Funds: Director (since 1958) and Vice Chairman (since 2007)
Principal Occupation(s) During Past 5 Years: Founder, Co-Chairman, Director and Controlling
Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February 2007);
Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None

33

Independent Directors

Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

34

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 65
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 1998)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, base d on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000 Index, which represents the 3,000 largest publicly traded U.S. companies based on total market capitalization.

37

The Russell Top 200® Value Index measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0905
CL-ANN-65301N

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Thomas A. Brown and Gale E. Sayers are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2008:                              $157,806
FY 2009:                              $166,905

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2008: $0 FY 2009: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2008: $0 FY 2009: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2008:                              $1,498
FY 2009:                              $0

These services included review of federal and state income tax forms and federal excise tax forms.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2008:                              $0
FY 2009:                              $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2008: $0 FY 2009: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2008: $0 FY 2009: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2008:                              $39,525
FY 2009:                              $131,465

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)
A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 29, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 29, 2009